As filed with the Securities and Exchange Commission on April 22, 2022
Registration No. 333-167019
811-04113

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 13
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 367

John Hancock Life Insurance Company (U.S.A.) Separate Account H
(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)
(Exact name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(formerly, The Manufacturers Life Insurance Company (U.S.A.))
(Name of Depositor)

38500 Woodward Avenue Bloomfield Hills, Michigan 48304
(Address of Depositor’s Principal Executive Offices)

(617) 663-3000
(Depositor’s Telephone Number Including Area Code)

Thomas J. Loftus, Esquire John Hancock Life Insurance Company (U.S.A.) 200 Berkeley Street Boston, MA 02116
(Name and Address of Agent for Service)

Title of Securities Being Registered: Variable Annuity Insurance Contracts
Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of this amendment.
It is proposed that this filing will become effective (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b)
[X] on April 25, 2022, pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on _____ pursuant to paragraph (a)(1) of rule 485 under the Securities Act.
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

GIFL Select IRA Rollover Variable Annuity Prospectus

April 25, 2022
This Prospectus describes interests in GIFL Select IRA Rollover single payment, individual deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, and John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your GIFL Select IRA Rollover Variable Annuity Contract for the name of your issuing Company.
We offer the Contracts to participants who wish to roll over distributions from a GIFL Select Retirement Plan funded by a John Hancock USA or John Hancock New York group annuity contract with a Guaranteed Income for Life (“GIFL”) Select lifetime income benefit feature to a traditional IRA or to a Roth IRA.
Variable Investment Options. When you purchase a Contract, you invest your GIFL Select Retirement Plan distribution in the Variable Investment Options we make available under the Contracts. After that, you may transfer Contract Values among Variable Investment Options to the extent permitted under your Contract. We measure your Contract Value and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the Portfolios listed in the Appendix to this Prospectus of John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus.
Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
0422:RO GSPPRO	GIFL Select IRA Rollover

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I.  Glossary
The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.
Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.
Age 59½ Trigger: For single-life Contracts, the Contract Anniversary Date immediately preceding the Covered Person’s turning age 59½.
Age 65 Trigger: The Contract Anniversary Date immediately preceding the Covered Person’s 65th birthday for single-life Contracts, or the younger Covered Person’s 65th birthday for joint-life Contracts.
Annuitant: The natural person whose life is used to determine eligibility for and the duration of a single life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the natural person to whom we make annuity payments and whose lifetime measures the duration of annuity payments involving single life contingencies. The lives of the Annuitant and a co-Annuitant determine the eligibility for and the duration of a joint life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the lifetimes of the Annuitant and a co-Annuitant measure the duration of annuity payments involving joint life contingencies. If the Contract is owned by an individual, the Annuitant must be the same person as the Owner.
Annuities Service Center: The mailing address of our applications and service offices are listed on the back cover of this Prospectus. You can send overnight mail to us at the following street addresses: for applications, 200 Berkeley Street, 5th Floor, Boston, MA 02116; for all other transactions, 30 Dan Road, STE. 55444, Canton, MA 02021-2809.
Annuity Commencement Date: The date we/you annuitize your Contract. That is, the date the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts) and prior to the Maturity Date.
Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.
Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.
Beneficiary: The person, persons or entity entitled to the death proceeds under the Contract upon the death of a Contract Owner or in certain circumstances, the Annuitant. The Beneficiary is as specified in the application, unless changed.
Benefit Base: A term used with the guaranteed minimum withdrawal benefit to describe a value we use to determine the Lifetime Income Amount. Please refer to “VII. Description of the Contract” for more details.
Benefit Enhancement: A term used with the guaranteed minimum withdrawal benefit under the Contract to describe an increase in the Benefit Base. Please refer to “VII. Description of the Contract” for more details.
Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.
Co-Annuitant: A co-Annuitant is the natural person whose life is used, together with the life of an Annuitant, to determine eligibility for and the duration of a “spousal” guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the natural person whose lifetime, together with the lifetime of an Annuitant, measures the duration of annuity payments involving two life contingencies. Please refer to “VII. Description of the Contract” for more details. The co-Annuitant must be the Spouse of the Annuitant.
Code: The Internal Revenue Code of 1986, as amended.
Company: John Hancock USA or John Hancock New York, as applicable.
Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.
Continuation Single Life Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit under the Contract that we make available where a former participant and/or Spouse of a former participant under a GIFL Select
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Retirement Plan received distributions under that plan and will continue to receive distributions under a Contract. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit.”
Contract: The Variable Annuity contract offered by this Prospectus. If you purchased this annuity in New York, a Contract means the certificate issued to you under a group contract.
Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.
Contract Date: The date of issue of the Contract.
Contract Value: The total of the Investment Account values attributable to the Contract.
Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.
Excess Withdrawal: A term used to describe a withdrawal that exceeds certain limits under the guaranteed minimum withdrawal benefit and which, during periods of declining investment performance, may cause substantial reductions to, or the loss of, the guaranteed minimum withdrawal benefit. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal” in “VII. Description of the Contract” for more details.
Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.
General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.
GIFL Select Account Value: The portion of the account value in a GIFL Select Retirement Plan account established by you or for your benefit that was allocated to Investment Options applicable to the transfer of the Benefit Base.
GIFL Select Retirement Plan: A retirement plan intended to qualify under either section 401(k) or section 457(b) of the Code and funded, in whole or in part, by a John Hancock USA or John Hancock New York group annuity contract with a Lifetime Income Benefit Rider, which allows the plan sponsor to offer a GIFL Select feature.
GIFL Select: A term we may use to describe the guaranteed minimum withdrawal benefit provided in the Contract. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” in “VII. Description of the Contract” for more details.
Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.
IRA: An individual retirement annuity contract itself or an individual retirement account. An IRA may be established under section 408 of the Code (“traditional IRA”) or under section 408A of the Code (“Roth IRA”).
IRA Rollover: The type of investment you make to purchase a Contract. A Contract may only be purchased as an IRA funded with a distribution from a GIFL Select Retirement Plan.
John Hancock New York: John Hancock Life Insurance Company of New York.
John Hancock USA: John Hancock Life Insurance Company (U.S.A.).
Lifetime Income Amount: A term used with our guaranteed minimum withdrawal benefit that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period, beginning on a Lifetime Income Date. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” in “VII. Description of the Contract” for more details.
Lifetime Income Date: A term used with our guaranteed minimum withdrawal benefit that generally describes the date on which we determine the Lifetime Income Amount. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal – Determination of Lifetime Income Date” in “VII. Description of the Contract” for more details.
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Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.
Owner or Contract Owner (“you”): The person or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application. If the Owner is an individual, the Owner and the Annuitant must be the same person.
Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date. During this phase you cannot make withdrawals and the death benefit and any living benefit will have terminated.
Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.
Prospectus: This prospectus that describes interests in the Contract.
Purchase Payment: A distribution of a GIFL Select Account Value that is paid to us for the benefits provided by the Contract. You may use a distribution from only one GIFL Select Account Value to fund a Contract.
Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.
Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.
Settlement Phase: A term used with the guaranteed minimum withdrawal benefit under the Contract to describe the period when your Contract Value is less than the Lifetime Income Amount and we may begin to make payments to you of certain minimum guaranteed amounts. Please refer to “Settlement Phase” in “VII. Description of the Contract” for more details.
Single Life Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on a single life. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “VII. Description of the Contract” for more details.
Spousal Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on the life of a Contract Owner and his or her Spouse. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “VII. Description of the Contract” for more details.
Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.
Step-Up: A term used with the guaranteed minimum withdrawal benefit to describe a possible one-time increase in the Benefit Base. Please refer to “VII. Description of the Contract – GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” for more details.
Subaccount: A separate division of the applicable Separate Account.
Transferred Benefit Base: A term used to describe the Benefit Base amount under the GIFL “Select” guarantee provision of the group annuity contract we issued to fund a GIFL Select Retirement Plan that you intend to transfer to a Contract as part of an IRA Rollover.
Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.
Variable Investment Option: An investment option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.
Withdrawal Amount: The total amount taken from your Contract Value, including any applicable tax and proportional share of administrative fee, to process a withdrawal.
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II.  Key Information
Important Information You Should Consider About the Contract
FEES AND EXPENSES
Withdrawals	There are no charges for early withdrawals. We reduce your Contract Value and the death proceeds each time you take a withdrawal. We do not change your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.
Transaction Charges	You may be charged for the following transactions:
State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VIII. Charges and Deductions – Premium Taxes”), may also apply to your Contract.
We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.
For more information on transaction charges, please refer to “IV. Fee Tables –Transaction Expenses” and “VIII. Charges and Deductions – Premium Taxes”.

Transaction Charges	You may be charged for the following transactions:
State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VIII. Charges and Deductions – Premium Taxes”), may also apply to your Contract.
We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.
For more information on transaction charges, please refer to “IV. Fee Tables –Transaction Expenses” and “VIII. Charges and Deductions – Premium Taxes”.

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Ongoing Fees and Expenses (annual charges)	In addition any and transaction charges, you will also be subject to certain ongoing fees and expenses, including the cost of optional benefits under the Contract. You should view the Contract for your applicable rates.
For more information on ongoing fees and expenses, please refer to IV. Fee Tables – Periodic Fees and Expenses Other Than Portfolio Expenses”.
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Annual Fee	Minimum Charge	Maximum Charge
Base Contact Expenses[1]	0.60%	0.60%
Investment Options (Portfolio Company fees and expenses)[2]	0.51%	1.01%
Guaranteed Income for Life Fee[3]	0.50%	0.50%
Lowest Annual Cost$1,394.16	Highest Annual Cost$1,812.72
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Contract Classes and Portfolio Company fees and expenses
• No optional benefits
• No sales charges
• No additional purchase payments, transfers or withdrawals	Assumes:
• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of Contract Classes, optional benefits and Portfolio Company fees and expenses
• No sales charges
	• No additional purchase payments, transfers or withdrawals
RISKS
Risk of Loss	You can lose money by investing in this Contract. You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract.
For more information on risk of loss, please refer to “V. Principal Risks of Investing in the Contract.”

Not a Short-Term Investment	This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is unsuitable as a short-term savings vehicle because of the substantial Contract-level charges.
For more information on the short-term investment risks, please refer to “V. Principal Risks of Investing in the Contract.”
Risks Associated with Investment Options	An investment in this Contract is subject to the risk of poor performance and can vary depending on the performance of the Investment Options available under the Contract. Each such option will have its own unique risks, and you should review these Investment Options before making an investment decision.
For more information on the risks associated with Investment Options, please refer to “V. Principal Risks of Investing in the Contract.”

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Insurance Company Risks	Your investment in the Contract is subject to risks related to John Hancock USA, including that the obligations, guarantees, or benefits are subject to the claims-paying ability of John Hancock USA. Information about John Hancock USA, including its financial strength ratings, is available upon request from your John Hancock USA representative.
For more information on insurance company risks, please refer to “V. Principal Risks of Investing in the Contract.”

RESTRICTIONS
Investments	There are restrictions that may limit the variable Investment Options that you may choose, as well as limitations on the transfer of Contract Value among those Investment Options.
Among other things, the Contract allows us to eliminate the shares of a Portfolio or substitute shares of another new or existing Portfolio, subject to applicable legal requirements.
For more information on investment and transfer restrictions, please refer to “VII. Description of the Contract.”

TAXES
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and Purchase Payments received under the Contract. There is no additional tax benefit to you if the Contract was purchased through a tax-qualified plan or an individual retirement account (IRA). If we pay out any amount of your Contract Value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the Purchase Payments paid, with any portion not treated as a return of your Purchase Payments subject to ordinary income tax, and may be subject to tax penalties.

CONFLICTS OF INTEREST
Investment Professional Compensation	Some investment professionals may have received compensation for selling the Contract by means of various commissions and revenue sharing arrangements. An investment professional may have had a financial incentive to offer or recommend this Contract over another investment.

Exchanges	Some investment professionals may have a financial incentive to offer you a new Contract in place of the one you already own, and you should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.

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III.  Overview
This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. Please read this entire Prospectus carefully, including its Appendices and the Statement of Additional Information (the “SAI”) for more detailed information.
We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.
Description of the Contract. The Contract is a single Purchase Payment deferred Variable Annuity contract between you and the Company that may be purchased with a distribution from a GIFL Select Retirement Plan. A Contract may be purchased as a traditional IRA or as a Roth IRA, but not both. The Contract is “deferred” because it provides for payments to be made by us beginning on a future date, and it is “variable” because Contract Value may increase or decrease daily based upon your investment choices. The Contract also provides a guaranteed minimum withdrawal benefit that we call “GIFL Select.”
We issue the Contract in New York in the form of a certificate of coverage under a master group contract. We issue master group contracts to one or more trusts that are formed for the purpose of providing individual retirement accounts or individual retirement annuities. We use the word “Contract” in this prospectus to refer to both a certificate issued under a group contract in New York, and the individual contracts we issue outside of New York.
The Contract contains fees, investment options, GIFL Select benefits and limitations that may differ from the GIFL Select feature in your employer’s retirement plan. Please read this Prospectus carefully before you invest.
Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.
Contract Features. The Contract permits you to invest a distribution from your GIFL Select Account Value into a Variable Annuity Contract that you intend to use as a traditional IRA or as a Roth IRA. You invest Contract Value in Variable Investment Options that may increase or decrease in value. You may transfer among the Variable Investment Options and take withdrawals of Contract Value. The Contract also offers the GIFL Select feature (see “What is the GIFL Select feature under my Contract?” below), which allows you to transfer some or all of the Lifetime Income Amount protection we provided under your employer’s GIFL Select Retirement Plan.
Please refer to the section below entitled “What are some of the differences between the Contract and my GIFL Select Retirement Plan?” for a comparison of some of the features of your current plan and the Contract. You should also be aware that, if you leave your current employer, you may have more choices than purchasing a Contract. You may be able to leave your GIFL Select Retirement Plan account with your former employer, or you may be able to withdraw the money in the plan, or you may be able to transfer your account balance to your new employer’s plan.
In addition to providing access to a diverse selection of investment options and a guaranteed minimum withdrawal benefit, the Contract offers the availability of periodic annuity payments that can begin on the Contract’s Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option that we make available. Annuity payments are made to you. We offer Fixed Annuity and Variable Annuity payment options. Variable Annuity payment amounts are variable, based on your investment choices. If you select annuity payments under the Contract, you will no longer be able to take withdrawals.
Additional information about the Portfolios is provided in “Appendix: Portfolios Available Under the Contract.”
Before purchasing a Contract, please carefully consider your liquidity needs and your desire and ability:
•	to fund an early retirement, because you could lose benefits under the GIFL Select feature if you take withdrawals before the Lifetime Income Date, and you must satisfy “holding period” and age requirements before we will set a Lifetime Income Date (you could lose the GIFL Select guarantee if Withdrawal Amounts deplete your Contract Value, and any remaining Benefit Base, to zero); and
•	to limit your annual withdrawal amounts to the Lifetime Income Amount after the applicable Lifetime Income Date, because withdrawals of Contract Value before then (and any Excess Withdrawal in any year after that) not only decrease your Lifetime Income guarantee, but may eliminate it.
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What are some of the differences between the Contract and my GIFL Select Retirement Plan?
Before you purchase a Contract, please consider carefully the differences between the GIFL Select Retirement Plan, which is a defined contribution retirement plan, and the Contract, which is an individual retirement annuity contract. Some of the differences between the two products include:
•	A GIFL Select Retirement Plan is under the control of an employer, while you own and control the Contract outright.
•	Your GIFL Select Retirement Plan may offer investment options in addition to those available with the GIFL Select feature, including a money market or a stable value investment option; no additional investment options are available with the Contract.
•	A GIFL Select Retirement Plan has significantly different federal tax implications than a traditional IRA or a Roth IRA, governing such things as when contributions and distributions may be made. There may also be different state and local tax implications. Federal tax issues for IRAs are described in “IX. Federal Tax Matters.” Please consult with your own qualified tax professional before purchasing a Contract.
•	Fees may differ between the two products, both in amount and in timing. Fees for the GIFL Select Retirement Plan, including the fees for its underlying investment portfolios, vary from employer to employer. Ask your plan administrator for fee information applicable to your plan. All of the Contract’s fees, including the fees of its underlying Portfolios, are listed in “IV. Fee Tables.”
•	Both the GIFL Select Retirement Plan and the Contract offer Step-Up opportunities when establishing the Lifetime Income Amount. The Contract offers an additional Step-Up opportunity when you roll over to the Contract from the plan.
•	Distributions from the GIFL Select Retirement Plan and the Contract, if not a Roth IRA, must begin at age 70½, although a plan can mandate an earlier age.
•	A GIFL Select Retirement Plan may allow loans.
•	In the GIFL Select Retirement Plan, you may establish the Lifetime Income Amount on the day that the age requirement and holding period are both satisfied. In the GIFL Select IRA Rollover Variable Annuity, you may not establish the Lifetime Income Amount until the Contract Anniversary on or after the date that these requirements are satisfied.
Please also review your current employer's retirement plan to determine its merits and your ability to contribute amounts to that plan.
The foregoing is not meant to be a complete list. For more information on your GIFL Select Retirement Plan and the Contract, please consult with a qualified tax professional and your plan administrator, and read your plan documents and this Prospectus.
We use the term “Purchase Payment” to refer to the investments you make in the Contract, which must come from the distribution of a GIFL Select Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. Your Purchase Payment for a Contract cannot include distributions from other accounts under the Plan. If you are the surviving Spouse of a GIFL Select Retirement Plan participant, you are permitted to roll over your GIFL Select plan benefits to a Contract. The Contract is not available for purchase if you are a non-Spousal Beneficiary of a GIFL Select Retirement Plan participant.
We will issue a Contract as a Roth IRA if your Purchase Payment is from your GIFL Select Retirement Plan Roth Account or if your Purchase Payment is from a “non-Roth” Account and you specifically instruct us to establish the Contract as a Roth IRA. In all other cases, we will issue a Contract as a traditional IRA. Please see “Eligibility” in “VII. Description of the Contract” for further information about purchasing the Contract as a traditional IRA or as a Roth IRA. We provide information about tax implications of certain distributions and conversions to a Roth IRA in “IX. Federal Tax Matters.”
(Applicable to Contracts issued in California Only) For Contracts issued in California to persons 60 years of age or older, your Purchase Payment will be allocated to the Money Market Variable Investment Option (unless you elect otherwise) for the first 30 days after the date the Contract is delivered to you. At the end of this 30-day period, we will automatically transfer the Contract Value in the Money Market Variable Investment Option to the Contract’s other available Variable Investment Options. See “VII. Description of the Contract – Other Contract Provisions – Initial Inspection Period” for more details.
You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios.
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The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “IV. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.
In selecting Variable Investment Options under a Contract, you should consider:
•	You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.
•	Although each Portfolio may invest directly in securities or indirectly, through other underlying portfolios, you will not have the ability to determine the investment decisions or strategies of the Portfolios.
If you would prefer a broader range of investment options, you (and your financial representative) should carefully consider the features of other variable annuity contracts offered by other life insurance companies, or other forms of traditional IRAs and Roth IRAs, before purchasing a Contract.
You designate how your Purchase Payment is to be allocated among the Variable Investment Options at the time that you purchase the Contract.
Transfers Among Variable Investment Options. Prior to the Annuity Commencement Date, you may transfer your investment amounts among Variable Investment Options, subject to certain restrictions described below and discussed in greater detail in “VII. Description of the Contract – Transfers Among Variable Investment Options.” After the Annuity Commencement Date, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “VII. Description of the Contract – Transfers After the Annuity Commencement Date.”
The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in “VII. Description of the Contract – Transfers Among Variable Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.
In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
We reserve the right to restrict Variable Investment Options at any time. If we restrict a Variable Investment Option, you may not be able to transfer or allocate the Purchase Payment to the restricted Variable Investment Option after the date of the restriction. Any amounts you allocated to a Variable Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Variable Investment Option.
Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option or from a Fixed Annuity Option to a Variable Annuity Option (see “VII. Description of the Contract – Transfers after the Annuity Commencement Date”).
How do I access my money?
During the Accumulation Period, you may withdraw all or a portion of your Contract Value. Withdrawals may be subject to income tax, including an additional 10% penalty tax in many cases, on the taxable portion of any distributions taken from a Contract. Owners of Contracts issued as Roth IRAs may be subject to a penalty tax for withdrawals taken on certain distributions within the first five years after establishment of the account.
If we issue your Contract for use as a traditional IRA, you will be subject to tax requirements for minimum distributions over your lifetime. The Code requires that distributions from most Contracts commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract. Please read “IX. Federal Tax Matters” for more information about taxation on withdrawals and minimum distribution requirements applicable to traditional IRAs and Roth IRAs.
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What is the GIFL Select feature under my Contract?
The Contract permits you to choose how much Contract Value to withdraw at any time. We designed the GIFL Select feature of the Contract to guarantee that a Lifetime Income Amount will be available for annual withdrawals for as long as you live, starting on the Lifetime Income Date, even if your Contract Value declines to zero:
•	We guarantee a Lifetime Income Amount of 4%–5% under single-life Contracts and 4.5% under joint-life Contracts for annual withdrawals during your retirement years. Before the guarantee begins, your Contract must reach the Contract Anniversary on or after you satisfy any remaining age requirements (i.e., either the “Age 59½ Trigger” or the “Age 65 Trigger”) and “holding period” requirements (i.e., up to 5 years). (Please read the “Guaranteed Lifetime Income Withdrawal Benefit” section of this Prospectus for more information.)
•	We provide a one time “Step-Up” opportunity at the time of the first withdrawal after the Lifetime Income Date to reflect favorable investment performance, if any, as of the prior Anniversary Date of the Contract.
•	We may increase the Lifetime Income Amount to reflect annual Benefit Enhancements, if you defer taking withdrawals of Cash Value during a Contract Year. The current Benefit Enhancement Rate is equal to 3% of the Benefit Base in effect at the end of the immediately preceding Contract Year. The Contract’s Benefit Enhancement rate will not change once the Contract is issued. We may reduce the Benefit Enhancement Rate at any time for new Contracts issued on or after the date of notice of the reduction. We also may increase the Benefit Enhancement Rate by means of a promotional Benefit Enhancement Rate at any time for new Contracts. We may terminate this promotional Benefit Enhancement Rate at any time. Contracts that do not receive a promotional Benefit Enhancement will receive the Benefit Enhancement Rate in effect at the time the Contract is issued, which will never be less than 1%. Please refer to “VII. Description of the Contract” for more details.
•	We may decrease the Lifetime Income Amount if you take Excess Withdrawals.
You must satisfy certain conditions and make certain choices, however, to fully benefit from the GIFL Select feature guarantee. You must satisfy the age and holding period requirements specified above before we set the first available Lifetime Income Date and calculate a Lifetime Income Amount. If you take any withdrawal before we set the first available Lifetime Income Date, we will reduce the amounts we use to calculate the Lifetime Income Amount. If you take annual withdrawals after we set the Lifetime Income Date that are in excess of the Lifetime Income Amount, we will reduce the amounts we use to calculate the Lifetime Income Amount for future Contract Years.
Please refer to “Guaranteed Lifetime Income Withdrawal Benefit” in “VII. Description of the Contract” for more details, including examples to describe how the benefit works and the impact of Excess Withdrawals.
How is the initial Lifetime Income Amount calculated?
We use different formulas to determine an initial Lifetime Income Amount, depending on the form of Lifetime Income Amount you select, the type of Lifetime Income Amount for which you qualify and, in some cases, your age when you purchase a Contract.
When you first purchase a Contract, we determine a Benefit Base that is the greater of:
•	the GIFL Select Account Value distribution that you use as the Purchase Payment for the Contract; or
•	the Benefit Base under your GIFL Select Retirement Plan that we permit you to transfer to the Contract. We will permit you to transfer all of your Benefit Base only if you use your entire GIFL Select Account Value distribution as a Purchase Payment for the Contract.
After you purchase a Contract, we may reduce the Benefit Base (and the Lifetime Income Amount) if you take Excess Withdrawals, and we may increase the Benefit Base (and the Lifetime Income Amount) if you qualify for any of the opportunities described below. The Benefit Base has no cash value and usually will differ from the Contract Value you may withdraw. The maximum Benefit Base is $5 million.
We determine the initial Lifetime Income Amount on the earliest available Lifetime Income Date. To do this, we multiply the greater of the Contract Value or the Benefit Base then in effect by the rate applicable to your Contract. We will recalculate the Lifetime Income Amount if you take no withdrawals or annuitize the Contract during the next Contract Year. We describe the rates we use to calculate the Lifetime Income Amount on the earliest available Lifetime Income Date, and certain age and holding period requirements, on the next page.
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Will I have an opportunity to increase the Lifetime Income Amount under my GIFL Select guaranteed minimum withdrawal benefit?
Yes. The GIFL Select feature under the Contract has three ways to provide a potential increase in the Lifetime Income Amount:
•	if you purchase a Contract before your Age 65 Trigger, and defer taking any withdrawals (or annuitizing the Contract) between your Age 59½ Trigger and your Age 65 Trigger, we will use a higher rate to calculate a Single Life Lifetime Income Amount;
•	if you do not take any withdrawals of Contract Value (or annuitize the Contract) during any Contract Year, we will add a Benefit Enhancement to the Benefit Base at the beginning of the next Contract Year that may increase the Lifetime Income Amount for future Contract Years*; and
•	when you take your first withdrawal after the Lifetime Income Date, you have a one-time opportunity to automatically increase (“step up”) the Benefit Base we use to determine the Lifetime Income Amount. A Step-Up will reflect investment gains in the Contract Value, if any, as of the prior Contract Anniversary. We provide no assurance that your Contract Value will experience investment gains; it may increase or decrease in value at any time.
*	If you were taking distributions under a GIFL Select Retirement Plan, and continue to do so under a Contract, you will not qualify for an annual Benefit Enhancement.
Before purchasing a Contract, please carefully consider whether you are likely to make withdrawals of Contract Value that may impact the amount of the GIFL Select guaranteed minimum withdrawal benefit.
Please refer to “Guaranteed Lifetime Income Withdrawal Benefit” in “VII. Description of the Contract” for more information.
What rates do we use to determine the Lifetime Income Amount, and what are the applicable holding period and age requirements that you must satisfy for the GIFL Select guaranteed minimum withdrawal benefit?
We designed the GIFL Select feature to provide minimum withdrawal benefit guarantees on a single life and on a joint Spousal life basis. The GIFL Select guaranteed minimum withdrawal benefit begins on the Contract Anniversary on or after you satisfy a holding period requirement and have turned the applicable age. We charge a fee for the benefit from the date we issue a Contract, however, even if you have not satisfied the necessary requirements at that time.
Holding Period. Your Contract must remain in force throughout a holding period measured from the date we issue the Contract. The holding period is 5 Contract Years, but we will reduce the required holding period to reflect the time that you were a participant in a GIFL Select Retirement Plan. If you are a surviving Spouse of a deceased participant, the holding period will reflect the time your Spouse was in the plan.
Age Requirements – Single Life. In most cases, you must have reached your Age 59½ Trigger to establish a Single Life Lifetime Income Amount. If you have reached your Age 59½ Trigger, but have not yet reached your Age 65 Trigger, when you establish the GIFL Select feature, we will use a 4% rate to calculate a Single Life Lifetime Income Amount. If you wait until you have reached your Age 65 Trigger before you establish the GIFL Select feature, we will use a 5% rate to calculate a Single Life Lifetime Income Amount.
We do not apply an age requirement, however, if you established a guaranteed minimum withdrawal benefit under a GIFL Select Retirement Plan and continue to take distributions under a Contract. In that event, we will use the rate applicable to your GIFL Select Account, as follows:
•	4% if you commenced receiving distributions under the plan on a single life basis before age 65,
•	4.5% if you commenced receiving distributions under the plan on a joint Spousal basis (we will use this rate where you are a former participant in the plan, or a surviving Spouse of a former participant, and are purchasing a Contract for a single life Lifetime Income Amount), or
•	5% if you commenced receiving distributions under the plan on a single life basis on or after age 65.
In this Prospectus, we refer to each of these types of single life Lifetime Income Amounts as a Continuation Single Life Lifetime Income Amount. Your Contract will contain the applicable rate and refer to it as a Single Life Lifetime Income Amount.
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Age Requirements – Joint Spousal Life. You and your Spouse must both reach your Age 65 Triggers to establish a Spousal Lifetime Income Amount. In that event, we will use a 4.5% rate to calculate a Spousal Lifetime Income Amount.
Please read “VII. Description of the Contract – Lifetime Income Provisions” for additional details.
Example: Assume that you purchase a GIFL Select IRA Rollover Variable Annuity Contract on May 1, 2017 for a Single Life Lifetime Income Amount, when you are age 60 and the holding period in your GIFL Select Retirement Plan was scheduled to end on May 31, 2017. Your Lifetime Income Date for GIFL Select is May 1, 2018, the Contract Anniversary after you have satisfied both the age and holding period requirement. If you purchase the GIFL Select IRA Rollover Variable Annuity Contract on June 1, 2017, your Lifetime Income Date will be June 1, 2017 since both requirements were satisfied prior to the date that the Contract was purchased.
How do I establish my GIFL Select guaranteed minimum withdrawal benefit?
Once you satisfy the applicable age and holding period requirements, we will set the first available Lifetime Income Date and calculate a Lifetime Income Amount. You will establish that Lifetime Income Amount if you take a withdrawal at any time during the next 12 months. If you do:
•	the Lifetime Income Amount will reflect a Step-Up in the Benefit Base if there were investment gains in Contract Value as of the prior Contract Anniversary;
•	you will not be eligible for the Benefit Enhancement for that year, but you will remain eligible for future annual Benefit Enhancements if you defer taking withdrawals in future Contract Years and do not annuitize your Contract; and
•	you will need to tell us before establishing the Lifetime Income Amount if you wish to establish a Spousal Lifetime Income Amount in lieu of a Single Life Lifetime Income Amount. Once you establish a Lifetime Income Amount, you will not be able to change from a Single Life form of benefit to a Spousal form of benefit, or vice-versa.
If you defer taking withdrawals after we set the first available Lifetime Income Date, we will recalculate the Lifetime Income Amount at the next Contract Anniversary. You will then be able to establish that Lifetime Income Amount during the following 12 months. We will continue to recalculate the Lifetime Income Amount, and you will be able to establish the recalculated amount if you continue to defer withdrawals until the Maturity Date.
Can I return my Contract?
In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. Because your Contract is issued as an IRA, you will receive a refund of the Purchase Payment you made during the first seven days of this period if that amount is greater than the Contract Value. After seven days, we will return the Contract Value. The date of cancellation is the date we receive the Contract. Rather than receive the Contract Value as a taxable distribution, you may opt to return this amount to the GIFL Select Retirement Plan (if permitted under the plan) (see “IX. Federal Tax Matters”).
(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payment during this 30-day period to one or more of the Contract’s other available Variable Investment Options. If you cancel the Contract during this 30-day period and your Purchase Payment was allocated to the Money Market Variable Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payment and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payment was allocated to a Variable Investment Option (other than the Money Market Variable Investment Option), we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract. At the end of the 30-day period, we will transfer your money automatically into other available Variable Investment Options that you select. See “VII. Description of the Contract – Other Contract Provisions – Initial Inspection Period.”
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IV.   Fee Tables
The following tables describe the fees and expenses applicable to buying, owning and surrendering or making withdrawals from a GIFL Select IRA Rollover Variable Annuity Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you pay at the time that you buy the Contract or surrender the Contract, or when you transfer Contract Value between Variable Investment Options. State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VIII. Charges and Deductions – Premium Taxes”), may also apply to your Contract.
Transaction Expenses
John Hancock USA Contracts and John Hancock New York Contracts
Maximum Fee[1]	$25
Current Fee	$0
[1]	This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.
The following table describes fees and expenses that you pay each year during the time that you own the Contract. This table does not include annual Portfolio operating fees and expenses.
Annual Contract Expenses
Administrative Expenses	None
Base Contract Expenses	0.60%
(as a percentage of Separate Account value)
GIFL Select Fee[2]
Maximum Fee	0.65%
Current Fee	0.50%
[1]	Amount shown includes the Mortality and Expense Risks Fee and Administration Fee.
[2]	Amount shown is an annual percentage based on the Benefit Base. We impose the current fee shown, but reserve the right to increase it up to the maximum fee shown.
The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios available under the Contract, including their annual expenses, maybe found in “Appendix: Portfolios Available Under the Contract” at the back of this document.
Annual Portfolio Company Expenses	Minimum	Maximum
(expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (Rule 12b-1 fees) and other expenses)	0.64%	1.01%
Examples
We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and Annual Portfolio Company Expenses.
Example 1: Maximum Portfolio operating expenses
The following example assumes that you invest $100,000 in a Contract, that your investment has a 5% return each year and most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $100,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown.
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Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$2,287	$7,051	$12,083	$25,928
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$2,287	$7,051	$12,083	$25,928
Example 2: Minimum Portfolio operating expenses
The next example also assumes that you invest $100,000 in a Contract, that your investment has a 5% return each year, the minimum fees and expenses of any of the Portfolios and represents the least expensive way to purchase the Contract. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $100,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,763	$5,457	$9,387	$20,348
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$1,763	$5,457	$9,387	$20,348
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V.   Principal Risks of Investing in the Contract
Risks Associated with Variable Investment Options. The investment performance of any variable Investment Account may be good or bad, and you may lose money on amounts you invest in a Contract. You take all the investment risk for amounts allocated to one or more of the Subaccounts, which invest in Portfolios. Your Contract Value will increase or decrease based on the investment performance of the variable Investment Accounts you have chosen. The variable Investment Accounts cover a broad spectrum of investment styles and strategies, some variable Investment Accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the Portfolios. The death benefit may also increase or decrease with investment experience.
We do not guarantee the investment results of any Portfolio. An investment in the Annuity is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision.
Risks Associated with Managed Volatility Portfolios. During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so. For more information see “VI. General Information About Us, the Separate Accounts and the Portfolios.”
Transfer Risk. There is a risk that you will not be able to transfer your Contract’s value from one variable Investment Account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the Fixed Investment Option are more restrictive than those that apply to transfers out of variable Investment Accounts. If you purchased certain supplementary benefit Riders you will be subject to special transfer restrictions.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. We apply these restrictions uniformly to each class of Contracts. While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long term investors.
Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be quite complex. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Before making a Purchase Payment or taking other action related to your Contract, please consult with a qualified tax professional with regard to the application of the law to your circumstances. For example, distributions from your Contract are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain.
Early Surrender or Withdrawal Risk/Not a Short-Term Investment. The Contract is unsuitable as a short-term savings vehicle because of the substantial Contract-level charges, including the surrender charge, as well as potential adverse tax consequences from such short-term use. Therefore it is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. There are surrender charges assessed if you surrender your Contract before the Maturity Date. Depending on the Contract Value at the time you are considering a surrender, there may be little or no Contract Value payable to you.
Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the Contract. An investment in the Contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Insurance Company Risks. Your investment in the Contract is subject to risks related to John Hancock USA or John Hancock New York, including that the obligations (including under the fixed account investment option), guarantees, or benefits are subject to the claims-paying ability of John Hancock USA or John Hancock New York. Information about John Hancock USA and John Hancock New York, including their financial strength ratings, are available upon request from your John Hancock representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-827-4546.
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VI.   General Information about Us, the Separate Accounts and the Portfolios
The Companies
Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.
John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is PO Box 55444, Boston, MA 02205-5444; its overnight mail address is 410 University Avenue, Ste. 55444, Westwood, MA 02090; and its website address is www.johnhancock.com/annuities.
John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is PO Box 55445, Boston, MA 02205-5445; its overnight mail address is 410 University Avenue, Ste. 55445, Westwood, MA 02090; and its website address is www.johnhancock.com/annuities.
The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.
The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount and any Fixed Annuity Option. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. Please be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.
The Separate Accounts
You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.
For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.
The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business. The Company is obligated to pay all amounts promised to investors under the Contracts.
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We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; and to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.
The Portfolios
When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of the John Hancock Variable Insurance Trust.
The Portfolios are NOT publicly traded mutual funds. The Portfolios are only available to you as investment options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.
Investment Management
The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.
Our Managed Volatility Portfolios
In selecting the Portfolios that are available as Investment Options under the Contract, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract. We seek to make available Investment Options that use strategies that are intended to lower potential volatility of returns and limit the magnitude of Portfolio losses. These include, but are not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contract. The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract.
During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.
The four Managed Volatility Portfolios offered under the Contract have the following objectives and strategies:
Managed Volatility Balanced Portfolio. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) normally will not exceed 100%.
Managed Volatility Conservative Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The
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subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.
Managed Volatility Growth Portfolio. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.
Managed Volatility Moderate Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.
You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Variable Trust Advisers LLC (“JHVTA LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHVTA LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHVTA LLC is our affiliate and we indirectly benefit from any investment management fees JHVTA LLC retains.
The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHVTA LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHVTA LLC to appoint a subadviser that is an affiliate of JHVTA LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.
If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to existing investments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).
Portfolio Expenses
The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2021, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Variable Investment Options.
The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the
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compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.
Funds of Funds
Each of the John Hancock Variable Insurance Trust’s Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Conservative Portfolio, Managed Volatility Growth Portfolio and Managed Volatility Moderate Portfolio (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than that for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks and deductions from and expenses paid out of the assets of the Portfolio.
Portfolio Investment Objectives and Strategies
You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. Information regarding each Portfolio Company, including its name, a brief statement concerning its investment objectives, its investment adviser and any sub-investment adviser, current expenses, and performance is available in “Appendix: Portfolios Available Under the Contract.”
You can obtain an additional copy of a Portfolio’s prospectus without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the back cover of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.
You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risk relating to, investment in the Portfolio in the prospectus for that Portfolio.
Voting Interest
We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.
During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Variable Investment Option corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.
During the Pay-out Period for a variable annuity option, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.
We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.
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VII.   Description of the Contract
Eligibility
The Contract may be purchased only by direct rollovers of “eligible” distributions from a GIFL Select Retirement Account. If you qualify for an “eligible” distribution from a GIFL Select Retirement Plan, you may purchase a Contract by directing your plan sponsor or administrator to issue instructions for us to roll over all or any portion of:
•	your “non-Roth” GIFL Select Retirement Account to a Contract issued as a traditional IRA; or
•	your “non-Roth” GIFL Select Retirement Account to a Contract issued as a Roth IRA; or
•	your “Roth” GIFL Select Retirement Account to a Contract issued as a Roth IRA.
This Contract is not available for purchase, however, if you are a non-Spousal beneficiary of a participant in a GIFL Select Retirement Plan.
If you receive an “eligible” distribution from a GIFL Select Retirement Plan, you may purchase a Contract within 60 days of receipt by submitting a completed application to our Annuities Service Center and remitting a direct rollover of all or any amount you receive:
•	from your “non-Roth” GIFL Select Retirement Account for a Contract to be issued as a traditional IRA; or
•	from your “non-Roth” GIFL Select Retirement Account for a Contract to be issued as a Roth IRA; or
•	from your “Roth” GIFL Select Retirement Account for a Contract to be issued as a Roth IRA.
We will issue a Contract as either a traditional IRA or as a Roth IRA, but not both. If you want both a traditional IRA and a Roth IRA, you may need to issue instructions to your plan sponsor or administrator (or complete separate applications) to purchase separate Contracts.
Please read “IX. Federal Tax Matters” carefully for information about “eligible” distributions and the imposition of federal income tax, including tax withholding, that may be required in connection with purchases of Contracts as Roth IRAs with amounts derived from “non-Roth” GIFL Select Retirement Plan accounts.
When you purchase a Contract from John Hancock New York, you will receive a certificate of coverage under a group contract issued by John Hancock New York to trustees of one or more trusts which permit individuals to purchase IRAs or for IRA annuities.
Standard/Optional Benefits
In addition to the standard death benefits associated with your Contract, other standard and/or optional benefits may also be available to you. The “Benefits Available Under the Contract” table below summarizes information about those benefits. There are restrictions and limitations relating to optional benefits, as well as conditions under which an optional benefit may be modified or terminated by us. For example, withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater that the value withdrawn, and/or could terminate the benefit. Information about the fees associated with each benefit included in the tables may be found in “IV. Fee Tables.”
The Purchase Payment
Your Purchase Payment must be a distribution of the GIFL Select Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. We do not permit additional contributions to a Contract. Please see “IX. Federal Tax Matters” for general information about IRA contributions and special qualification rules that apply to Roth IRAs.
You designate how your Purchase Payment is to be allocated among the Variable Investment Options. We credit your Purchase Payment on the Business Day on which it is deemed received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We do not deem distributions from a GIFL Select Retirement Plan to be received until the Business Day following the date we receive distribution instructions from the plan sponsor or administrator of the Plan. As a result, there will be a delay of at least one day in which your distribution will not be invested in a Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your
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Purchase Payment promptly to the plan that made the distribution, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received.
Variable Investment Options and Accumulation Units
During the Accumulation Period, we establish an Investment Account for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Variable Investment Options in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Variable Investment Options by dividing (i) the amount allocated to that Variable Investment Option by (ii) the value of an accumulation unit for that Variable Investment Option we next compute after a purchase transaction is complete.
We will usually credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt of your Purchase Payment, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.
We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from a Variable Investment Option, and when we deduct certain Contract charges, pay death proceeds, or apply amounts to an Annuity Option.
Value of Accumulation Units
The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Variable Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.
We will use a Portfolio share’s net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:
•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or
•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.
Automated Transactions. Automated transactions include transfers under the Asset Rebalancing program, pre-scheduled withdrawals, Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day. Please see the SAI for more information on processing automated transactions.
Net Investment Factor
The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase,
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decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:
(a)  is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;
(b)  is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(c)  is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.
Transfers Among Variable Investment Options
Prior to the Annuity Commencement Date, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.
You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Variable Investment Option from which you transfer amounts and we will credit accumulation units to the Variable Investment Option to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Variable Investment Option. If after the transfer the amount remaining in the Variable Investment Option is less than $100, then we may transfer the entire amount instead of the requested amount.
The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.
Frequent Transfer Restrictions. Variable Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.
To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios, and (c) transfers made after the Annuity Commencement Date (these transfers are subject to a 30-day notice requirement, however, as described in “Annuitization Provisions -Transfers after Annuity Commencement Date”). We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.
We reserve the right to take other actions to restrict trading, including, but not limited to:
•	restricting the number of transfers made during a defined period;
•	restricting the dollar amount of transfers;
•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
•	restricting transfers into and out of certain Subaccount(s).
In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).
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In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.
Maximum Number of Variable Investment Options
We currently do not limit the number of Variable Investment Options to which you may allocate the Purchase Payment.
Telephone and Electronic Transactions
We permit you to request transfers automatically by telephone. You can also apply to request withdrawals automatically by telephone. We also encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the back cover of this Prospectus for more information on electronic transactions.
To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.
We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:
•	any loss or theft of your password; or
•	any unauthorized use of your password.
We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.
All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.
We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.
Special Transfer Services – Asset Rebalancing Program
We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Variable Investment Options. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Variable Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you
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should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program, which is offered in all states.
We will permit asset rebalancing only on the following time schedules:
•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Please consult with your financial representative to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.
Withdrawals
During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Contracts, exercise of the withdrawal right may require the consent of the Annuitant’s Spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request in Good Order, at our Annuities Service Center, minus any applicable administrative fee or tax. We will then cancel the Contract. In the case of a total withdrawal, we will pay the amount requested, reduced by any applicable administrative fee or amount withheld for taxes, and cancel accumulation units credited to each Variable Investment Option equal in value to the Withdrawal Amount from that Variable Investment Option.
When making a withdrawal, you may specify the Variable Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from a Variable Investment Option may not exceed the value of that Variable Investment Option. If you do not specify the Variable Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from all of your Variable Investment Options. There is no limit on the frequency of withdrawals.
We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:
•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets; or
•	the SEC, by order, so permits for the protection of security holders.
Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.
Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax.
Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see “IX. Federal Tax Matters”).
Signature Guarantee Requirements for Surrenders and Withdrawals
(Not applicable to Contracts issued in New Jersey*)
We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:
•	you are requesting that we mail the amount withdrawn to an alternate address; or
•	you have changed your address within 30 days of the withdrawal request; or
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•	you are requesting a withdrawal in the amount of $250,000 or greater.
We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.
*For New Jersey residents, we do not require a signature guarantee to process a withdrawal and send to the address of record, but we will not send the withdrawal payment via EFT unless we receive a signature guarantee.
Special Withdrawal Services – The Income Made Easy Program
Our Income Made Easy program provides you with an automatic way to access guaranteed withdrawal amounts. There is no charge for participation in this program. For more information please read “Pre-Authorized Withdrawals – The Income Made Easy Program” in the “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” section that follows.
Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.
Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Asset Rebalancing Program	Under the asset allocation rebalancing program, you designate a percentage allocation of Contract Value among variable investment accounts. We automatically transfer amounts among the variable investment accounts at intervals you select (annually, semi- annually, quarterly, or monthly) to reestablish your chosen allocation.	Standard	No charge	• We reserve the right to cease this program after written notice to you. • Offered in all states.
Income Made Easy Program	Provides payment of an income for the lifetime of the Covered Person.	Optional	No charge	• Offered in all states.
Standard Death Benefit	If the Owner dies before the Annuity Commencement Date, the Death Benefit will be the greater of the Contract Value or the Minimum Death Benefit, less any Debt.
	If the Annuitant dies during the Pay-out Period after an Annuity Option has been selected, and, we make the remaining guaranteed payments to the Beneficiary.	Standard	No charge	We do not make any payments to a Beneficiary if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life.
GIFL Select Guaranteed Lifetime Income Withdrawal Benefit
Overview
The Contract permits you to take withdrawals of any amount of Contract Value before the Annuity Commencement Date. We designed the GIFL Select feature of the Contract to provide a guaranteed minimum withdrawal benefit after you satisfy holding period and age requirements. The GIFL Select feature provides a Lifetime Income Amount, which is available for annual withdrawals starting on a Lifetime Income Date. We may reduce the Lifetime Income Amount, however, if you take any withdrawal before the Lifetime Income Date, or if you withdraw amounts that exceed the Lifetime Income Amount in any year after the Lifetime Income Date. We refer to these types of withdrawals as Excess Withdrawals.
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If you limit your annual withdrawals to the Lifetime Income Amount, we guarantee that we will make the Lifetime Income Amount available to you, as long as you are the Annuitant under the Contract. You may elect, in most cases, to cover the lifetimes of you and your Spouse by selecting a Spousal Lifetime Income Amount benefit. Under the Spousal Lifetime Income Amount benefit, we guarantee that we will make the Lifetime Income Amount available as long as you (the “Annuitant”) or your Spouse (the “co- Annuitant”) remains alive. The Spousal Lifetime Income Amount benefit will end if there is a change in the Contract that removes the co-Annuitant from coverage and the Annuitant subsequently dies.
We determine a Benefit Base for the Lifetime Income Amount when you first purchase a Contract. We may decrease the Benefit Base to reflect any Excess Withdrawals. We may increase the Benefit Base to reflect one or more annual Benefit Enhancements for which you qualify, and we may also increase the Benefit Base by a one-time Step-Up to reflect investment gains, if any, on the Contract Anniversary before you “establish” the Lifetime Income Amount. The Benefit Base has no cash value and usually will differ from the amount of Contract Value. The maximum Benefit Base is $5 million.
We calculate the Lifetime Income Amount as a percentage of the Benefit Base applicable to your Contract. The percentage we use depends on the form of Lifetime Income Amount applicable to your Contract. The percentage ranges from 4% (Single Life Lifetime Income Amount established before the Age 65 Trigger) to 4.5% (Spousal Lifetime Income Amount) to 5% (Single Life Lifetime Income Amount established on or after the Age 65 Trigger). We use the rate at which you established a guaranteed minimum withdrawal benefit under a GIFL Select Retirement Plan if you received distributions under the Plan and will continue to take distributions under a Contract. In that event, we will use the rate applicable to your GIFL Select Retirement Plan account. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount,” below, for more information about the applicable rate.
Impact of Withdrawals before the Lifetime Income Date
With limited exceptions, any withdrawal before the Lifetime Income Date is an Excess Withdrawal. This means that we will reduce the Benefit Base. We do this on a pro rata basis or a dollar for dollar basis, whichever has the greater impact on the Benefit Base. If we use the pro rata basis, we reduce the Benefit Base in the same proportion that your Contract Value is reduced as a result of that withdrawal.
EXAMPLE 1 (Pro Rata Reduction):
Assume that you purchase a Contract through an IRA Rollover when you are 45. (Since you have not reached your Age 59½ Trigger at time of purchase, the earliest Lifetime Income Date will not occur until your Age 59½ Trigger.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $90,000, the Benefit Base is $100,000 and you withdraw $5,000 of Contract Value. In this case, you would reduce your Contract Value by 5.56% (i.e., $5,000/$90,000) and we would reduce your Benefit Base by the same percentage (on a pro rata basis, since $100,000 times 0.0556, or $5,556 is greater than $5,000). The Benefit Base after the Excess Withdrawal would be $100,000 minus $5,556, or $94,444.
EXAMPLE 2 (Dollar for Dollar Reduction):
Assume that you purchase a Contract through an IRA Rollover when you are 45. (Since you have not reached your Age 59½ Trigger at time of purchase, the earliest Lifetime Income Date will not occur until your Age 59½ Trigger.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $110,000, the Benefit Base is $100,000 and you withdraw $5,000 of Contract Value. In this case, you would reduce your Contract Value by 4.55% (i.e., $5,000/$110,000) and we would reduce your Benefit Base by $5,000 (on a dollar for dollar basis, since $5,000 is greater than $100,000 times 0.0455, which equals $4,545). The Benefit Base after the Excess Withdrawal would be $100,000 minus $5,000, or $95,000.
If you take any withdrawals prior to the earliest available Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount. If your Contract Value and your Benefit Base decline to zero before that Lifetime Income Date, you will lose the Lifetime Income Amount Guarantee.
Impact of Withdrawals after the Lifetime Income Date
Establishing a Lifetime Income Amount. We calculate the earliest available Lifetime Income Amount on the first day of a Contract Year following your satisfaction of any age and holding period requirements. The Lifetime Income Amount will equal the applicable rate multiplied by the Benefit Base or the Contract Value on the Contract Anniversary, if greater. You will “establish” that Lifetime Income Amount by taking a withdrawal during the immediately following 12 months. If you do not
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take a withdrawal (or annuitize the Contract) during that Contract Year, we will recalculate the Lifetime Income Amount on the first day of the next Contract Year. This recalculation will reflect: (a) the addition of an annual Benefit Enhancement to the Benefit Base, (b) a reduction in the Contract Value, if any, from the Contract Value that we may have used in the previously calculated Lifetime Income Amount and, possibly, (c) an increase in the Contract Value to reflect investment gains, if any, as of the date of our recalculation. You will “establish” the recalculated Lifetime Income Amount by taking a withdrawal during the Contract Year of our recalculation. We will continue to follow this procedure throughout the Accumulation Period until you take a withdrawal or annuitize the Contract. Once you have established a guaranteed Lifetime Income Amount, we will step up the Benefit Base to the Contract Value (to a maximum Benefit Base of $5 million) if that amount is greater than the Benefit Base. You may withdraw the Lifetime Income Amount each Contract Year without affecting the Benefit Base. Once you establish the Lifetime Income Amount, there will be no additional Benefit Enhancements or Step-Up opportunities.
EXAMPLE 3 (Establishing the Earliest Available Lifetime Income Amount with Step-Up):
Assume that you purchase a Contract through an IRA Rollover when you are 60 and have met the minimum holding period requirement. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59½ Trigger at time of purchase, the earliest available Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. Now assume you defer taking your first withdrawal until the third Contract Year when you want to establish your Single Life Lifetime Income Amount. On the most recent Contract Anniversary, your Benefit Base is $106,090 and Contract Value is $112,000. By electing to take your first withdrawal, the Benefit Base will step up to the Contract Value on the prior Contract Anniversary. Your new Benefit Base is $112,000, which results in a Single Life Lifetime Income Amount of ($112,000 × 4%), or $4,480.
Loss of Step-Up. If you do not “establish” a previously determined Lifetime Income Amount, the recalculated Lifetime Income Amount will not include the Step-Up, if any, from a previously determined Lifetime Income Amount.
EXAMPLE 4 (Loss of Step-Up in a newly calculated Lifetime Income Amount):
Using the same Rollover scenario above, assume that you defer taking a withdrawal until the fourth Contract Year when you want to establish your Single Life Lifetime Income Amount. On the Contract Anniversary prior to taking a withdrawal, the Benefit Base is $109,273 and Contract Value is $107,000. By electing to take your first withdrawal, the Benefit Base will not step up because it is already greater than the Contract Value on the prior Contract Anniversary. Your Benefit Base of $109,273 will be used to calculate the Single Life Lifetime Income Amount of ($109,273 × 4%), or $4,371.
Please refer to “Increases in the GIFL Select Feature” for more information and examples of the Benefit Enhancement. Please refer to “Determination of the Lifetime Income Date” for more information about age and holding period requirements for the earliest available Lifetime Income Date.
Excess Withdrawals. Each time you take a withdrawal after the Lifetime Income Date, we first determine whether the withdrawal amount is an Excess Withdrawal (i.e., a withdrawal that exceeds the Lifetime Income Amount when combined with any other withdrawals for that Contract Year). If so, we will reduce the Benefit Base on the greater of a pro rata basis or a dollar for dollar basis. If we use the pro rata basis, we reduce your Benefit Base in the same proportion that your Contract Value has been reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal. If we use the dollar for dollar basis, we reduce the Benefit Base by the entire amount of the withdrawal that resulted in an Excess Withdrawal. In either case, each time we reduce the Benefit Base, we will also reduce your Lifetime Income Amount. The reduced Lifetime Income Amount will equal:
•	(for Single Life Lifetime Income Amounts) 4% or 5% of the new Benefit Base based on the Annuitant’s age when the Lifetime Income Amount was established; or
•	(for Spousal Lifetime Income Amounts) 4.50% of the new Benefit Base.
We calculate the reduced Lifetime Income Amount for a Continuation Single Life Lifetime Income Amounts by using the rate that was in effect when we issued your Contract. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount,” below, for more information about the applicable rate.
In all cases, we reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.
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EXAMPLE 5 (Pro Rata Reduction):
Assume that you purchase a Contract through an IRA Rollover when you are 61 and have met the minimum holding period requirements. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59½ Trigger at time of purchase, the earliest available Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. Now assume that you make a single withdrawal of $10,000 of Contract Value 6 months after we issue the Contact. In this case, you would reduce your Contract Value by 11.11% (i.e., $10,000/$90,000). We would reduce your Benefit Base by $11,111 (on a pro rata basis, since $100,000 times 0.111, or $11,111 is greater than $10,000). The Benefit Base after the Excess Withdrawal would be $100,000 minus $11,111, or $88,889. The Lifetime Income Amount would also be reduced for future Contract Years from $4,000 to $3,556 (i.e., $88,889 × 4%).
EXAMPLE 6 (Dollar for Dollar Reduction):
Assume that you purchase a Contract through an IRA Rollover when you and your Spouse are 62. (Since you are both under age 65 at time of purchase, the earliest Lifetime Income Date will not occur until your Age 65 Trigger.) In the fourth Contract Year and after you have turned on your Spousal Lifetime Income Amount at $4,500 ($100,000 × 4.50%), the Contract Value is $110,000 and the Benefit Base is $100,000. You make an initial withdrawal of $4,000 (less than the Lifetime Income Amount) which reduces the Contract Value to $106,000 while the Benefit Base remains unchanged at $100,000. Later, during the same Contract Year, you make another withdrawal of $6,000. In this case, you would reduce your Contract Value by 5.66% (i.e., $6,000/$106,000). We would reduce your Benefit Base by $6,000 (on a dollar for dollar basis, since $6,000 is greater than $100,000 times 0.0566, which equals $5,660). The Benefit Base after the Excess Withdrawal would be $100,000 minus $6,000, or $94,000. The Lifetime Income Amount would also be reduced for future Contract Years from $4,500 to $4,230 (i.e., $94,000 × 4.50%).
Excess Withdrawals, with limited exceptions, lower the Lifetime Income Amount guaranteed for future withdrawals. If you have experienced unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) the reduction could be significantly more than the amount of the Excess Withdrawal.
We do not reduce the Benefit Base and/or the Lifetime Income Amount:
•	if the withdrawals are taken under our Life Expectancy Distribution program, or
•	if your total Withdrawal Amounts during any Contract Year after the Lifetime Income Date are less than or equal to the Lifetime Income Amount.
The Contract enters a “Settlement Phase” in any Contract Year that your Contract Value declines to less than the Lifetime Income Amount if you have taken no Excess Withdrawals during that Contract Year (see “Settlement Phase” below). In the event of an Excess Withdrawal, you will lose the GIFL Select benefit if Contract Value declines below the Lifetime Income Amount during the Contract Year of the Excess Withdrawal. The GIFL Select benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.
We reduce your Contract Value (and the death proceeds) each time you take a withdrawal. We do not change your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.
Increases in the GIFL Select Feature
In addition to a one-time Step-Up opportunity, the GIFL Select feature of the Contract provides two other ways that have the potential to increase a Lifetime Income Amount: banded rates applicable to Single Life Lifetime Income Amounts and annual Benefit Enhancements. Please refer to “Establishing a Lifetime Income Amount,” above, for more information about the Step-Up opportunity.
Banded Single Life Rates. If you are eligible for a Single Life Lifetime Income Amount, you may have an opportunity to increase the Lifetime Income Amount by deferring withdrawals after your Age 59½ Trigger until you have reached your Age 65 Trigger. That’s because we calculate the Lifetime Income Amount before age 65 as an amount equal to 4% of the Benefit Base, and will increase the rate to 5% if you take no withdrawals of a Lifetime Income Amount until age 65. If you are under age 65, and take a withdrawal at any time after the earliest available Lifetime Income Date, you will establish a Lifetime Income Amount, based on a 4% rate and lose the opportunity to establish a Lifetime Income Amount based on a 5% rate.
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EXAMPLE 7 (4% Single Life Lifetime Income Amount):
Assume you purchase a Contract through an IRA Rollover when you are 60 and have met the minimum holding period requirements. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59½ Trigger, your Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. You elect to take a withdrawal during that first contract year and start receiving the Lifetime Income Amount. You are not eligible for the 5% Single Life Lifetime Income Amount because you have taken your first withdrawal prior to reaching your Age 65 Trigger.
EXAMPLE 8 (5% Single Life Lifetime Income Amount):
Using the same Rollover scenario above, assume that you defer taking a withdrawal until the fifth Contract Year and you have reached your Age 65 Trigger. The Benefit Base on the most recent Contract Anniversary is $116,000 and your Single Life Lifetime Income Amount, should you take a withdrawal during that Contract Year, is ($116,000 × 5%), or $5,800.
Banded Single Life Rates do not necessarily result in a higher Lifetime Income Amount. Please see EXAMPLE 9, below, for information about the impact of a Step-Up on the Benefit Base.
We do not permit you to defer withdrawals in order to qualify for a 5% rate if you established a Spousal Lifetime Income Amount or if we issue a Contract with a Continuation Single Life Lifetime Income Amount.
Impact of Step-Up on Banded Rates. If you do not establish a previously determined Lifetime Income Amount for a Single Life Lifetime Income Amount, you may become eligible for a higher rate but may lose the advantage of a previously available Step-Up.
EXAMPLE 9 (Loss of Step-Up in a newly calculated Lifetime Income Amount with a higher rate):
Assume that you purchase a Contract through an IRA Rollover when you are 59 and have met the minimum holding period requirement. At the time of rollover your Contract Value and Benefit Base are $100,000. Assume that on the Contract Anniversary after turning 63 years of age your Contract Value is $150,000 and the Benefit Base is $112,551. The eligible Single Life Lifetime Income Amount during that Contract Year is $6,000 ($150,000 × 4%). However, you elect to defer withdrawals another year and on your Age 65 Trigger the Contract Value is $110,000 and the Benefit Base is $115,927. You elect to take your first withdrawal, which results in a Single Life Lifetime Income Amount of $5,796 ($115,927 × 5%).
Benefit Enhancements. On each Contract Anniversary during the Accumulation Phase and prior to you establishing a Lifetime Income Amount, we will add a Benefit Enhancement to the Benefit Base (up to a maximum Benefit Base of $5 million) if you have taken no withdrawals or annuitized the Contract during the immediately preceding Contract Year. The Benefit Enhancement is equal to 3% of the Benefit Base in effect at the end of that immediately preceding Contract Year. If you do not qualify for a Benefit Enhancement for a particular Contract Year, you may qualify for a Benefit Enhancement in other Contract Years if you defer: (a) taking withdrawals, (b) establishing a Lifetime Income Amount or (c) annuitizing the Contract in the other Contract Years. Benefit Enhancements have no cash value and will not affect the Contract Value.
EXAMPLE 10 (Benefit Enhancements):
Assume you purchase a Contract through an IRA Rollover when you are 60, you take no withdrawals during the first and second Contract Year and the Benefit Enhancement is 3%. Also assume that the initial Benefit Base is $100,000 and is not exceeded by Contract Value (a Step-Up does not occur).
•	At the end of the first Contract Year, we will apply the Benefit Enhancement to the Benefit Base and increase it to $103,000 ($100,000 + 3% × $100,000).
•	At the end of the second Contract Year, we will apply the Benefit Enhancement to the Benefit Base and increase it again to $106,090 ($103,000 + 3% × $103,000).
Now assume an Excess Withdrawal is taken in the third Contract Year that reduces the Benefit Base to $98,000 and no additional withdrawals are taken in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Benefit Enhancement because you took a withdrawal during the year.
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•	At the end of the fourth Contract Year, we will apply the Benefit Enhancement to the Benefit Base. The Benefit Enhancement will be based on the reduced Benefit Base. The Benefit Base will increase to $100,940 ($98,000 + 3% × 98,000).
Since the GIFL Select fee is a percentage of the Benefit Base, we will increase the amount of the GIFL Select fee after a Benefit Enhancement to reflect the new Benefit Base. (See “VIII. Charges and Deductions – GIFL Select Fee”).
Determination of the Lifetime Income Date
Single Life Lifetime Income Amounts. Under a Single Life form of Lifetime Income Amount, the earliest available Lifetime Income Date is the date we issue your Contract if:
•	you, the Annuitant, will be at least age 59½ at any time during the first Contract Year; and
•	you were a participant in your employer’s GIFL Select Retirement Plan and completed a 5 year “holding period” requirement for the guaranteed minimum withdrawal benefit we provided for your account in that plan.
In this case, the date we issue your Contract will be the Age 59½ Trigger, or the Age 65 Trigger if you will be at least age 65 at any time during the first Contract Year.
In all other cases, the earliest available Lifetime Income Date for a Single Life form of Lifetime Income Amount is the first day of a Contract Year in which:
•	you, the Annuitant, will have reached your Age 59½ Trigger; and
•	you have already completed a “holding period” of no more than 5 years. We will transfer credit for the holding period from your (or your decedent Spouse’s) account with an employer’s GIFL Select Retirement Plan.
Continuation Single Life Lifetime Income Amounts. The earliest available Lifetime Income Date for a Continuation Single Life form of Lifetime Income amount is the date we issue your Contract.
Spousal Lifetime Income Amount. Under a Spousal Lifetime Income Amount, the earliest available Lifetime Income Date is the date we issue your Contract if:
•	you, the Annuitant, and your Spouse, the co-Annuitant, will both be at least age 65 at any time during the first Contract Year; and
•	you were a participant in your employer’s GIFL Select Retirement Plan and completed the holding period requirement for the guaranteed minimum withdrawal benefit we provided for your account.
In this case, the date we issue your Contract will be the Age 65 Trigger.
In all other cases, the earliest available Lifetime Income Date for a Spousal Lifetime Income Amount is the first day of a Contract Year in which:
•	you, the Annuitant, and your Spouse, the co-Annuitant, will both reach your Age 65 Trigger; and
•	you have already completed a “holding period” of no more than 5 years. We will transfer credit for the holding period from your (or your decedent Spouse’s) account with your employer’s GIFL Select Retirement Plan.
Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount
Single Life. You are eligible to select a Single Life Lifetime Income Amount if:
•	you are the Annuitant under the Contract and we did not make any payments under your employer’s GIFL Select Retirement Plan to you or to any current, former or decedent Spouse of yours that was covered by our Spousal lifetime income guaranteed minimum withdrawal benefit; or
•	you are the Annuitant under the Contract, and the Spouse of a deceased participant under a GIFL Select Retirement Plan and neither you nor the deceased participant established a lifetime income guaranteed minimum withdrawal benefit under the plan before the death of the participant; or
•	you are the Annuitant under the Contract; and
•	you had established an account in your GIFL Select Retirement Plan that was covered by a Spousal guaranteed minimum withdrawal benefit; and
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•	you subsequently split and changed it to two “single life” accounts in connection with a divorce or a legal separation; and
•	you do not include your Spouse as a “co-Annuitant” in the Contract you purchase.
You will establish a Single Life Lifetime Income Amount based on 4% of the Benefit Base if:
•	you take your first withdrawal after the earliest available Lifetime Income Date; and
•	you take such withdrawal during a Contract Year when you, the Annuitant, will have reached your Age 59½ Trigger, but will not have reached your Age 65 Trigger.
If you establish a Single Life Lifetime Income amount based on 4% of the Benefit Base, you will not be eligible for a Single Life Lifetime Income Amount based on 5% of the Benefit Base.
You will establish a Single Life Lifetime Income Amount based on 5% of the Benefit Base if:
•	you take your first withdrawal after the earliest available Lifetime Income Date; and
•	you take such withdrawal during a Contract Year when you, the Annuitant, will have reached your Age 65 Trigger.
Continuation Single Life. We will issue a Contract with a Continuation Single Life Lifetime Income Amount if you are the Annuitant under the Contract and either:
•	(CASE ONE) you are a former participant in a GIFL Select Retirement Plan and were receiving distributions from a GIFL Select Retirement Plan account that was covered by a single life guarantee; or
•	(CASE TWO) you are a former participant in a GIFL Select Retirement Plan, you were receiving distributions a GIFL Select Retirement Plan account that was covered by a Spousal guarantee, and your Spouse has died; or
•	(CASE THREE) you are the surviving Spouse of a participant in a GIFL Select Retirement Plan and the beneficiary of a GIFL Select Retirement Plan account that was covered by a Spousal guarantee.
In CASE ONE, we will issue a Contract with a Lifetime Income Amount based on the rate in effect for the guaranteed minimum withdrawal benefit that you established under the GIFL Select Retirement Plan. We will calculate the Lifetime Income Amount based on 4% of the Benefit Base if you commenced receiving distributions under the plan before your Age 65 Trigger. We will calculate a Lifetime Income Amount based on 5% of the Benefit Base if you commenced receiving distributions under the plan on and after your Age 65 Trigger.
In CASE TWO and in CASE THREE, we will issue a Contract with a Lifetime Income Amount based on 4.5% of the Benefit Base.
Spousal Life. You can select a Spousal Lifetime Income Amount if:
•	you are the Annuitant under the Contract; and
•	your Spouse is the co-Annuitant under the Contract; and
•	you did not establish a single-life guaranteed minimum withdrawal benefit in your GIFL Select Retirement Plan.
You will establish a Spousal Lifetime Income Amount based on 4.5% of the Benefit Base if:
•	you take your first withdrawal after the earliest available Lifetime Income Date; and
•	you and your Spouse have both reached your Age 65 Trigger at the time of such withdrawal; and
•	you have named your Spouse as a Co-Annuitant under the Contract; and
•	you have completed any forms that we may require for the selection of a Spousal Lifetime Income Amount.
Changing a selection. You can make a selection of a Single Life Lifetime Income Amount or a Spousal Lifetime Income Amount (if you qualify) at any time before you establish the Lifetime Income Amount by contacting the Annuities Service Center and completing any forms that we may require. You can change your designation of a Single Life or Spousal Lifetime Income Amount after the earliest available Lifetime Income Date only if you defer “establishing” a Lifetime Income Amount. You establish a Lifetime Income Amount if you make any withdrawals from the earliest available Lifetime Income Date up to the date of the change in designation. You can change your designation up until the date you take a withdrawal.
If you establish a Spousal Lifetime Income Amount on or after your Age 65 Trigger instead of a Single Life Lifetime Income Amount, we will calculate a lower Lifetime Income Amount (4.5% of the Benefit Base).
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We may recalculate the Lifetime Income Amount if you change the form of the Lifetime Income Amount from a Single Life to a Spousal form or vice versa.
We may decrease the Benefit Base to reflect withdrawals. We may increase the Benefit Base to reflect Benefit Enhancements and a one-time Step-Up to the Contract Value on the Contract Anniversary before the date of the first withdrawal after the Lifetime Income Date if the Benefit Base is less than the Contract Value on that date. Any decrease or increase in the Benefit Base will result in a corresponding decrease or increase in the Lifetime Income Amount.
Tax Considerations
See “IX. Federal Tax Matters” for information on tax considerations related to guaranteed minimum withdrawal benefits.
Pre-Authorized Withdrawals – The Income Made Easy Program
You can pre-authorize periodic withdrawals to receive amounts guaranteed under the Contract. We currently offer our Income Made Easy program for Contracts to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy program no sooner than the earliest available Lifetime Income Date.
The Income Made Easy program allows you to select: (A) the Lifetime Income Amount under your Contract; (B) the full allowable amount plus any amount under our Life Expectancy Distribution program that would exceed the Lifetime Income Amount; (C) the annual amount under our Life Expectancy Distribution program (in lieu of the Lifetime Income Amount); or (D) a specified dollar amount that is less than the Lifetime Income Amount. We may make additional options available in the future or upon request.
Your participation in the Income Made Easy program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:
•	you select option A or B; and
•	you take an additional withdrawal outside the Income Made Easy program in any Contract Year in which the program is in effect.
Income Made Easy withdrawals, like other withdrawals:
•	may be subject to income tax (including withholding for taxes) and a penalty for distributions from a Roth IRA, and if you take withdrawals before age 59½, a 10% penalty tax; and
•	reduce the death proceeds.
If you are interested in the Income Made Easy program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program.
Life Expectancy Distribution Program
You may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your Spouse) . Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you as required or contemplated by Code sections 408(a)(6) or 408(b)(3) (applicable to traditional IRAs), or section 408A(c)(5) (applicable to Roth IRAs) (we sometimes refer to these as “Qualified Death Benefit Stretch Distributions” or “Required Minimum Distributions”). For further information on such distributions, please see “IX. Federal Tax Matters.”
Each withdrawal under our Life Expectancy Distribution program will reduce death proceeds and your Contract Value. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program. The Life Expectancy Distribution program ends when certain amounts described in the Contract are depleted to zero. We may make further distributions as part of the Settlement Phase for the Contract.
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The Life Expectancy Distribution program applicable to GIFL Select IRA Rollover Variable Annuity Contracts does not provide automatic “life expectancy” distributions that are intended to qualify under section 72(t)(2)(A)(iv) of the Code. This Code section contains an exception to a 10% penalty tax applicable to pre-59½ distributions. Please consult with a qualified tax professional for information about the impact of taxes, including tax penalties that may be applicable to withdrawals before age 59½.
If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Made Easy program (see the preceding section).
Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s share of all Life Expectancy Distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distributions calculations on our understanding and interpretation of the requirements under tax law applicable to Required Minimum Distributions and Qualified Death Benefit Stretch Distributions. Please discuss these matters with a qualified tax professional.
If you take a withdrawal under our Life Expectancy Distribution program on or after the Lifetime Income Date, we will not make any further withdrawals under that program if the Contract Value reduces to an amount less than the Lifetime Income Amount. In that event, we will make distributions as part of the Contract’s “Settlement Phase,” if the Annuitant (or co-Annuitant under the Spousal Lifetime Income Amount) is living at that time. We designed our Life Expectancy Distribution program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not reduce the Benefit Base or Lifetime Income Amount.

Settlement Phase
Once you establish a Lifetime Income Amount, we will automatically begin making payments to you under the “Settlement Phase” of the GIFL Select feature if your Contract Value reduces to an amount less than the Lifetime Income Amount and there are no Excess Withdrawals during that Contract Year. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract terminate. We will not apply additional Benefit Enhancements, or deduct any charges during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
There is no Settlement Phase, however, if:
•	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
•	you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to an amount less than the Lifetime Income Amount during the Contract Year of the withdrawal.
At the beginning of the Settlement Phase, we may automatically begin paying an annual settlement amount to you. The settlement payment amount varies as follows:
•	If the Contract enters the Settlement Phase before the Annuitant has reached his or her Age 59½ Trigger (or Age 65 Trigger for the younger of the Annuitant and co-Annuitant if the Spousal Lifetime Income Amount had been elected), you must wait before taking withdrawals until the Lifetime Income Date, when the Lifetime Income Amount would be calculated. If no withdrawals are made before the Lifetime Income Date, we will begin making annual settlement payments to you following the Lifetime Income Date as long as the Annuitant is living (or as long as either the Annuitant or co-Annuitant is living under the Spousal Lifetime Income Amount). In this case, the annual amount will equal the applicable Lifetime Income Amount, which would be either 4% of the Benefit Base on the Lifetime Income Date (if the Annuitant has reached his or her Age 59½ Trigger before the first withdrawal but has not reached his or her Age 65 Trigger), 5% of the Benefit Base on the Lifetime Income Date (if the Annuitant has reached his or her Age
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65 Trigger before the first withdrawal) or 4.5% of the Benefit Base on the Lifetime Income Date (if the younger of the Annuitant and co-Annuitant has reached his or her Age 65 Trigger if the Spousal Lifetime Income Amount had been elected).
•	If the Contract enters the Settlement Phase before the Annuitant has reached his or her Age 59½ Trigger (or Age 65 Trigger for the younger of the Annuitant and co-Annuitant if the Spousal Lifetime Income Amount is elected) and you decide to take withdrawals prior to the Lifetime Income Date, you will receive an annual amount equal to the applicable Lifetime Income Amount as stated above multiplied by the current Benefit Base until the Benefit Base is depleted.
•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.
Distribution at Death of Annuitant
The Contracts described in this Prospectus provide for the distribution of the Contract Value and termination of the GIFL Select feature if the Annuitant/Owner dies before the earlier of the Annuity Commencement Date or the Maturity Date. If the deceased Annuitant’s Spouse is the sole Beneficiary, he or she may continue the Contract as the new Owner without a distribution of Contract Value. In that event, the Spouse will become the Owner and Annuitant of the Contract, but the GIFL Select feature will end for any Single Life Lifetime Income Amount (if established) or for any Continuation Single Life Lifetime Income Amount. The GIFL Select feature for a Spousal Lifetime Income Amount also ends unless you established the Spousal Lifetime Income Amount prior to the Annuitant’s death.
In all other cases, distribution of the entire interest in the Contract must be made within five years of the Annuitant’s death or, alternatively, distribution may be made as an annuity, under one of the Annuity Options, which begins within one year after the Annuitant’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even in some cases in which we bear only the expense risk and not any mortality risk (see “VIII. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified an Annuity Option, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death proceeds. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death proceeds will equal the Contract Value and must be distributed immediately in a single sum cash payment.
Payment of Death Proceeds. The determination of the distribution upon the death of the Annuitant will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to payment of the death proceeds under the Contract until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:
•	a certified copy of a death certificate; or
•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
•	any other proof satisfactory to us.
Distribution of Death Proceeds. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, please seek competent legal and tax advice regarding requirements governing the distribution of Contract values, including death proceeds, under the plan.
In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death proceeds. The description of the distribution upon the death of the Annuitant in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict such a distribution under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death proceeds to the extent permitted by the Code and by Treasury Department regulations.
Upon request, the death proceeds may be taken in the form of a lump sum. In that case, we will pay the death proceeds within seven days of the date that we determine the amount of the death proceeds, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death proceeds may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout via a checkbook, and the account earns interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death proceeds in a single sum at any time by cashing one check
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for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death proceeds. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.
If the Beneficiary does not choose a form of payment, or the death proceeds payable upon the death of an Annuitant are not taken in a lump sum, the Contract will continue, subject to the following:
•	The Beneficiary will become the Owner/Annuitant.
•	If the deceased Annuitant’s Spouse is the sole Beneficiary, he or she may continue the Contract as the new Owner/Annuitant without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when an Annuitant dies will apply when the Spouse, as the Annuitant, dies.
•	If the Beneficiary is not the deceased Owner’s Spouse , distribution of the entire interest in the Contract must be made within five years of the Annuitant’s death or, alternatively, an individual Beneficiary may take distributions as an annuity under one of the Annuity Options described below, which begins within one year after the Annuitant’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VIII. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death proceeds. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death proceeds must be distributed immediately in a single sum cash payment.
Death of co-Annuitant under a Spousal Lifetime Income Amount guarantee. If the co-Annuitant is the first to die, no death proceeds are payable under the Contract. The Spousal Lifetime Income Amount guarantee will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the survivor Annuitant. We will continue to charge the GIFL Select fee.
Death of Last Person. If the survivor Annuitant dies while a Spousal Lifetime Income Amount guarantee is in effect, we will reduce the Lifetime Income Amount to zero.
Death after Removal of Annuitant or co-Annuitant. In certain instances, a Contract may be changed to remove the designation of a person initially designated as an Annuitant or co-Annuitant. If that happens and:
•	if the removed person subsequently dies, there will be no impact on the guarantees provided by the GIFL Select feature in most cases; and
•	if the remaining designated person subsequently dies, we will consider that person to be the “survivor” of the Annuitant and co-Annuitant and the GIFL Select benefit will terminate.
Death Proceeds during the Settlement Phase. If death occurs during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under that GIFL Select benefit:
•	(for Single Life and Continuation Single Life Lifetime Income Amount Contracts) If the Annuitant dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.
•	(for Spousal Lifetime Income Amount Contracts) If the first death of either the Annuitant or co-Annuitant occurs during the Settlement Phase, no additional death proceeds are payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will calculate a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount.

If you die during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under the Spousal Lifetime Income Amount guaranteed minimum withdrawal benefit.
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Annuitization Provisions
General
Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Once annuity payments commence:
•	you will no longer have access to the Contract Value applied to the Annuity Option;
•	the GIFL Select feature of your Contract terminates; and
•	we may not change the Annuity Option or the form of settlement.
The Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract’s specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Commencement Date”). You may request a different Annuity Commencement Date at any time by written request or by telephone at the number listed on the back cover of this Prospectus, at least one month before both the current and new Annuity Commencement Dates. You may also be able to change your Annuity Commencement Date on our website, www.jhannuities.com, if:
•	you are registered on the website, and
•	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.
Under our current administrative procedures, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise. Distributions may be required before the Annuity Commencement Date.
Distributions under the Contracts may be required before the Annuity Commencement Date (see “IX. Federal Tax Matters”). Please consult with a qualified tax professional for information about potential adverse tax consequences for failure to take distributions.
Notice of Annuity Commencement Date. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a withdrawal of the Surrender Value, or do not ask us to change the Maturity Date, we will provide a variable Annuity Option in the form of a life annuity with payments guaranteed for five years, as described in “Annuity Options” below.
You may select the frequency of annuity payments. Generally, the more frequent; the lower the payments; the less frequent, the higher the payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.
Annuity Options
If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a variable life annuity with payments guaranteed for five years, as described below. We will determine annuity payments based on the value of each Variable Investment Option at the Annuity Commencement Date. Internal Revenue Service (“IRS”) regulations may preclude the availability of certain Annuity Options in connection with certain Contracts. Periodic payment amounts will differ based on the Annuity Option selected. Generally, the longer the possible payment period, the lower the payment amount.
Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:
Option 1: Lifetime Income Amount with Cash Refund – This fixed Annuity Option is available only if either the Annuitant or co- Annuitant, not both, remains at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant or co-Annuitant. After the death of the Annuitant or co-Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
•	the Lifetime Income Amount on the Annuity Commencement Date, if any; or
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•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.
Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This fixed Annuity Option is available if you select the Spousal Lifetime Income Amount guarantee and coverage remains for both the Annuitant and the co-Annuitant at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the Annuitant and co-Annuitant. After the death of the last to survive, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value
•	at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the Spousal Lifetime Income Amount guarantee, or the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 4, however, we will not continue making payments for the remainder of the 5 year term upon the death of the last of the Annuitant and co-Annuitant to survive. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described in Option 1 above.)
Option 3: Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 5 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the fifth year.
Option 4: Joint Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5-year period if both the Annuitant and the co- Annuitant die during the 5-year period.
Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.
Once annuity payments begin under an Annuity Option, you will not be able to make any additional guaranteed withdrawals under a GIFL Select feature in a Contract.
Fixed Annuity Options. Upon death of the Owner/Annuitant (subject to the distribution of death proceeds; see “Distribution at Death of Annuitant” above), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.
We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate rate based on the mortality table and assumed interest rate in the Contract. If the rates we are then using are more favorable to you, we will substitute those rates. If under our current administrative practices we allow you to choose an Annuity Option that is not guaranteed in the Contract, we will use the current rates based on current interest and mortality for other similar options that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.
We provide no guaranteed withdrawal benefits once payments begin under an Annuity Option.
Determination of Amount of the First Variable Annuity Payment
We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the rates based on the mortality table and assumed interest rate contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.
The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.
Annuity Units and the Determination of Subsequent Variable Annuity Payments
We will base Variable Annuity payments after the first one on the investment performance of the Variable Investment Options selected after the Annuity Commencement Date. The amount of a subsequent payment is determined by dividing the amount
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of the first annuity payment from each Variable Investment Option by the Annuity Unit value of that Variable Investment Option (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Variable Investment Option is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Variable Investment Option are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant (assuming no transfer is made). We will deduct a pro rata portion of the Contracts administration fee from each annuity payment.
We charge the same Annual Separate Account Expenses during the annuitization period as we do prior to the Annuity Commencement Date. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” earlier in this chapter). The value of an Annuity Unit for each Variable Investment Option for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the corresponding Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.
Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.
We build a 3% assumed interest rate into the rates in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 3.62%.
Transfers after Annuity Commencement Date
Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Variable Investment Option to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Variable Investment Option to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Variable Investment Option selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.
Distributions upon Death of Annuitant after Annuity Commencement Date
If you select an Annuity Option providing for payments for a guaranteed period, and the Annuitant dies after the Annuity Commencement Date, we will make any remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.
Other Contract Provisions
Initial Inspection Period
You may cancel the Contract by returning it to our Annuities Service Center or to your financial representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us. You may be subject to investment losses (or gains) prior to our receipt of your request for cancellation.
The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. Because the Contract is issued as an IRA under section 408 or 408A of
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the Code, during the first 7 days of the initial inspection period we will return your entire Purchase Payment if this is greater than the amount otherwise payable.
(Applicable to Contracts issued in California Only) Residents in California age 60 and older may cancel the Contract by returning it to our Annuities Service Center or your financial representative at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period and thereafter transfer it to the Variable Investment Options you select. We will permit you to elect to allocate your Purchase Payment during this 30 day period to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payment was allocated to the Money Market Variable Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payment and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If instead you allocated your Purchase Payment to a Variable Investment Option (other than the Money Market Variable Investment Option), we will pay you the Contract Value, computed at the end of the Business Day on which we receive your returned Contract. Therefore you may be subject to investment losses prior to our receipt of your request for cancellation if you allocate your Purchase Payment to a Variable Investment Option other than the Money Market Variable Investment Option.
Ownership
All rights and privileges under the Contract may be exercised by the Owner. Prior to the Annuity Commencement Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner. The Owner cannot be changed, except as permitted due to the death of the Annuitant and under federal tax law.
You may not sell, assign, transfer, discount or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, a Contract to any person other than us. We reserve the right to decline to issue a Contract to any person in our sole discretion.
Annuitant
The Annuitant is the natural person whose life is used to determine eligibility and the duration of Single Life Lifetime Income Amount or a Continuation Single Life Lifetime Income Amount and for the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Owner is an individual, the Owner and Annuitant must be the same person. Otherwise, the Contract must be owned for the benefit of the Annuitant. The Annuitant is as designated on the Contract specifications page or in the application. The Annuitant cannot be changed.
Co-Annuitant
The Annuitant’s and co-Annuitant’s lives are used to determine eligibility for and the duration of the Spousal Lifetime Income Amount and to determine eligibility for and the duration of annuity payments involving joint life contingencies. The Annuitant’s Spouse must be named as a co-Annuitant to establish a Spousal Lifetime Income Amount.
Beneficiary
The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). Under Spousal Lifetime Income Amount Contracts, if there is a Co-Annuitant at the time of the Annuitant’s death we will treat that person as the Beneficiary. You may change the Beneficiary (and any Contingent Beneficiary) subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner.
Modification
We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.
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Our Approval
We reserve the right to accept or reject any Contract application at our sole discretion.
Misstatement and Proof of Age, Sex or Survival
We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant or any co-Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s or any co-Annuitant’s correct age and sex. When you receive your Contract, you should review the information on age and sex and contact us by phone or mail at our Annuities Service Center with any corrections. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.
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VIII.   Charges and Deductions
We assess charges and deductions under the Contracts against the Purchase Payment, Contract Values or annuity payments. Currently, there are no deductions made from the Purchase Payment.
We may charge a separate fee for certain requested services (e.g., electronic fund transfers, providing replacement contracts, etc.). In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. See “Asset-Based Charges” below.
Asset-Based Charges
We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.
Administration Fee
We allocate a portion of the asset-based charges, as shown in “IV. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the administration fee will not increase as a result.
Mortality and Expense Risks Fee
The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. The expense risk we assume is the risk that the administration charges may be insufficient to cover actual expenses.
To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 0.45% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if available, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.
GIFL Select Fee
We currently assess a fee for the GIFL Select feature that is equal to 0.50% of the “Adjusted Benefit Base.” The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary. We will deduct the GIFL Select fee on the first Contract Anniversary and each Contract Anniversary thereafter. We reserve the right to increase the fee of up to 0.65% of the Adjusted Benefit Base after we issue a Contract. If we do, we will provide at least 30 day prior notice to the Owner’s last known address.
Although the current fee for the GIFL Select feature is the same for each version of the Lifetime Income Amount, the amount of the Lifetime Income Amount will differ from version to version. For example, the Single Life Lifetime Income Amount that you establish before the Annuitant reaches his or her Age 65 Trigger will be for a lower Lifetime Income Amount than a Spousal Lifetime Income Amount that you establish after the Annuitant and the co-Annuitant both reach the Age 65 Trigger. Please read “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” for more information.
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We withdraw the GIFL Select fee from each Variable Investment Option in the same proportion that the value of each Variable Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:
•	on the date we determine the amount of death proceeds that we pay to a Beneficiary;
•	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or
•	on the date an Excess Withdrawal (including any applicable fees, charges, and taxes) reduces the Contract Value to an amount less than the Lifetime Income Amount.
We do not deduct the GIFL Select fee during the “Settlement Phase” or after the Annuity Commencement Date once an Annuity Option begins.
Premium Taxes
We make deductions for any applicable premium or similar taxes. Currently, we assess a charge for premium taxes on your Purchase Payment, based on the following resident state (or jurisdiction) at the time the tax is assessed: California (0.50%); Guam (4.00%); and Texas (0.04% - referred to as a “maintenance fee”).
In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from your Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount withdrawn, surrendered, annuitized or applied to/distributed as death proceeds.
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IX.  Federal Tax Matters
Introduction
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex; please consult a qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.
This discussion does not address state or local tax consequences associated with a Contract. Further, this discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distributions paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.
Our Tax Status
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.
The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)
What are the tax consequences of owning a Contract?
In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable amount of earnings:
•	withdrawals (including any surrenders and systematic withdrawals);
•	payment of any death benefit proceeds;
•	periodic payments under one of our annuity payment options;
•	certain ownership changes; and
•	any loan, assignment or pledge of the Contract as collateral.
How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:
•	the type of the distribution;
•	when the distribution is made;
•	the nature of any Qualified Plan for which the Contract is being used; and
•	the circumstances under which the payments are made.
If your Contract was issued in connection with a Qualified Plan, all of part of your Purchase Payments may be tax-deductible or excludible from income.
A 10% penalty tax applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59½. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a
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certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.
A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plan purchases other types of investments, such as mutual funds, equities and debt investments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Please note that federal tax law changes in the 2019 SECURE Act now limit certain annuitization and beneficiary payout options for contracts held as part of a Qualified Plan, including an IRA. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax professional.
We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.
General Information Regarding Purchase Payments
You must make a single Purchase Payment for a Contract through a direct rollover distribution from a tax-qualified retirement plan funded by a John Hancock USA or John Hancock New York group annuity contract with a GIFL Select lifetime income benefit feature (a “GIFL Select Retirement Plan”), or through a direct transfer from an existing GIFL Select Contract that we issued as a traditional IRA. The Contract does not permit you to make annual contributions that may otherwise be allowed under the Code.
We do not accept payments for the Contracts that are made through indirect rollover distributions from a GIFL Select Retirement Plan. We also do not accept rollover distributions, whether direct or indirect, from any other Qualified Plans as Purchase Payments for the Contracts.
We use the term “direct rollover distributions” to refer to amounts that a Qualified Plan remits directly to us for the purchase of a traditional IRA or Roth IRA Contract. We use the term “indirect rollover distributions” to refer to amounts that you may receive from a Qualified Plan, and then remit to us. The Contracts are not available for purchase through indirect rollover distributions, even though the Code permits an indirect rollover distribution from a Qualified Plan to be tax-deferred if it is contributed to an IRA within 60 days of receipt.
Designation of Contract as a Traditional IRA or Roth IRA. You must instruct us to issue a Contract either as a traditional IRA or as a Roth IRA when you initiate a direct rollover distribution as a participant in a GIFL Select Retirement Plan. If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a GIFL Select Retirement Plan, you may make a direct rollover distribution to purchase a Contract and must instruct us to issue it either as a traditional IRA or as a Roth IRA. The Contract is not available for use as an “inherited IRA” by a non-Spouse beneficiary of a deceased participant under a tax- qualified retirement account.
A direct rollover to a Roth IRA is taxable, but it is not subject to mandatory federal tax withholding. Please read “Conversion or Rollover to Roth IRA,” below, for more information.
Traditional IRAs
Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.
Contributions to a Traditional IRA
Eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Select Retirement Plan, may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in
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section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
Distributions from a Traditional IRA
In general, unless you have rolled over non-deductible contributions from your account value in a GIFL Select Retirement Plan, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death proceeds or partial withdrawal) are taxable as ordinary income to you or to your beneficiary for payments made after your death. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach 59½, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a GIFL Select Retirement Plan includes after-tax contributions to the Plan, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.
You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, please be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.
A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.
Required Minimum Distributions from a Traditional IRA
Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or the lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70½, for those Contract Owners born before July 1, 1949. For Contract Owners born after June 30, 1949, distributions of minimum amounts must commence by April 1 of the calendar year following the calendar year in which the Owner turns age 72. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.
Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.
If you make a direct transfer of all the value from a Contract issued as a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.
Penalty Tax on Premature Distributions from a Traditional IRA
A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:
•	received on or after the date on which the Contract Owner reaches age 59½;
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•	received on or after the Contract Owner’s death or because of the Contract Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and designated beneficiary.*
*	You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult with your own qualified tax professional.
Exceptions from the penalty tax also apply to certain distributions taken for qualified birth or adoption expenses, certain qualified disaster distributions, as well as certain coronavirus-related distributions made during calendar year 2021. The Code also provides for the opportunity to repay such distributions to an eligible retirement plan, including an IRA. Please consult with your own qualified tax professional to determine whether you qualify for any of these exceptions and what tax treatment will apply to the distribution and any repayment.
If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.
Roth IRAs
Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.
Contributions to a Roth IRA
Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Select Retirement Plan, may be directly rolled over into a Roth IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
Federal income tax will apply to direct rollovers from “non-Roth” accounts in GIFL Select Retirement Plans to Contracts issued as Roth IRAs. Please read “Conversion or Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a GIFL Select Retirement Plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.
Distributions from a Roth IRA
Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70½ or 72. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual, and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.
If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional.
Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years
47

after the first taxable year for which a contribution to any Roth IRA established for the Contract Owner was made. Second, the distribution must be:
•	made after the Owner turns age 59½;
•	made after the Owner’s death;
•	attributable to the Owner being disabled; or
•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.
The five year period required to qualify a distribution as tax-free under a Roth IRA may differ from the five year holding period required under the GIFL Select feature in the Contract. This is because the five year qualification period for tax purposes begins only with a contribution to a Roth IRA. Contributions to a Roth account in some other form of Qualified Plan, such as a Roth account in a GIFL Select Retirement Plan, do not count toward satisfying the five year requirement for qualified distributions from a Roth IRA.
EXAMPLE: Suppose you made on-going contributions to a “Roth” account in a GIFL Select Retirement Plan for three years and then make a rollover purchase of a Roth IRA Contract when you are 57. We will require you to fulfill another two years before you qualify for a Single Life Lifetime Income Amount. If you limit your annual withdrawals to the Lifetime Income Amount, we will guarantee the amount for as long as you live. During the 5-year qualification period for the Roth IRA, you will be subject to tax, however, on the withdrawals which exceed the portion of your rollover contribution that consisted of your non-deductible contributions to the Roth account in the GIFL Select Retirement Plan.
A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12- month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.
Penalty Tax on Premature Distributions from a Roth IRA
Taxable distributions before age 59½ may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.
The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. Please seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.
Conversion or Rollover to a Roth IRA
You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a non-Roth GIFL Select Retirement Plan to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts.
You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the Lifetime Income Amount we guarantee under your Contract. Please read “Guaranteed Lifetime Income Withdrawal Benefit” in “VII. Description of the Contract” for more information about the impact of withdrawals.
If you direct the sponsor or administrator of your GIFL Select Retirement Plan to transfer a rollover amount from your non-Roth GIFL Select Retirement Plan to us to purchase a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.
Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary
48

income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.
You are not subject to federal income tax on a direct rollover of distributions from a Roth account in a GIFL Select Retirement Plan to a Contract issued as a Roth IRA or from a Contract issued as a Roth IRA to another Roth IRA.
Puerto Rico Contracts Issued to Fund Retirement Plans
The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchase a Contract intended for use in connection with a Puerto Rican “tax qualified” retirement plan, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.
See Your Own Tax Professional
The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please always consult with your own qualified tax professional.
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X.  General Matters
Distribution of Contracts
John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.
JH Distributors’ principal address is 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors and us. Broker- dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors may also offer the Contracts directly to potential purchasers.
JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying funds of a Portfolio that is a fund of funds.
The individual representative who sells you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of broker dealers that provide marketing support and training services to the broker-dealers that sell and service the Contracts.
Standard Compensation
The amount and timing of compensation JH Distributors pays broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed, at an annual rate, 0.50% of the values of the Contracts attributable to Purchase Payments.
The individual representative who sells you a Contract (your “financial representative”) typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.
We may pay the Qualified Plan’s third party administrator a $25 fee per participant rollover from such plan to the Contract for facilitating the transaction.
Differential Compensation
Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. In addition, under their own arrangements, broker-dealers may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to recommend the contracts of one issuer over another issuer or one product over another product.
Please contact the financial representative through whom you purchased a Contract for more information on compensation arrangements in connection with the sale and purchase of your Contract.
Transaction Confirmations
We will send you confirmation statements for certain transactions in your Variable Investment Options. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the
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transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the back cover of this Prospectus for more information on electronic transactions.
Reinsurance Arrangements
From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable to the Contract Owners for the contractual obligations under the Contracts, including guaranteed benefits, and the reinsurer agrees to indemnify us for certain risks they assume under the Contracts that are covered in the reinsurance agreements. The reinsurance agreement is an agreement solely between us and the reinsurer and no Contract Owner has any right of action against the reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so with a combination of transacting with high quality reinsurers, diversifying reinsurance counterparties to limit concentrations, and engaging in reinsurance transactions that include collateral. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.
Legal and Regulatory Matters
There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:
•	the Separate Account; or
•	the ability of the principal underwriter to perform its contract with the Separate Account; or
•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.
Financial Statements
The Statements of Additional Information contain the Company’s financial statements for the years ended December 31, 2021 and 2020, and its Separate Account financial statements for the year ended December 31, 2021 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2021, including information on our General Account assets that were available at that time to support our guarantees under the Contracts. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.
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Appendix: Portfolios Available Under the Contract
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time. You can request this information at no cost by calling the phone number on the back cover of this Prospectus or by sending an email request to annuityinfo@jhancock.com. The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/21) (%)
			1-Year	5-Year	10-Year
To provide a high level of current income consistent with the maintenance of principal and liquidity.	Investment Quality Bond Trust - Series II John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.93%	-1.45	3.94	3.29
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Lifestyle Balanced Portfolio - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.87%	9.21	9.08	7.95
To seek a high level of current income with some consideration given to growth of capital.	Lifestyle Conservative Portfolio - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.89%	2.68	5.87	5.01
To seek long-term growth of capital. Current income is also a consideration.	Lifestyle Growth Portfolio - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.85%	13.84	11.18	9.88
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.	Lifestyle Moderate Portfolio - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.88%	7.03	8.01	7.02
To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Balanced Portfolio - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.98%	9.54	7.20	6.58
To seek current income and growth of capital, while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Conservative Portfolio - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.97%	3.31	4.85	4.50
Appendix-1
App Table #3

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/21) (%)
			1-Year	5-Year	10-Year
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Growth Portfolio - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	1.01%	12.58	7.85	7.06
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Moderate Portfolio - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.98%	7.76	6.72	6.23
To obtain maximum current income consistent with preservation of principal and liquidity.	Money Market Trust** - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.53%	0.00	0.74	0.37
To seek to track the performance of the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”) (which represents the U.S. investment grade bond market).	Total Bond Market Trust - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.51%	-2.10	3.05	2.44
The fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.	Ultra Short Term Bond Trust - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.86%	-0.66	1.03	0.51
* The Portfolios’ annual expenses may reflect temporary fee or expense waivers or reimbursements.
** This Portfolio is no longer accepting Purchase Payments.
Appendix-2
App Table #3

Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information, request other information about the Contracts and make investor inquiries without charge upon request by contacting us at the Annuities Service Center shown below, on our website at www.johnhancock.com/annuities or by calling us at 1-800-344-1029.
We file periodic reports and other information about the Contract and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center		John Hancock Annuities Service Center
For Applications Only:		For Applications Only:
200 Berkeley Street, 5th Floor Boston, MA 02116 (888) 695-4472		200 Berkeley Street, 5th Floor Boston, MA 02116 (888) 695-4472
For All Other Transactions:		For All Other Transactions:
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
PO Box 55444 Boston, MA 02205-5444 www.johnhancock.com/annuities	410 University Avenue – Suite 55444 Westwood, MA 02090 1-800-344-1029	PO Box 55445 Boston, MA 02205-5445 www.johnhancock.com/annuities	410 University Avenue – Suite 55445 Westwood, MA 02090 1-800-344-1029
1940 Act File No. 811-04113
1933 Act File No. 333-167019
EDGAR Contract Identifier No. C000090859

Statement of Additional Information
Dated April 25, 2022
John Hancock Life Insurance Company (U.S.A.) Separate Account H
This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment flexible purchase payment deferred variable annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York as follows:
Prospectuses Issued by John Hancock USA
(to be read with this Statement of Additional Information)
Name of Policy (and SEC EDGAR Identifier #)	Name of Policy (and SEC EDGAR Identifier #)
Guaranteed Income for Life (GIFL) Rollover Variable Annuity IRA (C000063737)	Guaranteed Income for Life Select (GIFL Select) IRA Rollover Variable Annuity (C000090859)
You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:
John Hancock Life Insurance Company (U.S.A.)
John Hancock Annuities Service Center For Applications Only: Overnight Mail Address
200 Berkeley Street, 5th Floor Boston, MA 02116 1-888-695-4472

For All Other Transactions:
Overnight Mail Address	Mailing Address and Telephone Number
410 University Avenue, STE 55444 Westwood, MA 02090	PO Box 55444 Boston, MA 02205-5444 www.johnhancock.com/annuities 1-800-344-1029

General Information and History
John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Separate Account” or the “Registrant”) (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.). We are a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 410 University Avenue – Suite 55444, Westwood, MA 02090; and its website address is www.johnhancock.com/annuities. The ultimate parent of John Hancock USA is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife.
The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
Services
Independent Registered Public Accounting Firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) at December 31, 2021, and for each of the two years in the period ended December 31, 2021, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP’s address is 200 Clarendon Street, Boston, Massachusetts, 02116.
Servicing Agent
DXC Technology (formerly Computer Sciences Corporation “CSC”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. DXC provides various daily, semimonthly, monthly, semiannual and annual reports including:
•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
•	weekly commission statements;
•	monthly summaries of agent production and daily transaction reports;
•	semiannual statements for Contract Owners; and
•	annual Contract Owner tax reports.
We paid DXC $2.1 million for 2019, $2.1 million for 2020, and $2.64 million for 2021, plus certain other fees for the services provided.
1

Principal Underwriter
John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2021, 2020, and 2019, were $178,016,695, $171,491,829, and $191,144,402, respectively. JH Distributors did not retain any of these amounts during such periods.
Compensation
The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.
The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.
Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Owners, but we expect to recoup it through the fees and charges imposed under the Contract.
2

Appendix A: Audited Financial Statements
A-1

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS John Hancock Life Insurance Company (U.S.A.) For the Years Ended December 31, 2021, 2020 and 2019 With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2021, 2020 and 2019

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

Opinion

We have audited the statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2021, and the related notes to the financial statements (collectively referred to as “the financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management is also responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 30, 2022

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2021	2020
(in millions)

Admitted assets
Cash and invested assets:
Bonds	$53,270	$49,194
Stocks:
Preferred stocks	31	36
Common stocks	1,261	1,082
Investments in affiliates	3,186	2,879
Mortgage loans on real estate	11,430	11,573
Real estate:
Company occupied	150	151
Investment properties	4,124	4,058
Cash, cash equivalents and short-term investments	4,136	6,620
Policy loans	2,737	2,765
Derivatives	13,136	20,197
Receivable for collateral on derivatives	109	210
Receivable for securities	3	1
Other invested assets	10,854	9,388
Total cash and invested assets	104,427	108,154
Investment income due and accrued	882	775
Premiums due	48	49
Amounts recoverable from reinsurers	448	360
Funds held by or deposited with reinsured companies	2,745	2,890
Other reinsurance receivable	345	284
Amounts due from affiliates	205	171
Other assets	2,055	1,981
Assets held in separate accounts	161,855	151,488
Total admitted assets	$273,010	$266,152

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2021	2020
(in millions)

Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$69,515	$68,229
Policyholders’ and beneficiaries’ funds	2,558	2,494
Consumer notes	138	138
Dividends payable to policyholders	317	348
Policy benefits in process of payment	602	577
Other amount payable on reinsurance	500	502
Other policy obligations	37	40
Total policy and contract obligations	73,667	72,328
Payable to parent and affiliates	1,490	2,725
Transfers to (from) separate account, net	(314)	(325)
Asset valuation reserve	2,822	2,888
Reinsurance in unauthorized companies	66	55
Funds withheld from unauthorized reinsurers	310	167
Interest maintenance reserve	1,304	1,795
Net deferred tax liability	344	79
Derivatives	8,444	13,303
Payables for collateral on derivatives	1,361	2,096
Payables for securities	41	192
Funds held under coinsurance	9,523	8,904
Other general account obligations	1,685	1,449
Obligations related to separate accounts	161,855	151,488
Total liabilities	262,598	257,144

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2021 and 2020)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,940 shares issued and outstanding at December 31, 2021 and 2020)	5	5
Paid-in surplus	3,219	3,219
Surplus notes	586	585
Unassigned surplus	6,602	5,199
Total capital and surplus	10,412	9,008
Total liabilities and capital and surplus	$273,010	$266,152

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2021	2020	2019
(in millions)

Premiums and other revenues:
Life, long-term care and annuity premiums, net	$15,931	$11,667	$14,948
Consideration for supplementary contracts with life contingencies	118	141	145
Net investment income	4,470	4,095	4,406
Amortization of interest maintenance reserve	146	149	151
Commissions and expense allowance on reinsurance ceded	542	593	638
Reserve adjustment on reinsurance ceded	(8,860)	(4,593)	(7,575)
Separate account administrative and contract fees	1,777	1,683	1,711
Other (expenses) revenue	(30)	71	145
Total premiums and other revenues	14,094	13,806	14,569

Benefits paid or provided:
Death, surrender and other contract benefits, net	15,026	12,880	12,851
Annuity benefits	1,097	787	1,122
Disability and long-term care benefits	937	943	853
Interest and adjustments on policy or deposit-type funds	58	48	32
Payments on supplementary contracts with life contingencies	48	210	207
Increase (decrease) in life, annuity and long-term care reserves	1,208	2,297	1,863
Total benefits paid or provided	18,374	17,165	16,928

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,122	975	1,052
General expenses	1,161	972	1,041
Insurance taxes, licenses and fees	170	149	159
Net transfers to (from) separate accounts	(8,054)	(6,427)	(7,050)
Investment income ceded	489	2,664	1,577
Other (income) deductions	(1)	(264)	20
Total insurance expenses and other deductions	(5,113)	(1,931)	(3,201)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	833	(1,428)	842
Dividends to policyholders	76	92	110
Income (loss) from operations before federal income taxes and net realized capital gains (losses)	757	(1,520)	732
Federal income tax expense (benefit)	(464)	(64)	(286)
Income (loss) from operations before net realized capital gains (losses)	1,221	(1,456)	1,018

Net realized capital gains (losses)	1,043	2,066	198
Net income (loss)	$2,264	$610	$1,216

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)

Balances at January 1, 2019	$5	$3,219	$585	$5,061	$8,870
Net income (loss)				1,216	1,216
Change in net unrealized capital gains (losses)				397	397
Change in net deferred income tax				(78)	(78)
Decrease (increase) in non-admitted assets				(46)	(46)
Change in liability for reinsurance in unauthorized reinsurance				(189)	(189)
Decrease (increase) in asset valuation reserves				(817)	(817)
Dividend paid to parent				(845)	(845)
Change in surplus as a result of reinsurance				(29)	(29)
Other adjustments, net			-	(3)	(3)
Balances at December 31, 2019	5	3,219	585	4,667	8,476

Net income (loss)				610	610
Change in net unrealized capital gains (losses)				683	683
Change in net deferred income tax				149	149
Decrease (increase) in non-admitted assets				(95)	(95)
Change in liability for reinsurance in unauthorized reinsurance				135	135
Change in reserve due to change in valuation basis				20	20
Decrease (increase) in asset valuation reserves				(90)	(90)
Dividend paid to parent				(975)	(975)
Change in surplus as a result of reinsurance				85	85
Other adjustments, net			-	10	10
Balances at December 31, 2020	5	3,219	585	5,199	9,008

Net income (loss)				2,264	2,264
Change in net unrealized capital gains (losses)				(11)	(11)
Change in net deferred income tax				(371)	(371)
Decrease (increase) in non-admitted assets				40	40
Change in liability for reinsurance in unauthorized reinsurance				(11)	(11)
Decrease (increase) in asset valuation reserves				66	66
Dividend paid to parent				(580)	(580)
Change in surplus as a result of reinsurance				(56)	(56)
Other adjustments, net			1	62	63
Balances at December 31, 2021	$5	$3,219	$586	$6,602	$10,412

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2021	2020	2019
(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$16,051	$14,021	$15,079
Net investment income received	4,490	4,139	4,394
Separate account fees	1,777	1,683	1,711
Commissions and expenses allowance on reinsurance ceded	486	593	638
Miscellaneous income	109	304	207
Benefits and losses paid	(26,172)	(19,600)	(23,052)
Net transfers from (to) separate accounts	8,065	6,462	7,038
Commissions and expenses (paid) recovered	(2,660)	(4,808)	(3,467)
Dividends paid to policyholders	(107)	(120)	(127)
Federal and foreign income and capital gain taxes (paid) recovered	172	(479)	677
Net cash provided by (used in) operating activities	2,211	2,195	3,098

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	18,296	18,253	15,032
Stocks	142	203	142
Mortgage loans on real estate	1,176	919	1,698
Real estate	102	315	106
Other invested assets	2,393	1,054	1,558
Derivatives	879	1,969	-
Net gains (losses) on cash, cash equivalents and short term investments	(13)	18	1
Total investment proceeds	22,975	22,731	18,537

Cost of investments acquired:
Bonds	22,343	21,825	17,230
Stocks	128	118	105
Mortgage loans on real estate	1,125	830	1,261
Real estate	187	216	359
Other invested assets	2,266	1,307	1,354
Derivatives	-	-	139
Total cost of investments acquired	26,049	24,296	20,448
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(787)	885	(395)
Net (increase) decrease in policy loans	28	123	(100)
Net cash provided by (used in) investment activities	(3,833)	(557)	(2,406)

Financing and miscellaneous activities
Borrowed funds	2	497	(10)
Net deposits (withdrawals) on deposit-type contracts	65	233	(135)
Dividend paid to Parent	(580)	(975)	(845)
Other cash provided (applied)	(349)	1,411	1,126
Net cash provided by (used in) financing and miscellaneous activities	(862)	1,166	136

Net increase (decrease) in cash, cash equivalents and short-term investments	(2,484)	2,804	828
Cash, cash equivalents and short-term investments at beginning of year	6,620	3,816	2,988
Cash, cash equivalents and short-term investments at end of year	$4,136	$6,620	$3,816

Non-cash activities during the year:
Bonds and Common stocks transfer of assets	$120	$-	$-
Mortgage loans transfer of assets	(87)	-	-
Other invested assets transfer of assets	(33)	-	-
Premium and other operating activity related to reinsurance transactions, net	-	2,166	(109)
Transfer of invested assets related to reinsurance and other affiliate transactions, net	-	(2,166)	109

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands, and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, and financial planners. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. The Company discontinued new sales of its individual long-term care product but maintains in-force retail and group long-term care business. The Company also discontinued new sales of its corporate and bank-owned life insurance products.

The Company is also registered as a foreign reinsurer in several jurisdictions outside of the United States as part of its International Group Program that offers pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches or affiliates of multinational corporations.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”), as well as a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

The Company’s results and operations have been and may continue to be adversely impacted by COVID-19 and the economic environment. The adverse effects include but are not limited to significant volatility in equity markets, decline in interest rates, increase in credit risk, strain on commodity markets and alternative long duration asset prices, foreign currency exchange rate volatility, increases in insurance claims, persistency and redemptions, and disruption of business operations. The breadth and depth of these events and their duration contribute additional uncertainty around estimates used in determining the carrying value of certain assets and liabilities included in these financial statements.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other hedging purposes, also known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. Interest rate swaps and swaptions supporting our Variable Annuities dynamic hedging program are not in an accounting hedge relationship and any realized capital gains (losses) on these sold interest rate swaps and swaptions are not deferred to IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2021, 2020 and 2019, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2021 and 2020, the Company held reserves of $ 989 million and $ 1,055 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. Reserves and assumptions for policies following Valuation Manual 20 (“VM-20”) or Valuation Manual 21 (“VM-21”) will be outlined in the Company’s principle-based reserving (“PBR”) Actuarial Report, following Valuation Manual 31 (“VM-31”).

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Reserving Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2021 and 2020. Reserves at December 31, 2021 and 2020 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•	Reserves for variable deferred annuity contracts are calculated in accordance with Valuation Manual 21 (“VM-21”).

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 13% and 14% of the Company’s aggregate reserve for life contracts at December 31, 2021 and 2020, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2021 and 2020, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

During 2021, the NAIC Valuation of Securities Task Force (“VOSTF”) adopted changes to the P&P Manual for real estate leased backed securities, impacting the assets reclassified under the guidelines for ground lease financing transactions. As a result, the Company reclassified $87 million from mortgage loans and $33 million from other invested assets to bonds. The reclassifications had no material impact on the Company’s financial position, results of operations, financial statement disclosures and Risk-Based Capital.

Adoption of New Accounting Standards

In November 2020, the NAIC adopted the final version of the Group Capital Calculation template (“GCC”) and instructions.    The purpose of the calculation is to provide additional analytical information to the lead state supervisor in charge of a group and is effective after December 31, 2021. As a wholly owned subsidiary of MFC subject to the supervision of the group’s activities on a consolidated basis, including capital adequacy, by the Canadian Insurance Regulator, the Office of the Superintendent of Financial Institutions (“OSFI”), it is not expected that these capital requirements will affect the Company.

Effective January 1, 2020, NAIC Valuation Manual 21 (“VM-21”) – Requirements for Principle-Based Reserves for Variable Annuities was adopted as the new statutory reserving standard replacing Actuarial Guideline 43 (“AG43”) – Commissioners Annuity Reserve Valuation Method (“CARVM”) for Variable Annuities. The requirement is applicable to all variable annuity business in force. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Effective December 31, 2019, the NAIC made non-substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100R, Fair Value Measurements to adopt with modification the disclosure amendments reflected in Accounting Standards Update (“ASU”) 2018-13 Changes to the Disclosure Requirements for Fair Value Measurement. The revisions included elimination of certain fair value disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC adopted SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees as a substantive guidance which permits and specifies the requirements for applying a special accounting treatment for derivative contracts hedging variable annuity guarantee benefits that are subject to fluctuations as a result of interest rate sensitivity. The provisions of SSAP No. 108 are separate and distinct from the statutory guidance in SSAP No. 86 – Derivatives. Application of the adopted guidance is limited to the derivative transactions specified in SSAP No. 108 and permitted only if all of the requirements for the special accounting treatment are met. The guidance is effective beginning January 1, 2020. The Company has not elected hedge accounting under SSAP 108.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 51R – Life Contracts to adopt ASU 2018-28 Updates to Liquidity Disclosures. The revisions included enhancements to the existing disclosures on annuity actuarial reserves and deposit type liabilities by withdrawal characteristics and added life liquidity disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86 – Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by Financial Accounting Standards Board (“FASB”). The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions were effective beginning January 1, 2019 and the Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision was effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

On September 22, 2017, The Bilateral Agreement Between the United States of America and the European Union (EU) on Prudential Measures Regarding Insurance and Reinsurance, known as the Covered Agreement, was signed by the United States Department of the Treasury and the US Trade Representative. The Covered Agreement includes provisions that serve to reduce reinsurance collateral requirements for certified reinsurers that are licensed and domiciled in Qualified Jurisdictions.    On June 25, 2019, the NAIC Executive Committee adopted revisions to the Credit for Reinsurance Model Law (#785) and Credit for Reinsurance Model Regulation (#786), which implement the reinsurance collateral provisions of the Covered Agreements with the European Union (EU) and the United Kingdom (UK). These revisions create a new type of jurisdiction, which is called a Reciprocal Jurisdiction and eliminate reinsurance collateral requirements and local presence requirements for EU and UK reinsurers that maintain a minimum amount of own-funds equivalent to $250 million and a solvency capital requirement (SCR) of 100% under Solvency II. The revisions also provide Reciprocal Jurisdiction status for accredited U.S. jurisdictions and Qualified Jurisdictions if they meet certain requirements in the credit for reinsurance models. U.S. states must adopt these revisions prior to September 1, 2022 or face potential federal preemption by the Federal Insurance Office. To avoid preemption, the laws must be enacted prior to September 1, 2022, and must adhere exactly to the models as they have been adopted by the NAIC. On December 7, 2019, the Statutory Accounting Principles (E) Working Group adopted revisions to Appendix A-785 to incorporate the updates from the adopted Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) that include the relevant provisions from the Covered Agreement. The State of Michigan enacted #785 legislation in 2021 and adopted #786 legislation effective May 18, 2021. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the NAIC Valuation Manual – 20 (“VM-20”). Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date was January 1, 2017 but companies were allowed to defer adoption for three years until January 1, 2020. The Company had adopted VM-20 for certain products launched in 2018 and 2019. As of January 1, 2020, VM-20 was implemented for all new life insurance contracts. Adoption of VM-20 is on a prospective basis, therefore, there is no impact to surplus upon adoption.

Future Adoption of New Accounting Standards

In April 2020, the NAIC adopted INT 20-1 Reference Rate Reform as an interpretation of statutory accounting guidance to incorporate the US GAAP guidance from ASU 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. The effective date of this guidance begins on March 12, 2020 and sunsets on Dec 31, 2022. The guidance provides limited period elective application of accounting relief (expedients) to address the direct effects from the reference rate reform on affected contracts and hedging relationships. The Company’s exposure to these changes is not significant and has not resulted in significant changes to the Company’s risk management strategies.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2021, 2020 and 2019.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

(in millions)
December 31, 2021:
U.S. government and agencies	$3,765	$210	$(71)	$3,904
States and political subdivisions	3,337	703	(9)	4,031
Foreign governments	2,699	65	(5)	2,759
Corporate bonds	37,476	4,929	(127)	42,278
Mortgage-backed and asset-backed securities	5,993	768	(15)	6,746

Total bonds	$53,270	$6,675	$(227)	$59,718

December 31, 2020:
U.S. government and agencies	$4,323	$381	$(77)	$4,627
States and political subdivisions	2,915	756	(1)	3,670
Foreign governments	2,456	82	(5)	2,533
Corporate bonds	33,455	6,791	(44)	40,202
Mortgage-backed and asset-backed securities	6,045	992	(4)	7,033

Total bonds	$49,194	$9,002	$(131)	$58,065

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2021, by contractual maturity, is as follows:

	Carrying Value	Fair Value

(in millions)
Due in one year or less	$912	$921
Due after one year through five years	6,110	6,400
Due after five years through ten years	10,073	10,690
Due after ten years	30,182	34,961
Mortgage-backed and asset-backed securities	5,993	6,746

Total	$53,270	$59,718

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,
	2021	2020

(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$442	$305
Bonds and cash pledged in support of exchange-traded futures	408	601
Bonds and cash pledged in support of cleared interest rate swaps	931	1,058

Total fair value	$1,781	$1,964

At carrying value:
Bonds on deposit with government authorities	$14	$14
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	92	92
Pledged collateral under reinsurance agreements	2,974	2,899

Total carrying value	$3,080	$3,005

At December 31, 2021 and 2020, the Company held below investment grade corporate bonds of $2,737 million and $2,968 million, with an aggregate fair value of $2,944 million and $3,116 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

(2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP for loan-backed and structured securities:

Year Ended December 31, 2021

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

Year Ended December 31, 2020

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

51817TAB8	$29	$24	$5	$24	$21
	-	-	-	-	-
	-	-	-	-	-

Total	$29	$24	$5	$24	$21

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

(in millions)
December 31, 2021:
U.S. government and agencies	$109	$(1)	$588	$(70)	$697	$(71)
States and political subdivisions	297	(6)	51	(3)	348	(9)
Foreign governments	121	(3)	56	(2)	177	(5)
Corporate bonds	4,829	(106)	404	(21)	5,233	(127)
Mortgage-backed and asset-backed securities	337	(15)	6	-	343	(15)

Total	$5,693	$(131)	$1,105	$(96)	$6,798	$(227)

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

(in millions)
December 31, 2020:
U.S. government and agencies	$2,208	$(77)	$-	$-	$2,208	$(77)
States and political subdivisions	57	(1)	-	-	57	(1)
Foreign governments	-	-	54	(5)	54	(5)
Corporate bonds	1,018	(33)	175	(11)	1,193	(44)
Mortgage-backed and asset-backed securities	238	(4)	9	-	247	(4)

Total	$3,521	$(115)	$238	$(16)	$3,759	$(131)

At December 31, 2021 and 2020, there were 510 and 146 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $70 million and $56 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2021, 2020 and 2019, realized capital losses include $10 million, $112 million, and $27 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 14, 52, and 13 securities, respectively.

The total recorded investment in restructured corporate bonds at December 31, 2021, 2020 and 2019 was $29 million, $0 million, and $0 million, respectively. There were 1, 0, and 1 restructured corporate bonds for which an impairment was recognized during 2021, 2020 and 2019, respectively. The Company accrues interest income on impaired securities to the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2021	2020	2019

(in millions)
Proceeds	$15,525	$16,955	$12,389
Realized gross gains	153	625	356
Realized gross losses	(218)	(67)	(50)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2021 and 2020.

Affiliate Transactions

In 2021, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $70 million and fair value of $72 million. The Company recognized $2 million in pre-tax realized gains before transfer to the IMR.

In 2021, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $256 million and fair value of $263 million. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

In 2021, the Company sold certain bonds to an affiliate, John Hancock Funding Company LLC, (“JHFLLC”). These bonds had a book value of $18 million and fair value of $33 million. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2021, the Company sold certain bonds to an affiliate, Manulife Reinsurance Bermuda Limited, (“MRBL”). These bonds had a book value of $97 million and fair value of $96 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $214 million.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $299 million.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHFLLC, for $17 million.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), for $243 million.

In 2020, the Company sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $178 million and fair value of $206 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

In 2020, the Company sold certain bonds to an affiliate, JHFLLC. These bonds had a book value of $99 million and fair value of $98 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $304 million.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $76 million.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $65 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In 2019, the company seeded certain bonds to an affiliate, JHFLLC. These bonds had a book value of $63 million and fair value of $62 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $893 million and fair value of $943 million. The Company recognized $50 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $82 million and fair value of $93 million. The Company recognized $11 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $121 million and fair value of $130 million. The Company recognized $9 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $123 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $98 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $1,088 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, Manulife Reinsurance Bermuda Ltd (“MRBL”), for $109 million in lieu of a reinsurance cash settlement.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $27 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHFLLC, for $3 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

(in millions)
December 31, 2021:
Preferred stocks:
Nonaffiliated	$20	$11	$-	$31
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	724	560	(23)	1,261
Affiliates*	1,589	1,597	-	3,186

Total stocks	$2,333	$2,168	$(23)	$4,478

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

(in millions)
December 31, 2020:
Preferred stocks:
Nonaffiliated	$29	$7	$-	$36
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	698	399	(15)	1,082
Affiliates*	1,589	1,290	-	2,879

Total stocks	$2,316	$1,696	$(15)	$3,997

*Affiliates - fair value represents the carrying value

At December 31, 2021 and 2020, there were 53 and 73 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $10 million and $3 million at December 31, 2021 and 2020, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2021, 2020 and 2019, realized capital losses include $2 million, $18 million, and $7 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 25, 144, and 132 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Mortgage Loans on Real Estate

At December 31, 2021 and 2020, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2021:

Property Type	Carrying Value
(in millions)
Apartments	$3,256
Industrial	836
Office buildings	2,720
Retail	3,013
Agricultural	-
Agribusiness	188
Mixed use	6
Other	1,417
Allowance	(6)

Total mortgage loans on real estate	$11,430

December 31, 2020:

Property Type	Carrying Value
(in millions)
Apartments	$2,904
Industrial	838
Office buildings	2,855
Retail	3,165
Agricultural	-
Agribusiness	140
Mixed use	7
Other	1,668
Allowance	(4)

Total mortgage loans on real estate	$11,573

Geographic Concentration	Carrying Value
(in millions)
East North Central	$1,146
East South Central	182
Middle Atlantic	1,980
Mountain	755
New England	613
Pacific	3,590
South Atlantic	2,050
West North Central	335
West South Central	781
Canada / Other	4
Allowance	(6)

Total mortgage loans on real estate	$11,430

Geographic Concentration	Carrying Value
(in millions)
East North Central	$1,358
East South Central	234
Middle Atlantic	1,861
Mountain	630
New England	610
Pacific	3,696
South Atlantic	2,119
West North Central	319
West South Central	743
Canada / Other	7
Allowance	(4)

Total mortgage loans on real estate	$11,573

At December 31, 2021, the aggregate mortgages outstanding to any one borrower do not exceed $462 million.

During 2021, the respective maximum and minimum lending rates for mortgage loans issued were 3.30% and 3.30% for agricultural loans and 5.89% and 2.18% for commercial loans. The Company issued no purchase money mortgages in 2021 and 2020. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2021, 2020 and 2019, respectively. The average recorded investment in impaired loans was $29 million, $10 million, and $39 million at December 31, 2021, 2020 and 2019, respectively. The Company recognized $0 million, $1 million, and $3 million of interest income during the period the loans were impaired for the years ended December 31, 2021, 2020 and 2019, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total

(in millions)
December 31, 2021:
Recorded Investment
Current	$281	$-	$10,988	$167	$11,436
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

December 31, 2020:
Recorded Investment
Current	$239	$-	$11,171	$167	$11,577
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2021 and 2020. The Company was not a participant or co-lender in a mortgage loan agreement in 2021 and 2020.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,

	2021	2020

(in millions)
AAA	$319	$305
AA	2,896	2,975
A	5,202	5,137
BBB	2,710	2,536
BB	275	609
B and lower and unrated	28	11

Total	$11,430	$11,573

Affiliate Transactions

In 2019, the Company sold certain mortgages to an affiliate, John Hancock GA Mortgage Trust (“JHGMT”). These mortgages had a book value of $785 million and fair value of $800 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain mortgages from an affiliate, Hancock Mortgage REIT Inc., (“HMREIT”), for $119 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,

	2021	2020

(in millions)
Properties occupied by the company	$198	$195
Properties held for the production of income	5,257	5,088
Properties held for sale	-	-
Less accumulated depreciation	(1,181)	(1,074)

Total	$4,274	$4,209

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2021, 2020 and 2019, respectively.

On December 3, 2020, the Company sold real estate previously classified as properties occupied by the Company. The real estate property had a book value of $13 million and fair value of $177 million which resulted in pre-tax realized gains to operations of $164 million.

Affiliate Transactions

On June 30, 2020, the Company committed to invest $100 million into Hancock U.S Real Estate Fund, L.P. (“HUSREF”). The Company funded $40 million and $60 million of the commitment during the years ended December 31, 2021 and 2020, respectively. The commitment is fully funded with no additional capital required.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2021 and 2020.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $31 million, $21 million, and $97 million of impairments on partnerships and LLCs during the years ended December 31, 2021, 2020 and 2019, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2021, the Company acquired at fair value, other invested assets from an affiliate, JHFLLC, for $47 million.

In 2020, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $55 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In 2019, Manulife Private Capital and Manulife Investment Management Private Markets launched a closed-end pooled fund that offers third-party investors the opportunity to invest alongside JHUSA’s and MLI’s general account and/or their affiliates (collectively the “General Account”) in private equity funds and private equity co-investments in the US and in Canada. The fund was seeded with a pool of private equity fund investments and direct private equity co-investments from the Company. The assets sold by the Company, to seed the fund, had a book value of $451 million and fair value of $459 million which resulted in a gain to operations of $8 million.

In 2019, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $35 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2021 or 2020.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (“LTV”), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2021 and 2020, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2021 and 2020.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2021 or 2020.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2021	2020	2019

(in millions)
Income:
Bonds	$2,171	$2,135	$2,117
Preferred stocks	-	-	-
Common stocks	15	17	125
Mortgage loans on real estate	540	566	569
Real estate	459	461	432
Policy loans	170	177	188
Cash, cash equivalents and short-term investments	7	20	45
Other invested assets	1,032	783	920
Derivatives	655	493	519
Other income	(12)	7	-

Total investment income	5,037	4,659	4,915

Expenses
Investment expenses	(365)	(372)	(331)
Investment taxes, licenses and fees, excluding federal income taxes	(54)	(55)	(51)
Investment interest expense	(41)	(44)	(42)
Depreciation on real estate and other invested assets	(107)	(93)	(85)

Total investment expenses	(567)	(564)	(509)

Net investment income	$4,470	$4,095	$4,406

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2021	2020	2019

(in millions)
Realized capital gains (losses)	$916	$3,010	$735
Less amount transferred to the IMR (net of related tax benefit (expense) of $87 in 2021, $(174) in 2020, and $(89) in 2019)	(328)	653	336

Realized capital gains (losses) before tax	1,244	2,357	399
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	201	291	201

Net realized capital gains (losses)	$1,043	$2,066	$198

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes and are both OTC bilateral and Cleared OTC. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts.    Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2021

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,003	$-	$-	$152	$148
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	4,258	-	-	332	230
	Foreign currency swaps	319	26	-	38	-
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	3,914	-	-	294	77
	Equity total return swaps	46	-	-	4	-

Total Derivatives in Effective Hedge Accounting Relationships		$9,540	$26	$-	$820	$455

Other Hedging Relationships
	Interest rate swaps	$122,686	$10,409	$7,947	$10,409	$7,947
	Interest rate treasury locks	11,051	1,267	177	1,267	177
	Interest rate options	6,427	334	-	334	-
	Interest rate futures	7,718	-	-	-	-
	Foreign currency swaps	1,409	374	302	374	302
	Foreign currency forwards	1,509	3	17	3	17
	Foreign currency futures	654	-	-	-	-
	Equity total return swaps	165	23	-	23	-
	Equity index options	7,843	700	1	700	1
	Equity index futures	4,906	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$164,368	$13,110	$8,444	$13,110	$8,444

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$-	$-	$398	$15
	Treasury locks	5	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$4,281	$-	$-	$398	$15

Total Derivatives		$178,189	$13,136	$8,444	$14,328	$8,914

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		December 31, 2020

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$ 1,359	$ –	$–	$287	$195
	Foreign currency swaps	–	–	–	–	–
Cash flow hedges	Interest rate swaps	5,217	–	–	766	367
	Foreign currency swaps	321	27	–	38	1
	Foreign currency forwards	–	–	–	–	–
	Interest rate treasury locks	3,310	–	–	457	49
	Equity total return swaps	41	–	–	3	–

Total Derivatives in Effective Hedge Accounting Relationships		$ 10,248	$ 27	$–	$1,551	$612

Other Hedging Relationships
	Interest rate swaps	$128,049	$16,628	$12,731	$16,628	$12,731
	Interest rate treasury locks	12,270	2,120	168	2,120	168
	Interest rate options	7,512	479	–	479	–
	Interest rate futures	10,281	–	–	–	–
	Foreign currency swaps	1,413	441	376	441	376
	Foreign currency forwards	655	31	10	31	10
	Foreign currency futures	835	–	–	–	–
	Equity total return swaps	374	15	17	15	17
	Equity index options	6,168	456	1	456	1
	Equity index futures	4,723	–	–	–	–
	Credit default swaps	–	–	–	–	–

Total Derivatives in Other Hedging Relationships		$172,280	$20,170	$13,303	$20,170	$13,303

Replication Synthetic Asset Transactions
	Interest rate swaps	$ 4,276	$ –	$–	$762	$–
	Treasury locks	–	–	–	–	–

Total Derivatives in Replication Synthetic Asset Transactions		$ 4,276	$ –	$–	$762	$–

Total Derivatives		$186,804	$20,197	$13,303	$22,483	$13,915

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2021, 2020 and 2019, respectively, the Company recorded unrealized gains (losses) of $283 million, $376 million, and $278 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the year ended December 31, 2021, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 25 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges) or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity futures and interest rate swaps, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2021, 2020 and 2019 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,

	2021	2020	2019

(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(878)	$19	$(171)
Interest rate treasury locks	(861)	836	916
Interest rate options	(101)	204	89
Interest rate futures	80	92	(379)
Foreign currency swaps	6	7	18
Foreign currency forwards	(37)	16	(2)
Foreign currency futures	5	(3)	5
Equity total return swaps	11	(4)	(15)
Equity index options	218	122	177
Equity index futures	(18)	(48)	(169)
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$(1,575)	$1,241	$469

Net realized capital gain (loss):
Interest rate swaps	$1,441	$19	$11
Interest rate treasury locks	94	1,240	428
Interest rate options	(19)	(3)	(17)
Interest rate futures	(677)	723	873
Foreign currency swaps	1	4	6
Foreign currency forwards	53	(17)	21
Foreign currency futures	43	(40)	18
Equity total return swaps	(18)	6	(17)
Equity index options	220	76	(1)
Equity index futures	(957)	(238)	(944)
Credit default swaps	-	-	1

Total net realized capital gain (loss)	$181	$1,770	$379

Total gain (loss) from derivatives in other hedging relationships	$(1,394)	$3,011	$848

The table above does not include unrealized gains (losses) of $14 million, ($2) million, $17 million and realized gains (losses) of ($3) million, $0 million and $6 million for the years ended December 31, 2021, 2020 and 2019, respectively.    These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of ($351) million, $144 million, and $36 million (including ($421) million, $31 million, and $23 million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2021, 2020 and 2019, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The Company had no CDS protection sold at December 31, 2021, and 2020.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company held no purchased credit protection at December 31, 2021 and 2020. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 0 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2021 and 2020, the Company accepted collateral consisting of cash of $1,361 million and $2,096 million, and various securities with a fair value of $4,449 million and $7,166 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2022	$ 181
2023	-
2024	-
2025	-
Thereafter	-

Total Future Settled Premiums	$ 181

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums

(in millions)
Prior Year	$143	$92	$235
Current Year	$181	$111	$292

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which is recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2021 and 2020, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $298 million and $367 million, respectively.

The Company has entered into equity total return swap agreements with MLI which is recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2021 and 2020, the equity total return swap agreements with MLI had a fair value of $25 million and $10 million.

The Company has entered into a foreign currency forward agreement with John Hancock Funding Company, LLC (“JHF LLC”), which is recorded at fair value. JHF LLC utilizes the foreign currency forward to hedge currency exposure on a non-functional currency asset. The Company has also entered into a foreign currency forward with an external counterparty, which offsets the foreign currency forward agreement with JHF LLC. As of December 31, 2021 and 2020, the foreign currency forwards with JHF LLC and the external counterparty had offsetting fair values of $1 million and $2 million.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

●

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets and liabilities.

●	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

●

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

●

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

●

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2021

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	7	7	-	-	7	-

Total preferred stocks	7	7	-	-	7	-
Common stocks:
Industrial and misc	1,261	1,261	1,177	-	84	-

Total common stocks	1,261	1,261	1,177	-	84	-
Derivatives:
Interest rate swaps	10,409	10,409	-	10,409	-	-
Interest rate treasury locks	1,267	1,267	-	120	1,147	-
Interest rate options	334	334	-	60	274	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	374	374	-	374	-	-
Foreign currency forwards	3	3	-	3	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	23	23	-	-	23	-
Equity index options	700	700	-	700	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	13,110	13,110	-	11,666	1,444	-
Assets held in separate accounts	161,855	161,855	157,498	2,537	1,820	-

Total assets	$176,233	$176,233	$158,675	$14,203	$3,355	$-

Liabilities:
Derivatives:
Interest rate swaps	$7,947	$7,947	$-	$7,947	$-	$-
Interest rate treasury locks	177	177	-	11	166	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	302	302	-	302	-	-
Foreign currency forwards	17	17	-	17	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	1	1	-	1	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	8,444	8,444	-	8,278	166	-
Liabilities held in separate accounts	161,855	161,855	157,498	2,537	1,820	-

Total liabilities	$170,299	$170,299	$157,498	$10,815	$1,986	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2020

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$16	$16	$-	$-	$16	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	16	16	-	-	16	-
Preferred stocks:
Industrial and misc	16	16	-	-	16	-

Total preferred stocks	16	16	-	-	16	-
Common stocks:
Industrial and misc	1,082	1,082	994	-	88	-

Total common stocks	1,082	1,082	994	-	88	-
Derivatives:
Interest rate swaps	16,628	16,628	-	16,628	-	-
Interest rate treasury locks	2,120	2,120	-	117	2,003	-
Interest rate options	479	479	-	133	346	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	441	441	-	441	-	-
Foreign currency forwards	31	31	-	31	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	15	15	-	-	15	-
Equity index options	456	456	-	456	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	20,170	20,170	-	17,806	2,364	-
Assets held in separate accounts	151,488	151,488	146,818	2,884	1,786	-

Total assets	$172,772	$172,772	$147,812	$20,690	$4,270	$-

Liabilities:
Derivatives:
Interest rate swaps	$12,731	$12,731	$-	$12,731	$-	$-
Interest rate treasury locks	168	168	-	31	137	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	376	376	-	376	-	-
Foreign currency forwards	10	10	-	10	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	17	17	-	-	17	-
Equity index options	1	1	-	1	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	13,303	13,303	-	13,149	154	-
Liabilities held in separate accounts	151,488	151,488	146,818	2,884	1,786	-

Total liabilities	$164,791	$164,791	$146,818	$16,033	$1,940	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2021

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bonds (1)	$53,270	$57,139	$77	$55,235	$1,827
Preferred stocks	24	24	-	-	24
Mortgage loans on real estate	11,430	12,548	-	-	12,548
Cash, cash equivalents and short term investments	4,136	4,136	2,088	2,048	-
Policy loans	2,737	2,737	-	2,737	-
Derivatives in effective hedge accounting and RSAT relationships	26	1,218	-	966	252

Total assets	$71,623	$77,802	$2,165	$60,986	$14,651

Liabilities:
Consumer notes	$138	$165	$-	$-	$165
Borrowed money	500	500	-	500	-
Policy reserves	1,101	1,100	-	-	1,100
Policyholders’ and beneficiaries’ funds	975	1,138	-	1,138	-
Derivatives in effective hedge accounting and RSAT relationships	-	470	-	393	77

Total liabilities	$2,714	$3,373	$-	$2,031	$1,342

	December 31, 2020

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bonds (1)	$49,178	$55,558	$283	$52,342	$2,933
Preferred stocks	20	20	-	-	20
Mortgage loans on real estate	11,573	13,400	-	-	13,400
Cash, cash equivalents and short term investments	6,620	6,620	3,957	2,663	-
Policy loans	2,765	2,765	-	2,765	-
Derivatives in effective hedge accounting and RSAT relationships	27	2,313	-	1,915	398

Total assets	$70,183	$80,676	$4,240	$59,685	$16,751

Liabilities:
Consumer notes	$138	$176	$-	$-	$176
Borrowed money	500	500	-	500	-
Policy reserves	1,205	1,210	-	-	1,210
Policyholders’ and beneficiaries’ funds	790	954	-	954	-
Derivatives in effective hedge accounting and RSAT relationships	-	612	-	563	49

Total liabilities	$2,633	$3,452	$-	$2,017	$1,435

(1)

Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,579 million and $2,491 million at December 31, 2021 and 2020, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2021, 2020 and 2019, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2021	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2021
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$16	$1	$-	$-	$-	$-	$(1)	$-	$-	$(16)	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	16	1	-	-	-	-	(1)	-	-	(16)	-
Preferred stocks:
Industrial and misc	16	(3)	-	-	4	-	(10)	-	-	-	7
Total preferred stocks	16	(3)	-	-	4	-	(10)	-	-	-	7
Common stocks:
Industrial and misc	88	5	(3)	-	1	-	(7)	-	-	-	84
Total common stocks	88	5	(3)	-	1	-	(7)	-	-	-	84
Net derivatives	2,210	132	(779)	-	-	-	-	(136)	-	(149)	1,278
Separate account assets/liabilities	1,786	135	-	-	23	-	(124)	-	-	-	1,820

Total	$4,116	$270	$(782)	$-	$28	$-	$(142)	$(136)	$-	$(165)	$3,189

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2020	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2020
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$5	$-	$-	$-	$12	$-	$(1)	$-	$-	$-	$16
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	5	-	-	-	12	-	(1)	-	-	-	16
Preferred stocks:
Industrial and misc	3	-	-	-	13	-	-	-	-	-	16
Total preferred stocks	3	-	-	-	13	-	-	-	-	-	16
Common stocks:
Industrial and misc	89	2	2	-	2	-	(7)	-	-	-	88
Total common stocks	89	2	2	-	2	-	(7)	-	-	-	88
Net derivatives	1,046	889	1,140	-	-	-	-	(889)	-	24	2,210
Separate account assets/liabilities	1,816	64	-	-	25	-	(119)	-	-	-	1,786
Total	$2,959	$955	$1,142	$-	$52	$-	$(127)	$(889)	$-	$24	$4,116

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2019	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2019
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$6	$-	$-	$-	$-	$-	$(1)	$-	$-	$-	$5
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	6	-	-	-	-	-	(1)	-	-	-	5
Preferred stocks:
Industrial and misc	3	-	-	-	-	-	-	-	-	-	3
Total preferred stocks	3	-	-	-	-	-	-	-	-	-	3
Common stocks:
Industrial and misc	111	14	(18)	-	1	-	(19)	-	-	-	89
Total common stocks	111	14	(18)	-	1	-	(19)	-	-	-	89
Net derivatives	290	425	752	-	10	-	-	(425)	-	(6)	1,046
Separate account assets/liabilities	1,804	26	-	-	35	-	(55)	-	6	-	1,816
Total	$2,214	$465	$734	$-	$46	$-	$(75)	$(425)	$6	$(6)	$2,959

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums earned
Direct	$21,413	$18,998	$20,649
Assumed	487	522	519
Ceded	(5,969)	(7,853)	(6,220)
Net	$15,931	$11,667	$14,948

Benefits to policyholders ceded	$ (15,679)	$ (14,395)	$ (15,433)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2021, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2021, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2021, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $4,215 million.

The following tables and commentary disclose the reinsurance treaty transactions considered material to the Company.

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded	$(184)	$(208)	$(233)
Premiums assumed	74	83	93
Benefits ceded	(602)	(629)	(601)
Benefits assumed	241	252	240

Other reinsurance receivable (payable)	21	(1)	-
Funds held by or deposited with reinsured companies	2,741	2,885	3,038

The John Hancock Life Insurance Company (“JHLICO”) closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreements:

	Year ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded, net	$-	$-	$(1)
Benefits ceded, net	(329)	(536)	(623)

Other reinsurance receivable	69	69	81
Other amounts payable on reinsurance	-	-	-

Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% QS of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% QS. Subsequently, the treaty increased to 100% QS effective February 29, 2016. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded, net	$-	$-	$-
Benefits ceded, net	(440)	(455)	(474)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	42	50	45
Other amounts payable on reinsurance	-	-	-

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Global Atlantic Financial Group Limited (“Global Atlantic”) Agreements:

	Year ended December 31,
	2021	2020

(in millions)
Premiums ceded, net	$-	$(2,438)
Benefits ceded, net	(29)	(8)

Funds held by or deposited with reinsured companies	-	-
Other reinsurance receivable (payable)	4	2
Other amounts payable on reinsurance	-	-

Effective July 1, 2020, the Company entered into two agreements to reinsure a block of legacy bank-owned life insurance (“BOLI”) contracts with subsidiaries of the Global Atlantic Financial Group Ltd, a subsidiary of KKR & Co. Inc. The first agreement is a monthly renewable term agreement with Global Atlantic Assurance Limited, domesticated in Bermuda, and the other agreement is a 100% coinsurance arrangement with Commonwealth Annuity & Life Insurance Company, licensed in Michigan. Under the terms of both agreements, the Company will maintain responsibility for servicing the policies. Under the coinsurance arrangement, the transaction was structured such that the Company transferred the policy liabilities of $2,101 million and related invested assets of $2,410 million. The Company incurred a pre-tax gain of $174 million net of realized capital gains, including a ceding commission received of $179 million, and an increase in statutory surplus of $138 million, net of tax, which was deferred and will be amortized over a period of approximately twenty years.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

At the beginning of 2020, the Company had a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. The Company reached a settlement agreement with the Receiver of SRUS, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America (“Hannover Life”) effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. At the end of 2020, the Company recorded an increase in pre-tax income of $30 million comprised of a cash payment and an increase in surplus of approximately $117 million related to the reversal of certain provisions previously established for the term coinsurance business novated to Hannover Life. During December 2021, the Company collected $7 million from Hannover Life as settlement for the 2020 net claims recoverable balance. As of December 31, 2021, the Company has established full provisions to offset the reserve credit and net reinsurance receivables for policies not novated to Hannover Life.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded, net	$(122)	$(138)	$(159)
Benefits ceded, net	(374)	(439)	(396)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	56	59	42
Other amounts payable on reinsurance	8	6	3
Treaty settlement received (paid)	136	171	207

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded	$(487)	$(482)	$(510)
Benefits ceded	(670)	(638)	(615)

Other reinsurance receivable	12	8	-
Other amounts payable on reinsurance	-	-	-
Funds held under coinsurance	9,145	8,628	7,771
Treaty settlement received (paid)	50	27	5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

The Company reinsures a large portion of the Long Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $9,876 million and $9,589 million at December 31, 2021 and 2020, respectively. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long term care liabilities was $9,145 million and $8,628 million at December 31, 2021 and 2020, respectively.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded	$(2,865)	$(2,797)	$(3,243)
Benefits ceded	(10,752)	(8,739)	(10,026)

Other reinsurance receivable	121	59	7
Other amounts payable on reinsurance	246	287	367
Funds withheld from unauthorized reinsurers	310	167	16
Funds held under coinsurance	24	-	81
Treaty settlement received (paid)	(315)	867	(448)

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $693 million and $780 million as a coinsurance reserve and JHUSA holds $1,305 million and $2,199 million as a modified coinsurance reserve at December 31, 2021 and 2020,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to VM-21. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $98 million and $167 million at December 31, 2021 and 2020, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions are structured such that the Company transferred policy liabilities and the increase in surplus net of tax was deferred and will be amortized over a period of approximately 20 years.

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table above includes the 2021 activity in MRBL related to universal life policies from Manulife Reinsurance Limited (“MRL”) that were novated to MRBL in 2020.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MRL:

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded	$-	$30	$(102)
Benefits ceded	-	(579)	(623)

Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	-	-	7
Funds withheld from unauthorized reinsurers	-	-	145
Treaty settlement received (paid)	-	(23)	(30)

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further universal life and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure. Effective December 31, 2020, the Company novated universal life policies from MRL to MRBL. The above table includes the 2020 activity with MRL, prior to the novation.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHLH:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded	$(29)	$(28)	$(27)
Premiums assumed	-	-	-
Benefits ceded	(24)	(26)	(24)
Benefits assumed	25	23	19

Other reinsurance receivable	-	-	1
Other amounts payable on reinsurance	6	6	4
Funds held under coinsurance	-	-	-
Treaty settlement received (paid)	(26)	(20)	(22)

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded	$(144)	$(161)	$(150)
Premiums assumed	-	-	-
Benefits ceded	(57)	(44)	(22)
Benefits assumed	-	-	-

Other reinsurance receivable	-	-	7
Other amounts payable on reinsurance	6	9	-
Funds held under coinsurance	354	276	222
Treaty settlement received (paid)	(20)	(63)	(6)

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

The Company did not commute any material ceded reinsurance in 2021.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) (“DTA”/”DTL”) are as follows:

	December 31, 2021
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,705	$69	$1,774
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,584	69	1,653
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,584	69	1,653
(f) Deferred tax liabilities	1,854	143	1,997
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(270)	$(74)	$(344)

	December 31, 2020
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,560	$87	$1,647
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,439	87	1,526
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,439	87	1,526
(f) Deferred tax liabilities	1,488	117	1,605
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(49)	$(30)	$(79)

	Change
	(7)	(8)	(9)
	(Col 1 -4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$145	$(18)	$127
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	145	(18)	127
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	145	(18)	127
(f) Deferred tax liabilities	366	26	392
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(221)	$(44)	$(265)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million and $121 million for the years ended December 31, 2021 and 2020, respectively. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not begin to expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2021
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$59	$59

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	350	-	350
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	350	-	350
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,561	-	1,561

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,234	10	1,244

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,584	$69	$1,653

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2020
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$76	$76

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	196	-	196
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	196	-	196
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,349	-	1,349

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,243	11	1,254

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,439	$87	$1,526

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$(17)	$(17)

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	154	-	154
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	154	-	154
2. Adjusted gross deferred tax assets allowed per limitation threshold.	212	-	212

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(9)	(1)	(10)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$145	$(18)	$127

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	2021	2020

(in millions)

(a) Ratio percentage used to determine recovery period and threshold limitation amount	882%	849%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$10,404	$8,997

Impact of tax planning strategies is as follows:

	December 31, 2021
	(1)	(2)

	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,584	$69
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,584	$69
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2020
	(3)	(4)

	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,439	$87
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,439	$87
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 -4)
	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$145	$(18)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$145	$(18)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 – 2)
	2021	2020	Change

(in millions)

1. Current income tax
(a) Federal	$(464)	$(64)	$ (400)
(b) Foreign	-	-	-

(c) Subtotal	(464)	(64)	(400)
(d) Federal income tax expense (benefit) on net capital gains	201	291	(90)
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(263)	$227	$ (490)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,

	(1)	(2)	(3)
			(Col 1 - 2)
	2021	2020	Change

(in millions)

2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	703	682	21
(4) Investments	98	103	(5)
(5) Deferred acquisition costs	540	473	67
(6) Policyholder dividends accrual	44	46	(2)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	75	32	43
(9) Pension accrual	26	21	5
(10) Receivables - nonadmitted	58	62	(4)
(11) Net operating loss carryforward	-	-	-
(12) Tax credit carry-forward	122	121	1
(13) Other (including items <5% of total ordinary tax assets)	39	20	19

(99) Subtotal	$1,705	$1,560	$145

(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$1,584	$1,439	$145

(e) Capital:
(1) Investments	$69	$87	$(18)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$69	$87	$(18)

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$69	$87	$(18)
(i) Admitted deferred tax assets (2(d)+2(h))	$1,653	$1,526	$127

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,595	$1,176	$419
(2) Fixed assets	22	27	(5)
(3) Deferred and uncollected premium	7	6	1
(4) Policyholder reserves	187	208	(21)
(5) Other (including items <5% of total ordinary tax liabilities)	43	71	(28)

(99) Subtotal	$1,854	$1,488	$366
(b) Capital:
(1) Investments	$143	$117	$26
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$143	$117	$26

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$1,997	$1,605	$392

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$(344)	$(79)	$(265)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The change in net deferred income taxes is comprised of the following:

	December 31,

	2021	2020	Change

(in millions)

Total deferred tax assets	$1,653	$1,526	$127
Total deferred tax liabilities	1,997	1,605	392

Net deferred tax assets (liabilities)	$(344)	$(79)	$(265)

Tax effect of unrealized gains and losses			103
Tax effect of unrealized foreign exchange gains (losses)			3
Other

Change in net deferred income taxes			$(371)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,

	2021	2020	2019

(in millions)

Ordinary provisions computed at statutory rate	$183	$67	$221
Net realized capital gains (losses) before IMR at statutory rate	168	246	87
Change in nonadmitted assets	-	-	-
Reinsurance	(14)	47	(49)
Valuation allowance	-	-	-
Tax-exempt income	(16)	(18)	(22)
Nondeductible expenses	2	3	2
Foreign tax expense gross up	5	5	6
Amortization of IMR	(31)	(87)	(32)
Tax recorded in surplus	7	(11)	(11)
Dividend received deduction	(119)	(95)	(134)
Investment in subsidiaries	(16)	(15)	(16)
Prior year adjustment	(26)	(12)	(19)
Tax credits	(22)	(21)	(27)
Change in tax reserve	(12)	1	(13)
Pension	-	-	-
Tax rate change	-	(32)	-
Other	(1)	-	-

Total	$108	$78	$(7)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Federal and foreign income taxes incurred	$(464)	$(64)	$(286)
Capital gains tax	201	291	201
Change in net deferred income taxes	371	(149)	78

Total statutory income tax expense (benefit)	$108	$78	$(7)

As of December 31, 2021, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

(in millions)

Affordable Housing Tax Credits	2007	2027	19
	2008	2028	53
	2009	2029	49

			$ 121

Foreign Tax Credits	2018	2028	-
	2019	2029	-
	2020	2030	1

			$ 1

The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $277 million and $0 million for the years 2021, 2020 and 2019 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Funding Company LLC
Manulife Investment Management Farmland Services Inc (formerly known as (“FKA”) Farmland Management Services, Inc.)	John Hancock Insurance Agency Inc.
Guide Financial, Inc.	John Hancock Leasing Corp.
Manulife Investment Management Agriculture Services Inc (FKA Hancock Farmland Services, Inc. )	John Hancock Life & Health Insurance Company
Manulife Investment Management Forest Management Inc (FKA Hancock Forest Management Inc.)	John Hancock Life Insurance Company of New York
Manulife Investment Management Timberland and Agriculture Inc (FKA Hancock Natural Resource Group Inc.)	John Hancock Realty Advisors Inc.
JH 575 Rengstorff LLC	John Hancock Realty Mgt. Inc.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife Investment Management Timberland and Agriculture GP Inc (FKA John Hancock Natural Resource Corp.)
JH Kearny Mesa 7 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 9 LLC	Manulife Reinsurance (Bermuda) Limited
JH Networking Insurance Agency Inc.	Manulife Reinsurance Limited
JH Ott LLC	Manulife Service Corporation
JH Tulare 8 LLC	MCC Asset Management Inc.
John Hancock Assignment Company	PT Timber Inc.
John Hancock Financial Corporation	JH Signature Insurance Agency, Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from / (payable to) affiliates are $27 million and $37 million at December 31, 2021 and 2020, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). The IRS completed the audit of tax years 2014-2015 with the exception of one issue that is currently in appeals. The audit of tax years 2016-2018 was completed in December 2021 with the issuance of the IRS Revenue Agent Report (“RAR”). The RAR includes two unagreed issues which the Company will appeal.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2021	2020
(in millions)
Balance at beginning of year	$72	$71
Additions based on tax positions related to the current year	-	1
Payments	-	-
Additions for tax positions of prior years	17	-
Reductions for tax positions of prior years	(21)	-
Balance at end of year	$68	$72

Included in the balances as of December 31, 2021 and 2020, are $68 million and $72 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2021 and 2020, are $0 million and $0 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million, and $0 million of interest expense / (benefit) for the years ended December 31, 2021, 2020 and 2019, respectively. The Company had approximately $4 million and $4 million accrued for interest as of December 31, 2021 and 2020, respectively. The Company did not recognize any material penalties for the years ended December 31, 2021, 2020 and 2019.

The Company filed a refund claim with the IRS for the Alternative Minimum Tax (“AMT”) credit carryforward balance that remained as of December 31, 2017. The Company is awaiting the refund and has recorded a current tax recoverable for the full amount of the refundable credit of $293 million.

On March 27, 2020, Congress signed into law the Coronavirus Aid, Relief, and Economic Security Act, (“CARES Act”) in response to the economic fallout of the COVID-19 pandemic in the United States. The CARES Act provided a 5-year carryback for net operating losses arising in tax years 2018, 2019 and 2020 to provide relief to businesses. In 2020, the Company filed a claim with the IRS to carry back 2018 net operating losses to recoup taxes paid in 2017, in lieu of carrying forward to 2019. The effect of the tax rate differential in years 2018 and 2017 (21% vs. 35%, respectively) resulted in a $(32) million benefit on the effective tax rate.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $14 million per year.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2021, 2020 and

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

2019, the Company paid ordinary dividends of $580 million, $975 million and $845 million and extraordinary dividends of $0 million, $0 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2021 and 2020, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $586 million outstanding as of December 31, 2021.    The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2021, 2020 and 2019. Total interest paid through December 31, 2021 was $913 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month London Inter-Bank Offered Rate (“LIBOR”) plus 125 basis points and is payable semi-annually. The note which was to have matured on December 14, 2021 was extended to December 14, 2026. Interest expense was $2 million, $3 million, and $5 million for the years ended December 31, 2021, 2020 and 2019, respectively. Total interest paid through December 31, 2021 was $34 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $236 million, $178 million, and $216 million, respectively, for the years ended December 31, 2021, 2020 and 2019.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $716 million, $688 million, and $744 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Other

During 2021, 2020 and 2019, respectively, the Company received dividends of $27 million, $21 million, and $22 million from John Hancock Variable Trust Advisors LLC (“JHVTA”) (formerly John Hancock Investment Management Services LLC), $76 million, $72 million, and $77 million from JHD, $0 million, $0 million, and $100 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $286 million, $217 million, and $251 million from John Hancock Subsidiaries LLC (“JHS LLC”). These dividends are included in the Company’s net investment income.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2021 and 2020, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2021, 2020 and 2019, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $602 million and $596 million at December 31, 2021 and 2020, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar- London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2021	2020
(In millions)
The Manufacturers Investment Corporation	$72	$1,262
John Hancock Financial Corporation	126	53
Manulife Reinsurance Limited	10	23
Manulife Reinsurance (Bermuda) Limited	117	185
Manulife (Michigan) Reassurance Company	9	2
John Hancock Life & Health Insurance Company	177	187
John Hancock Reassurance Company, Ltd.	88	172
John Hancock Life Insurance Company New York	309	377
John Hancock Variable Trust Advisers LLC (formerly John Hancock Investment Management Services LLC)	20	20
John Hancock Subsidiaries LLC	20	23
John Hancock Insurance Agency, Inc.	14	6
Essex Corporation	1	1
John Hancock Signature Services, Inc.	1	8
John Hancock Realty Advisors, Inc.	2	2
John Hancock Investment Management LLC (formerly John Hancock Advisers LLC)	80	82
Manulife Investment Management (US) LLC (formerly Manulife Asset Management (US) LLC)	39	33
Manulife Investment Management Private Markets (US) LLC (formerly Hancock Capital Investment Management LLC)	22	7
John Hancock Retirement Plan Services LLC	27	23
The Berkeley Financial Group, LLC	2	3
JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency, Inc.)	26	23
JH Networking Insurance Agency, Inc.	7	2
John Hancock Financial Network, Inc.	43	43
Manulife Investment Management Timberland and Agriculture, Inc.	30	19
Manulife Investment Management Forest Management, Inc.	5	4
John Hancock Personal Financial Services, LLC	4	7
John Hancock Funding Company LLC	37	10
Total	$1,288	$2,577

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

At December 31, 2021, 2020 and 2019, the Company held a common stock investment in MMRC of $417 million, $381 million and $291 million, respectively. As of December 31, 2021, 2020 and 2019, MMRC’s total admitted assets included an $861 million, $764 million, and $634 million credit-linked note, respectively. The audited statutory equity of MMRC reflects a departure from NAIC SAP as MMRC uses accounting modifications that allow MMRC to account for and treat the credit-linked note as an admitted asset. As of December 31, 2021, 2020 and 2019, without the modification the Company’s investment in MMRC would be ($444) million, ($383) million and ($344) million, respectively. If MMRC had not been permitted to include the credit linked note as an admitted asset in surplus, its risk-based capital (“RBC”) would be below the mandatory control level.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $549 million, purchase other invested assets of $2,473 million, purchase real estate of $207 million, and issue agricultural and commercial mortgages of $94 million at December 31, 2021. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 39% of these commitments expire in 2022.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases are as follows:

Non-cancelable Operating Leases
(in millions)
2022	$7
2023	3
2024	2
2025	1
2026	1
Thereafter	10

Total	$24

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

A class action against the Company in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations and certain other rider charges. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies. In May 2018, the parties agreed to the financial terms of a settlement in the amount of $91 million. On March 18, 2019, the court approved the $91 million settlement, and proceeds have been distributed.

In June 2018, a class action was initiated against the Company in the U.S. District Court for the Southern District of New York on behalf of owners of Performance Universal Life (“UL”) policies issued between 2003 and 2010 whose policies were subject to a Cost of Insurance (“COI”) increase announced in 2018. The class, as defined, now covers policies subjected to the COI increase. In addition to the class action, there are nine individual lawsuits opposing the Performance UL COI increases that also have been filed. Each of the lawsuits, except two, is brought by plaintiffs owning multiple policies and/or by entities managing them for investment purposes. Three of the non-class lawsuits are pending in New York state court; and six are pending in the U.S. District Court for the Southern District of New York. Discovery has commenced in these cases. No hearings on substantive matters have been scheduled. On January 5, 2022, the Court gave preliminary approval to a proposed settlement of the class litigation. The settlement is being implemented and a Final Fairness Hearing is scheduled for May 17, 2022. In 2021, the Company recorded an accrual for the potential settlement of the class action. The Company intends to continue to vigorously defend these matters.

On February 27, 2020, a class action lawsuit was filed against the Company and the U.S. Benefits Committee in the U.S. District Court for the District of Massachusetts (the “Court”) by former employees of the Company on behalf of all Plan

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Participants, asserting claims for alleged violations of the Employee Retirement Income Security Act of 1974 (“ERISA”) and challenging the competitiveness of the administrative and investment funds fees. On September 30, 2021, the Court granted its final approval to the agreed-upon settlement. Under the Court approved settlement, an amount of $14 million, net of administrative expenses, legal fees, and service awards, will be placed into a settlement fund for the benefit of those who have participated in the Plan and are eligible to participate in the settlement and for plaintiff’s council fees and settlement administration costs. The settlement was entered into solely for the purpose of avoiding possible future expenses, burdens, or distractions of litigation and the Company and U.S. Benefits Committee deny all claims of wrongdoing or liability against them and assert that they have always acted prudently and in the best interests of Plan Participants and beneficiaries. The Company and U.S. Benefits Committee believe that the Plan is well managed, its funds are of a high quality, it provides a generous benefit, including providing matching contributions and waiving most investment advisory fees, and the Plan has not caused any injury or damage.

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$329	$157	$1,423	$1,909	1%
At book value less current surrender charge of 5% or more	-	-	-	-	0%
At fair value	192	-	140,847	141,039	87%

Total with adjustment or at fair value	521	157	142,270	142,948	88%
At book value without adjustment (minimal or no charge or adjustment)	4,199	-	-	4,199	3%
Not subject to discretionary withdrawal	13,701	175	285	14,161	9%

Total (gross)	18,421	332	142,555	161,308	100%

Reinsurance ceded	8,889	-	-	8,889

Total (net)	$9,532	$332	$142,555	$152,419

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

	December 31, 2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$356	$241	$1,590	$2,187	2%
At book value less current surrender charge of 5% or more	1	-	-	1	0%
At fair value	144	-	132,278	132,422	86%

Total with adjustment or at fair value	501	241	133,868	134,610	88%
At book value without adjustment (minimal or no charge or adjustment)	4,376	-	-	4,376	3%
Not subject to discretionary withdrawal	14,043	199	239	14,481	9%

Total (gross)	18,920	440	134,107	153,467	100%

Reinsurance ceded	9,493	-	-	9,493

Total (net)	$9,427	$440	$134,107	$143,974

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$1	$-	$-	$1

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14.	Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2021
	Account Value	Cash Value	Reserve

A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	6,017	6,004	6,088
c. Universal Life with Secondary Guarantees	14,323	12,741	26,002
d. Indexed Universal Life	177	172	164
e. Indexed Universal Life with Secondary Guarantees	2,992	2,511	3,523
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	16,553	16,553	16,639
h. Variable Life	29	15	24
i. Variable Universal Life	3,062	3,047	2,958
j. Miscellaneous Reserves	-	-	7,328
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	3,011
b. Accidental Death Benefits	-	-	7
c. Disability - Active Lives	-	-	30
d. Disability - Disabled Lives	-	-	141
e. Miscellaneous Reserves	-	-	252

(3) Total (gross: direct + assumed)	$43,153	$41,043	$66,167
(4) Reinsurance Ceded	11,235	10,711	21,246

(5) Total (net) (3) - (4)	$31,918	$30,332	$44,921

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$2,367	$2,335	$2,366
i. Variable Universal Life	16,184	15,918	15,959
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$18,551	$18,253	$18,325
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$18,551	$18,253	$18,325

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2020

	Account Value	Cash Value	Reserve

A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$1
b. Universal Life	4,671	4,610	4,843
c. Universal Life with Secondary Guarantees	15,668	13,900	26,244
d. Indexed Universal Life	464	365	631
e. Indexed Universal Life with Secondary Guarantees	1,861	1,574	2,091
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	17,154	17,154	17,221
h. Variable Life	31	15	24
i. Variable Universal Life	3,068	3,048	2,850
j. Miscellaneous Reserves	-	-	6,624
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	3,043
b. Accidental Death Benefits	-	-	8
c. Disability - Active Lives	-	-	34
d. Disability - Disabled Lives	-	-	149
e. Miscellaneous Reserves	-	-	285

(3) Total (gross: direct + assumed)	$42,917	$40,666	$64,048
(4) Reinsurance Ceded	11,657	11,148	20,837

(5) Total (net) (3) - (4)	$31,260	$29,518	$43,211

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$2,119	$2,091	$2,118
i. Variable Universal Life	14,302	14,044	14,093
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$16,421	$16,135	$16,211
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$16,421	$16,135	$16,211

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
(in millions)	2021	2020	2021	2020

Group Annuity Contracts (401K)	$111,384	$102,008	$-	$-
Variable and Fixed Annuities	28,057	28,882	18	20
Life Insurance	18,807	16,710	-	-
Fixed Products - Institutional and stable value fund	1,872	2,067	-	-
Fixed Products - Retail	35	29	168	285
Investments - Funds	1,514	1,487	-	-

Total	$161,669	$151,183	$186	$305

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2021	$164	$51
2020	$177	$61
2019	$196	$67
2018	$210	$54
2017	$220	$62

The Company had the following variable annuities with guaranteed benefits:

	December 31,

	2021	2020

(in millions, except for ages)
Account value	$28,162	$29,088
Amount of reserve held	1,733	2,873
Net amount at risk - gross	3,857	4,757
Weighted average attained age	70	70

The following assumptions and methodology were used to determine the amounts above at December 31, 2021 and 2020:

•	VM-21 is used in both years to determine the aggregate reserve for products falling under the scope.

•	The prescribed Economic Scenario Generator (“ESG”) is used for VM-21 in both years, so there are no calibration criteria requirements.

•

In 2021 and 2020, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2021 and 2020, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the applicable swap curve at December 31 is used for discounting in both years.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2021	2020

(in millions)
Type of Fund
Equity	$28,328	$26,756
Balanced	8,142	8,257
Bonds	5,297	5,588
Money Market	414	483

Total	$42,181	$41,084

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2021			2020

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

(in millions)
Premiums, deposits and other considerations	$-	$15,562	$15,562	$-	$13,370	$13,370

Reserves for accounts with assets at:
Fair value	332	160,880	161,212	440	150,318	150,758
Amortized cost	-	-	-	-	-	-

Total	$332	$160,880	$161,212	$440	$150,318	$150,758

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,
	2021			2020

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$157	$1,423	$1,580	$241	$1,590	$1,831
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,078	1,078	-	1,118	1,118
At fair value	-	156,333	156,333	-	145,636	145,636
At book value without fair value adjustments and with current surrender charge of less than 5%	-	1,761	1,761	-	1,735	1,735

Subtotal	157	160,595	160,752	241	150,079	150,320
Not subject to discretionary withdrawal	175	285	460	199	239	438

Total	$332	$160,880	$161,212	$440	$150,318	$150,758

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2021	2020	2019

(in millions)
Transfers to separate accounts	$16,883	$18,902	$16,277
Transfers from separate accounts	24,937	25,329	23,327

Net transfers to (from) separate accounts	$(8,054)	$(6,427)	$(7,050)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

16. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $29 million, $32 million, and $30 million in 2021, 2020 and 2019, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2021, 2020 and 2019, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $297 million and $333 million at December 31, 2021 and 2020, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2021, 2020 and 2019, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2021 and 2020 was $169 million and $147 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2021 and 2020 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2021, 2020 and 2019, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

17. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2021, the Company, JHF LLC, The Manufacturers Life Insurance Company (“MLI”) and Manulife Financial Asia Limited (“MFAL”) share in a loan facility established by Manulife Reinsurance (Bermuda) Limited (“MRBL”) totaling $1 billion, which will expire October 5, 2026. MRBL will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the loan facility agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2021, the Company had no outstanding borrowings under the agreement.

At December 31, 2021, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2023. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2021, the Company had no outstanding borrowings under the agreement.

At December 31, 2021, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2023. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2021. At December 31, 2021, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2021, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which was set to expire February 15, 2022. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2021, the Company had $115 million in outstanding loans to JHS LLC under the agreement with a fair value of $115 million. This loan replaced a senior note receivable for $30 million issued by JHS LLC during 2016, and additional advances of $25 million on February 15, 2017 and $60 million on May 21, 2018. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loans was $2 million and $3 million for the years ended December 31, 2021 and 2020.

Pursuant to a revolving promissory note dated November 2, 2020, the Company entered into a line of credit agreement with John Hancock GA Senior Loan Trust (Delaware) (“SL Trust”) totaling up to $50 million. The term of the line of credit will be one year and is expected to be renewed on an annual basis. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. On December 15, 2021, the line of credit agreement was renewed, and maturity date extended for a period of one year to November 2, 2022. Following the renewal, the interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 54 basis points per annum and is payable quarterly. At December 31, 2021, the Company had $0 million outstanding borrowings under the agreement. This investment is nonadmitted in the Company’s statutory financial statements.

Effective June 30, 2020, the Company entered into a senior loan facility with The Manufacturers Life Insurance Company (“MLI”) and Manulife Financial Asia Limited (“MFAL”). The loan was to be repaid and the facility terminated on or before June 30, 2021. During 2021, the loan facility was renewed and extended to June 30, 2022. Under the terms of the agreement, the Company may loan up to $750 million to MLI and/or MFAL. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR plus 47 basis points per annum. At December 31, 2021, the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2021 and 2020 was $138 million and $138 million, respectively. Interest ranging from 4.8% to 6.0%. The notes are due in varying amounts to 2032.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Aggregate maturities of consumer notes are as follows: 2022-$13 million; 2023-$33 million; 2024-$33 million; 2025-$0 million; 2026-$0 million; and thereafter $92 million.

Interest expense on consumer notes, included in benefits to policyholders, was $6 million, $8 million, and $4 million in 2021, 2020 and 2019, respectively. Interest paid amounted to $8 million, $8 million, and $6 million in 2021, 2020 and 2019, respectively.

Affiliated Debt: Pursuant to a senior note receivable dated December 9, 2014, the Company had $40 million outstanding with JHS LLC as of December 31, 2016. During 2017, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $25 million with a fair value of $25 million as of December 31, 2017. During 2018, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $10 million with a fair value of $10 million as of December 31, 2018. The senior note was fully repaid on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $0 million, $0 million, and $0 million for the years ended December 31, 2021, 2020 and 2019, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2021

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	5	5	-
(c) Activity stock	18	18	-
(d) Excess stock	-	-	-
(e) Aggregate total	$23	$23	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$500

	December 31, 2020

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	21	21	-
(c) Activity stock	2	2	-
(d) Excess stock	-	-	-
(e) Aggregate total	$23	$23	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$500

FHLBI membership stock of $5 million and $21 million was classified as not eligible for redemption for the years ended December 31, 2021 and 2020, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the collateral pledged to the FHLBI at the end of the year:

	December 31, 2021

(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing

(a) General account	$2,278	$2,031	$500
(b) Separate account	-	-	-

(c) Total collateral pledged	$2,278	$2,031	$500

	December 31, 2020
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing

(a) General account	$2,575	$2,191	$500
(b) Separate account	-	-	-

(c) Total collateral pledged	$2,575	$2,191	$500

The following table indicates the maximum collateral pledged to the FHLBI during the year:

	December 31, 2021
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(a) General account	$2,460	$2,159	$500
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$2,460	$2,159	$500

	December 31, 2020
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(a) General account	$2,701	$2,326	$500
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$2,701	$2,326	$500

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table represents the aggregate amount of borrowing from FHLBI at the end of the year:

	December 31, 2021

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$500	$500	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$500	$500	$-	$-

	December 31, 2020

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$500	$500	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$500	$500	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2021 was $500 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

18. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	December 31,
	2021	2020

(in millions)
Assets:
Bonds	$1,594	$1,837
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	407	391
Real estate	639	640
Cash, cash equivalents and short-term investments	20	12
Policy loans	1,636	1,654
Other invested assets	614	655

Total cash and invested assets	4,910	5,189
Investment income due and accrued	100	99
Premiums due	3	4
Net deferred tax asset	35	36
Other reinsurance receivable	239	25
Other closed block assets	1	2

Total closed block assets	$5,288	$5,355

Obligations:
Policy reserves	4,079	5,040
Policyholders’ and beneficiaries’ funds	53	54
Dividends payable to policyholders	251	274
Policy benefits in process of payment	125	173
Other policy obligations	2	-
Current federal income taxes payable	332	-
Other closed block obligations	195	194

Total closed block obligations	$5,037	$5,735

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

19. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2021 financial statements through March 30, 2022, the date the financial statements were issued.

On November 15, 2021, the Company entered into a Principal Transaction Agreement with Venerable Holdings, Inc. (“Venerable”) to reinsure a block of legacy U.S. variable annuity (“VA”) policies. Under the terms of the agreement the Company will retain responsibility for the maintenance of the policies with no intended impact to VA policyholders. The transaction was structured as coinsurance for the general fund liabilities and modified coinsurance for the separate account liabilities. The Company transferred policy liabilities of $1,709 million and cash paid of $997 million. The Company recorded a pre-tax gain of $711 million and an increase of $562 million to statutory surplus. The transaction was effective on February 1, 2022.

In conjunction with the Venerable agreement, the existing modified coinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force was partially recaptured. The partial recapture resulted in a pre-tax loss of $233 million, including a recapture fee and a decrease to surplus of $201 million, net of tax. The partial recapture was necessary to complete the Venerable agreement because the recaptured policies are the same policies at risk under the Venerable agreement and was effective on February 1, 2022.

Effective December 31, 2021, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which would have expired February 15, 2022. The line of credit agreement was extended to February 15, 2032.

A U D I T E D   F I N A N C I A L   S T A T E M E N T S

John Hancock Life Insurance Company (U.S.A.) Separate Account H

December 31, 2021

1 of 77

John Hancock Life Insurance Company (U.S.A.)

Separate Account H

Audited Financial Statements

December 31, 2021

2 of 77

Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Separate Account”) as of December 31, 2021, and the related statements of operations and changes in contract owners’ equity for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, and the results of its operations and changes in contract owners’ equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1996.

Boston, Massachusetts

March 30, 2022

3 of 77

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A.) Separate Account H

500 Index Fund Series I	Health Sciences Trust Series II

500 Index Fund Series II	High Yield Trust Series I

500 Index Fund Series NAV	High Yield Trust Series II

Active Bond Trust Series I	International Equity Index Series I

Active Bond Trust Series II	International Equity Index Series II

American Asset Allocation Trust Series I	International Equity Index Series NAV

American Asset Allocation Trust Series II	International Small Company Trust Series I

American Asset Allocation Trust Series III	International Small Company Trust Series II

American Global Growth Trust Series II	Investment Quality Bond Trust Series I

American Global Growth Trust Series III	Investment Quality Bond Trust Series II

American Growth Trust Series II	Lifestyle Balanced Portfolio Series I

American Growth Trust Series III	Lifestyle Balanced Portfolio Series II

American Growth-Income Trust Series I	Lifestyle Conservative Portfolio Series I

American Growth-Income Trust Series II	Lifestyle Conservative Portfolio Series II

American Growth-Income Trust Series III	Lifestyle Growth Portfolio Series I

American International Trust Series II	Lifestyle Growth Portfolio Series II

American International Trust Series III	Lifestyle Growth Portfolio Series NAV

Basic Value Focus	Lifestyle Moderate Portfolio Series I

Blue Chip Growth Trust Series I	Lifestyle Moderate Portfolio Series II

Blue Chip Growth Trust Series II	Managed Volatility Balanced Portfolio Series I

Capital Appreciation Trust Series I	Managed Volatility Balanced Portfolio Series II

Capital Appreciation Trust Series II	Managed Volatility Conservative Portfolio Series I

Capital Appreciation Value Trust Series II	Managed Volatility Conservative Portfolio Series II

Core Bond Trust Series I	Managed Volatility Growth Portfolio Series I

Core Bond Trust Series II	Managed Volatility Growth Portfolio Series II

Disciplined Value International Trust Series I	Managed Volatility Growth Portfolio Series NAV

Disciplined Value International Trust Series II	Managed Volatility Moderate Portfolio Series I

DWS Equity 500 Index	Managed Volatility Moderate Portfolio Series II

Emerging Markets Value Trust Series II	Mid Cap Growth Trust Series I

Emerging Markets Value Trust Series NAV	Mid Cap Growth Trust Series II

Equity Income Trust Series I	Mid Cap Index Trust Series I

Equity Income Trust Series II	Mid Cap Index Trust Series II

Financial Industries Trust Series I	Mid Value Trust Series I

Financial Industries Trust Series II	Mid Value Trust Series II

Fundamental All Cap Core Trust Series II	Money Market Trust Series I

Fundamental Large Cap Value Trust Series I	Money Market Trust Series II

Fundamental Large Cap Value Trust Series II	Money Market Trust Series NAV

Global Allocation	Opportunistic Fixed Income Trust Series I

Global Equity Trust Series I	Opportunistic Fixed Income Trust Series II

Global Equity Trust Series II	PIMCO All Asset

Health Sciences Trust Series I	Real Estate Securities Trust Series I

4 of 77

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A.) Separate Account H

Real Estate Securities Trust Series II	Small Cap Value Trust Series I

Science & Technology Trust Series I	Small Cap Value Trust Series II

Science & Technology Trust Series II	Small Company Value Trust Series I

Select Bond Trust Series I	Small Company Value Trust Series II

Select Bond Trust Series II	Strategic Income Opportunities Trust Series I

Short Term Government Income Trust Series I	Strategic Income Opportunities Trust Series II

Short Term Government Income Trust Series II	Total Bond Market Series Trust NAV

Small Cap Index Trust Series I	Total Bond Market Trust Series II

Small Cap Index Trust Series II	Total Stock Market Index Trust Series I

Small Cap Opportunities Trust Series I	Total Stock Market Index Trust Series II

Small Cap Opportunities Trust Series II	Ultra Short Term Bond Trust Series I

Small Cap Stock Trust Series I	Ultra Short Term Bond Trust Series II

Small Cap Stock Trust Series II	Value Opportunities

5 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	500 Index Fund Series I	500 Index Fund Series II	500 Index Fund Series NAV	Active Bond Trust Series I	Active Bond Trust Series II	American Asset Allocation Trust Series I

Total Assets

Investments at fair value	$174,547,437	$76,883,448	$206,967,508	$22,965,999	$123,998,478	$119,879,040

Units outstanding	4,041,851	1,921,120	4,632,903	1,043,432	6,003,157	4,219,063

Unit value	$43.19	$40.02	$44.67	$22.01	$20.66	$28.41

Shares	3,328,517	1,466,122	3,947,502	2,345,863	12,640,008	9,144,092

Cost	$103,260,047	$52,577,708	$107,275,505	$23,017,103	$124,683,256	$117,989,698

See accompanying notes.

6 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	American Asset Allocation Trust Series II	American Asset Allocation Trust Series III	American Global Growth Trust Series II	American Global Growth Trust Series III	American Growth Trust Series II	American Growth Trust Series III

Total Assets

Investments at fair value	$855,187,320	$127,779,150	$158,586,179	$33,062,329	$639,183,275	$105,964,306

Units outstanding	31,404,030	3,770,776	4,197,672	721,155	7,668,399	1,673,881

Unit value	$27.23	$33.89	$37.78	$45.85	$83.35	$63.30

Shares	65,231,680	9,739,264	7,372,672	1,522,908	24,377,699	4,016,843

Cost	$839,739,154	$125,033,703	$115,243,667	$23,260,939	$450,060,348	$74,040,247

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	American Growth- Income Trust Series I	American Growth- Income Trust Series II	American Growth- Income Trust Series III	American International Trust Series II	American International Trust Series III	Basic Value Focus

Total Assets

Investments at fair value	$117,446,985	$448,547,513	$215,228,765	$253,255,380	$35,681,519	$3,863,801

Units outstanding	2,018,085	8,633,314	4,833,774	7,549,374	1,725,924	63,125

Unit value	$58.20	$51.96	$44.53	$33.55	$20.67	$61.21

Shares	6,331,374	24,311,518	11,621,424	12,329,863	1,742,262	277,373

Cost	$103,319,657	$385,714,998	$186,306,745	$228,082,672	$32,076,435	$3,874,874

See accompanying notes.

8 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Bond Trust Series I

Total Assets

Investments at fair value	$286,987,405	$126,314,492	$196,076,446	$75,300,181	$270,929,508	$55,323,254

Units outstanding	2,684,861	1,754,336	3,675,920	998,568	7,336,683	2,999,206

Unit value	$106.89	$72.00	$53.34	$75.41	$36.93	$18.45

Shares	7,008,239	3,252,175	26,213,429	11,990,475	19,393,666	4,223,149

Cost	$236,688,558	$112,235,235	$151,405,547	$64,316,925	$233,198,392	$56,744,281

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Core Bond Trust Series II	Disciplined Value International Trust Series I	Disciplined Value International Trust Series II	DWS Equity 500 Index	Emerging Markets Value Trust Series II	Emerging Markets Value Trust Series NAV

Total Assets

Investments at fair value	$60,036,240	$48,475,552	$40,418,449	$14,266,593	$29,399,707	$1,234,303

Units outstanding	3,414,073	2,087,362	1,650,602	199,716	2,193,258	89,395

Unit value	$17.58	$23.22	$24.49	$71.43	$13.40	$13.81

Shares	4,589,927	3,371,040	2,812,696	471,935	2,797,308	117,665

Cost	$61,713,951	$42,640,811	$35,397,587	$8,883,457	$27,130,973	$1,157,645

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Equity Income Trust Series I	Equity Income Trust Series II	Financial Industries Trust Series I	Financial Industries Trust Series II	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I

Total Assets

Investments at fair value	$173,872,633	$111,261,338	$9,261,196	$15,199,619	$54,490,356	$212,867,857

Units outstanding	2,410,802	2,949,538	265,504	426,541	750,512	4,755,319

Unit value	$72.12	$37.72	$34.88	$35.63	$72.60	$44.76

Shares	10,455,360	6,734,948	565,397	937,669	1,503,597	7,363,122

Cost	$157,618,406	$99,995,998	$7,813,589	$12,705,573	$34,980,064	$144,167,802

See accompanying notes.

11 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Fundamental Large Cap Value Trust Series II	Global Allocation	Global Equity Trust Series I (a)	Global Equity Trust Series II (b)	Health Sciences Trust Series I	Health Sciences Trust Series II

Total Assets

Investments at fair value	$152,418,113	$270,216	$257,002,371	$24,129,872	$54,183,570	$65,317,587

Units outstanding	3,802,091	9,603	9,406,361	894,360	454,611	569,976

Unit value	$40.09	$28.14	$27.32	$26.98	$119.19	$114.60

Shares	5,230,546	15,258	10,142,161	958,676	1,731,658	2,352,939

Cost	$107,001,294	$256,751	$193,093,591	$18,580,501	$45,330,478	$57,740,963

	(a) Renamed on April 1, 2021. Previously known as Global Trust Series I. (b) Renamed on April 1, 2021. Previously known as Global Trust Series II.

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	High Yield Trust Series I	High Yield Trust Series II	International Equity Index Series I	International Equity Index Series II	International Equity Index Series NAV	International Small Company Trust Series I

Total Assets

Investments at fair value	$51,010,275	$44,647,761	$17,386,791	$19,154,423	$10,218,504	$17,488,998

Units outstanding	2,422,528	1,693,322	880,578	1,002,059	656,304	673,180

Unit value	$21.06	$26.37	$19.74	$19.12	$15.57	$25.98

Shares	9,624,580	8,192,250	858,607	944,964	504,867	1,087,624

Cost	$50,721,004	$44,120,785	$15,365,343	$17,006,026	$8,099,806	$14,061,284

See accompanying notes.

13 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	International Small Company Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Lifestyle Balanced Portfolio Series I	Lifestyle Balanced Portfolio Series II	Lifestyle Conservative Portfolio Series I

Total Assets

Investments at fair value	$10,693,970	$116,289,743	$58,173,826	$33,904,006	$674,475,479	$15,286,849

Units outstanding	431,715	5,288,221	2,917,246	1,683,400	32,149,573	905,420

Unit value	$24.77	$21.99	$19.94	$20.14	$20.98	$16.88

Shares	666,291	10,112,152	5,054,199	2,019,298	40,099,612	1,084,174

Cost	$9,033,227	$115,625,796	$58,134,817	$31,347,141	$613,604,425	$15,385,110

See accompanying notes.

14 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Lifestyle Conservative Portfolio Series II	Lifestyle Growth Portfolio Series I	Lifestyle Growth Portfolio Series II	Lifestyle Growth Portfolio Series NAV	Lifestyle Moderate Portfolio Series I	Lifestyle Moderate Portfolio Series II

Total Assets

Investments at fair value	$144,765,199	$231,438,410	$4,909,853,732	$6,656,880	$13,212,566	$203,047,084

Units outstanding	8,495,296	10,080,314	212,025,754	346,240	695,751	10,299,526

Unit value	$17.04	$22.96	$23.16	$19.23	$18.99	$19.71

Shares	10,259,759	12,463,027	264,112,627	358,668	835,181	12,810,542

Cost	$144,980,945	$207,387,076	$4,376,930,424	$5,919,769	$12,540,746	$191,970,185

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Managed Volatility Balanced Portfolio Series I	Managed Volatility Balanced Portfolio Series II	Managed Volatility Conservative Portfolio Series I	Managed Volatility Conservative Portfolio Series II	Managed Volatility Growth Portfolio Series I	Managed Volatility Growth Portfolio Series II

Total Assets

Investments at fair value	$326,559,033	$3,824,845,752	$75,487,422	$649,036,283	$373,759,745	$5,441,686,784

Units outstanding	12,096,223	155,352,192	3,025,216	31,361,214	14,269,498	217,383,120

Unit value	$27.00	$24.62	$24.95	$20.70	$26.19	$25.03

Shares	26,166,589	308,953,615	6,474,050	56,145,007	28,144,559	411,625,324

Cost	$326,784,056	$3,785,073,703	$75,216,046	$644,676,978	$367,491,626	$5,241,895,828

See accompanying notes.

16 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Managed Volatility Growth Portfolio Series NAV	Managed Volatility Moderate Portfolio Series I	Managed Volatility Moderate Portfolio Series II	Mid Cap Growth Trust Series I (c)	Mid Cap Growth Trust Series II (d)	Mid Cap Index Trust Series I

Total Assets

Investments at fair value	$453,760	$116,587,512	$1,214,885,261	$166,543,823	$91,044,816	$86,257,405

Units outstanding	17,980	4,195,803	51,183,817	2,388,862	1,107,582	1,426,048

Unit value	$25.24	$27.79	$23.74	$69.72	$82.20	$60.49

Shares	34,117	9,707,536	102,005,480	8,385,892	5,211,495	3,465,545

Cost	$428,205	$118,586,550	$1,242,038,469	$156,662,362	$93,797,900	$73,113,202

	(c) Renamed on October 1, 2021. Previously known as Mid Cap Stock Trust Series I. (d) Renamed on October 1, 2021. Previously known as Mid Cap Stock Trust Series II.

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Mid Cap Index Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II	Money Market Trust Series NAV

Total Assets

Investments at fair value	$62,799,430	$45,068,201	$48,791,096	$17,290,143	$72,484,088	$3,857,252

Units outstanding	1,137,669	946,694	1,103,644	1,208,460	6,532,548	320,935

Unit value	$55.20	$47.61	$44.21	$14.31	$11.10	$12.02

Shares	2,539,403	3,765,096	4,072,712	17,290,143	72,484,088	3,857,252

Cost	$53,671,096	$39,569,574	$43,543,816	$17,290,143	$72,484,088	$3,857,252

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Opportunistic Fixed Income Trust Series I	Opportunistic Fixed Income Trust Series II	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II	Science & Technology Trust Series I

Total Assets

Investments at fair value	$21,069,871	$50,327,815	$6,525,600	$32,378,383	$37,591,442	$131,383,627

Units outstanding	627,808	2,361,807	251,603	373,437	599,382	1,696,317

Unit value	$33.56	$21.31	$25.94	$86.70	$62.72	$77.45

Shares	1,711,606	4,159,324	554,898	1,178,682	1,369,951	3,590,698

Cost	$21,812,713	$52,168,903	$5,858,686	$22,187,301	$27,420,384	$110,503,427

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Science & Technology Trust Series II	Select Bond Trust Series I	Select Bond Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Index Trust Series I

Total Assets

Investments at fair value	$66,102,929	$169,752,718	$358,758,645	$19,618,760	$17,767,935	$13,181,852

Units outstanding	750,767	10,658,206	24,764,187	1,615,181	1,522,744	278,605

Unit value	$88.05	$15.93	$14.49	$12.15	$11.67	$47.31

Shares	1,974,401	12,177,383	25,699,043	1,651,411	1,494,360	763,723

Cost	$62,681,797	$167,573,916	$357,027,296	$20,216,832	$18,384,025	$11,650,433

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Stock Trust Series I	Small Cap Stock Trust Series II	Small Cap Value Trust Series I

Total Assets

Investments at fair value	$30,607,505	$35,501,019	$28,177,892	$1,049,149	$31,970,201	$682,191

Units outstanding	647,341	606,739	517,149	21,720	538,135	17,776

Unit value	$47.28	$58.51	$54.49	$48.30	$59.41	$38.38

Shares	1,786,778	1,057,837	860,919	102,256	3,478,803	37,278

Cost	$26,282,831	$29,144,421	$23,351,431	$944,546	$30,774,678	$648,873

See accompanying notes.

21 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Small Cap Value Trust Series II	Small Company Value Trust Series I	Small Company Value Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Series Trust NAV

Total Assets

Investments at fair value	$24,197,322	$38,602,481	$37,401,134	$25,596,767	$29,300,950	$88,904,060

Units outstanding	624,298	592,679	739,517	999,029	1,238,631	6,183,225

Unit value	$38.76	$65.13	$50.58	$25.62	$23.66	$14.38

Shares	1,333,186	3,066,122	3,121,964	1,817,952	2,075,138	8,515,715

Cost	$21,877,726	$34,981,592	$32,930,542	$24,649,953	$28,443,372	$88,499,080

See accompanying notes.

22 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Total Bond Market Trust Series II	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series II	Value Opportunities

Total Assets

Investments at fair value	$55,825,255	$53,032,244	$45,302,926	$8,392,059	$180,830,121	$2,774,432

Units outstanding	4,190,985	1,210,312	845,020	689,736	16,166,585	23,550

Unit value	$13.32	$43.82	$53.61	$12.17	$11.19	$117.81

Shares	5,337,023	1,717,365	1,475,185	749,961	16,159,975	127,093

Cost	$57,651,707	$37,813,252	$31,018,655	$8,618,874	$184,702,356	$2,943,006

See accompanying notes.

23 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series I		500 Index Fund Series II		500 Index Fund Series NAV

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$2,131,281	$2,398,680	$801,395	$905,889	$2,710,334	$3,253,546

Expenses:

Mortality and expense risk and administrative charges	(2,356,418)	(1,948,786)	(1,123,129)	(922,752)	(2,073,739)	(1,827,602)

Net investment income (loss)	(225,137)	449,894	(321,734)	(16,863)	636,595	1,425,944

Realized gains (losses) on investments:

Capital gain distributions received	6,534,489	2,531,269	2,852,221	1,064,479	8,031,769	3,348,060

Net realized gain (loss)	10,070,981	6,278,342	5,936,951	4,662,859	24,845,924	17,719,634

Realized gains (losses)	16,605,470	8,809,611	8,789,172	5,727,338	32,877,693	21,067,694

Unrealized appreciation (depreciation) during the period	21,284,107	11,484,884	7,765,758	2,375,536	14,968,961	7,506,232

Net increase (decrease) in net assets from operations	37,664,440	20,744,389	16,233,196	8,086,011	48,483,249	29,999,870

Changes from principal transactions:

Purchase payments	215,795	229,091	78,388	49,632	70,837	123,416

Transfers between sub-accounts and the company	814,402	(3,962,282)	2,021,571	(1,560,968)	(13,890,891)	(6,098,492)

Withdrawals	(12,110,506)	(10,702,934)	(4,228,214)	(5,960,026)	(19,898,705)	(15,979,599)

Annual contract fee	(207,874)	(213,669)	(228,584)	(215,106)	(1,496,053)	(1,492,686)

Net increase (decrease) in net assets from principal transactions	(11,288,183)	(14,649,794)	(2,356,839)	(7,686,468)	(35,214,812)	(23,447,361)

Total increase (decrease) in net assets	26,376,257	6,094,595	13,876,357	399,543	13,268,437	6,552,509

Net assets at beginning of period	148,171,180	142,076,585	63,007,091	62,607,548	193,699,071	187,146,562

Net assets at end of period	$174,547,437	$148,171,180	$76,883,448	$63,007,091	$206,967,508	$193,699,071

	2021	2020	2021	2020	2021	2020

Units, beginning of period	4,338,902	4,842,937	1,952,905	2,242,750	5,503,957	6,219,636

Units issued	208,053	161,877	321,826	370,508	50,466	298,003

Units redeemed	(505,104)	(665,912)	(353,611)	(660,353)	(921,520)	(1,013,682)

Units, end of period	4,041,851	4,338,902	1,921,120	1,952,905	4,632,903	5,503,957

See accompanying notes.

24 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		American Asset Allocation Trust Series I

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$761,535	$728,372	$3,819,371	$3,446,618	$1,857,202	$1,459,913

Expenses:

Mortality and expense risk and administrative charges	(351,167)	(373,924)	(2,091,690)	(2,030,246)	(1,736,184)	(1,583,969)

Net investment income (loss)	410,368	354,448	1,727,681	1,416,372	121,018	(124,056)

Realized gains (losses) on investments:

Capital gain distributions received	360,494	-	1,926,632	-	6,395,146	12,877,534

Net realized gain (loss)	104,507	136,708	784,346	872,774	566,510	931,852

Realized gains (losses)	465,001	136,708	2,710,978	872,774	6,961,656	13,809,386

Unrealized appreciation (depreciation) during the period	(1,369,590)	1,245,353	(7,527,497)	5,488,774	7,440,140	(2,780,380)

Net increase (decrease) in net assets from operations	(494,221)	1,736,509	(3,088,838)	7,777,920	14,522,814	10,904,950

Changes from principal transactions:

Purchase payments	95,171	364,153	50,420	67,743	145,850	143,337

Transfers between sub-accounts and the company	453,884	73,189	8,433,123	13,076,266	1,637,035	1,279,848

Withdrawals	(2,017,147)	(2,569,290)	(15,107,390)	(11,165,028)	(12,254,095)	(9,509,936)

Annual contract fee	(35,107)	(37,626)	(343,195)	(369,404)	(96,054)	(102,577)

Net increase (decrease) in net assets from principal transactions	(1,503,199)	(2,169,574)	(6,967,042)	1,609,577	(10,567,264)	(8,189,328)

Total increase (decrease) in net assets	(1,997,420)	(433,065)	(10,055,880)	9,387,497	3,955,550	2,715,622

Net assets at beginning of period	24,963,419	25,396,484	134,054,358	124,666,861	115,923,490	113,207,868

Net assets at end of period	$22,965,999	$24,963,419	$123,998,478	$134,054,358	$119,879,040	$115,923,490

	2021	2020	2021	2020	2021	2020

Units, beginning of period	1,110,855	1,211,899	6,336,500	6,289,837	4,604,947	4,962,883

Units issued	97,328	154,164	767,888	1,623,062	176,671	206,306

Units redeemed	(164,751)	(255,208)	(1,101,231)	(1,576,399)	(562,555)	(564,242)

Units, end of period	1,043,432	1,110,855	6,003,157	6,336,500	4,219,063	4,604,947

See accompanying notes.

25 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series II		American Asset Allocation Trust Series III		American Global Growth Trust Series II

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$12,511,373	$10,417,847	$2,410,343	$1,991,374	$-	$95,295

Expenses:

Mortality and expense risk and administrative charges	(12,550,877)	(12,040,465)	(1,144,320)	(1,050,973)	(2,430,765)	(2,159,380)

Net investment income (loss)	(39,504)	(1,622,618)	1,266,023	940,401	(2,430,765)	(2,064,085)

Realized gains (losses) on investments:

Capital gain distributions received	46,344,274	99,014,315	6,781,191	13,813,010	9,156,800	11,756,289

Net realized gain (loss)	37,036,328	30,296,173	3,625,820	2,648,662	9,670,106	6,188,726

Realized gains (losses)	83,380,602	129,310,488	10,407,011	16,461,672	18,826,906	17,945,015

Unrealized appreciation (depreciation) during the period	24,784,494	(46,012,485)	5,171,340	(4,573,723)	5,497,553	21,476,302

Net increase (decrease) in net assets from operations	108,125,592	81,675,385	16,844,374	12,828,350	21,893,694	37,357,232

Changes from principal transactions:

Purchase payments	313,695	699,219	12,084	87,491	166,632	119,875

Transfers between sub-accounts and the company	(17,041,276)	(9,799,981)	(826,460)	(986,947)	(4,348,571)	(11,895,920)

Withdrawals	(119,397,718)	(77,792,090)	(12,454,901)	(8,694,377)	(20,363,797)	(14,422,897)

Annual contract fee	(5,547,416)	(6,051,816)	(633,672)	(655,417)	(683,852)	(740,688)

Net increase (decrease) in net assets from principal transactions	(141,672,715)	(92,944,668)	(13,902,949)	(10,249,250)	(25,229,588)	(26,939,630)

Total increase (decrease) in net assets	(33,547,123)	(11,269,283)	2,941,425	2,579,100	(3,335,894)	10,417,602

Net assets at beginning of period	888,734,443	900,003,726	124,837,725	122,258,625	161,922,073	151,504,471

Net assets at end of period	$855,187,320	$888,734,443	$127,779,150	$124,837,725	$158,586,179	$161,922,073

	2021	2020	2021	2020	2021	2020

Units, beginning of period	36,881,169	41,210,803	4,202,841	4,588,427	4,896,306	5,857,465

Units issued	808,950	345,892	11,902	7,476	221,173	264,960

Units redeemed	(6,286,089)	(4,675,526)	(443,967)	(393,062)	(919,807)	(1,226,119)

Units, end of period	31,404,030	36,881,169	3,770,776	4,202,841	4,197,672	4,896,306

See accompanying notes.

26 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Growth Trust Series III		American Growth Trust Series II		American Growth Trust Series III

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$-	$18,744	$2,033,221	$443,583	$754,266	$72,388

Expenses:

Mortality and expense risk and administrative charges	(304,529)	(269,072)	(9,872,189)	(8,482,980)	(973,275)	(849,179)

Net investment income (loss)	(304,529)	(250,328)	(7,838,968)	(8,039,397)	(219,009)	(776,791)

Realized gains (losses) on investments:

Capital gain distributions received	1,859,271	2,312,439	41,097,575	70,899,624	6,650,951	11,570,055

Net realized gain (loss)	1,211,838	1,198,345	35,733,999	5,427,761	5,063,862	407,369

Realized gains (losses)	3,071,109	3,510,784	76,831,574	76,327,385	11,714,813	11,977,424

Unrealized appreciation (depreciation) during the period	1,931,462	4,455,607	46,629,370	161,035,726	8,458,373	27,341,918

Net increase (decrease) in net assets from operations	4,698,042	7,716,063	115,621,976	229,323,714	19,954,177	38,542,551

Changes from principal transactions:

Purchase payments	2,780	7,684	392,652	488,858	7,749	17,222

Transfers between sub-accounts and the company	(671,533)	(3,431,496)	(37,318,249)	(74,092,034)	(5,633,717)	(18,384,111)

Withdrawals	(2,761,130)	(1,939,702)	(69,510,172)	(57,398,566)	(10,068,218)	(7,505,866)

Annual contract fee	(141,240)	(146,910)	(1,756,736)	(1,763,236)	(585,870)	(587,582)

Net increase (decrease) in net assets from principal transactions	(3,571,123)	(5,510,424)	(108,192,505)	(132,764,978)	(16,280,056)	(26,460,337)

Total increase (decrease) in net assets	1,126,919	2,205,639	7,429,471	96,558,736	3,674,121	12,082,214

Net assets at beginning of period	31,935,410	29,729,771	631,753,804	535,195,068	102,290,185	90,207,971

Net assets at end of period	$33,062,329	$31,935,410	$639,183,275	$631,753,804	$105,964,306	$102,290,185

	2021	2020	2021	2020	2021	2020

Units, beginning of period	803,752	966,792	9,062,761	11,473,883	1,953,525	2,594,074

Units issued	5,509	13,580	162,422	294,368	4,890	5,025

Units redeemed	(88,106)	(176,620)	(1,556,784)	(2,705,490)	(284,534)	(645,574)

Units, end of period	721,155	803,752	7,668,399	9,062,761	1,673,881	1,953,525

See accompanying notes.

27 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series I		American Growth-Income Trust Series II		American Growth-Income Trust Series III

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$830,928	$1,362,811	$2,930,620	$5,201,707	$2,279,219	$3,274,975

Expenses:

Mortality and expense risk and administrative charges	(1,707,318)	(1,532,925)	(7,088,471)	(6,433,577)	(1,971,036)	(1,759,175)

Net investment income (loss)	(876,390)	(170,114)	(4,157,851)	(1,231,870)	308,183	1,515,800

Realized gains (losses) on investments:

Capital gain distributions received	5,593,893	13,566,453	22,264,875	55,141,847	10,437,317	25,474,637

Net realized gain (loss)	(1,504,410)	(4,484,502)	(685,354)	(20,497,162)	(1,849,428)	(7,179,944)

Realized gains (losses)	4,089,483	9,081,951	21,579,521	34,644,685	8,587,889	18,294,693

Unrealized appreciation (depreciation) during the period	19,262,218	2,179,994	71,940,106	15,062,539	35,434,044	4,562,355

Net increase (decrease) in net assets from operations	22,475,311	11,091,831	89,361,776	48,475,354	44,330,116	24,372,848

Changes from principal transactions:

Purchase payments	69,246	94,413	462,692	291,262	17,458	40,216

Transfers between sub-accounts and the company	(3,694,255)	(4,012,261)	(34,562,672)	4,072,014	(15,162,414)	(2,179,389)

Withdrawals	(11,866,608)	(9,183,552)	(53,565,706)	(44,985,627)	(19,963,023)	(15,597,311)

Annual contract fee	(167,527)	(194,834)	(1,449,370)	(1,480,429)	(1,196,135)	(1,217,079)

Net increase (decrease) in net assets from principal transactions	(15,659,144)	(13,296,234)	(89,115,056)	(42,102,780)	(36,304,114)	(18,953,563)

Total increase (decrease) in net assets	6,816,167	(2,204,403)	246,720	6,372,574	8,026,002	5,419,285

Net assets at beginning of period	110,630,818	112,835,221	448,300,793	441,928,219	207,202,763	201,783,478

Net assets at end of period	$117,446,985	$110,630,818	$448,547,513	$448,300,793	$215,228,765	$207,202,763

	2021	2020	2021	2020	2021	2020

Units, beginning of period	2,316,917	2,633,987	10,493,324	11,501,928	5,724,055	6,268,748

Units issued	41,663	66,922	152,558	828,918	16,006	295,623

Units redeemed	(340,495)	(383,992)	(2,012,568)	(1,837,522)	(906,287)	(840,316)

Units, end of period	2,018,085	2,316,917	8,633,314	10,493,324	4,833,774	5,724,055

See accompanying notes.

28 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series II		American International Trust Series III		Basic Value Focus

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$4,537,096	$624,119	$810,596	$243,332	$41,921	$75,265

Expenses:

Mortality and expense risk and administrative charges	(4,074,892)	(3,812,514)	(339,184)	(316,190)	(57,925)	(49,826)

Net investment income (loss)	462,204	(3,188,395)	471,412	(72,858)	(16,004)	25,439

Realized gains (losses) on investments:

Capital gain distributions received	461,318	11,477,527	64,095	1,588,945	552,488	85,238

Net realized gain (loss)	10,123,307	14,171,864	1,238,915	1,929,766	98,888	113,153

Realized gains (losses)	10,584,625	25,649,391	1,303,010	3,518,711	651,376	198,391

Unrealized appreciation (depreciation) during the period	(19,169,844)	11,242,015	(2,535,795)	1,703,830	79,764	(189,770)

Net increase (decrease) in net assets from operations	(8,123,015)	33,703,011	(761,373)	5,149,683	715,136	34,060

Changes from principal transactions:

Purchase payments	214,933	168,282	1,411	4,718	-	-

Transfers between sub-accounts and the company	17,683,827	(2,376,367)	2,637,032	(840,544)	(127,043)	6,788

Withdrawals	(30,653,526)	(26,061,483)	(3,497,394)	(3,065,191)	(518,302)	(450,332)

Annual contract fee	(854,813)	(925,393)	(250,995)	(261,158)	(7,112)	(8,296)

Net increase (decrease) in net assets from principal transactions	(13,609,579)	(29,194,961)	(1,109,946)	(4,162,175)	(652,457)	(451,840)

Total increase (decrease) in net assets	(21,732,594)	4,508,050	(1,871,319)	987,508	62,679	(417,780)

Net assets at beginning of period	274,987,974	270,479,924	37,552,838	36,565,330	3,801,122	4,218,902

Net assets at end of period	$253,255,380	$274,987,974	$35,681,519	$37,552,838	$3,863,801	$3,801,122

	2021	2020	2021	2020	2021	2020

Units, beginning of period	7,899,256	8,655,421	1,772,570	1,949,411	74,575	85,894

Units issued	710,741	985,995	145,349	193,043	606	3,117

Units redeemed	(1,060,623)	(1,742,160)	(191,995)	(369,884)	(12,056)	(14,436)

Units, end of period	7,549,374	7,899,256	1,725,924	1,772,570	63,125	74,575

See accompanying notes.

29 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II		Capital Appreciation Trust Series I

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$-	$-	$-	$-	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(4,239,729)	(3,709,545)	(2,075,169)	(1,872,813)	(2,891,332)	(2,370,124)

Net investment income (loss)	(4,239,729)	(3,709,545)	(2,075,169)	(1,872,813)	(2,891,332)	(2,370,124)

Realized gains (losses) on investments:

Capital gain distributions received	38,015,151	35,559,840	18,146,869	17,193,221	30,746,779	17,359,885

Net realized gain (loss)	11,208,158	11,013,382	8,238,975	4,812,976	(15,126,271)	(27,631,558)

Realized gains (losses)	49,223,309	46,573,222	26,385,844	22,006,197	15,620,508	(10,271,673)

Unrealized appreciation (depreciation) during the period	(4,580,572)	28,816,830	(6,163,751)	12,767,203	13,182,803	83,977,750

Net increase (decrease) in net assets from operations	40,403,008	71,680,507	18,146,924	32,900,587	25,911,979	71,335,953

Changes from principal transactions:

Purchase payments	354,905	328,238	256,610	170,912	132,770	131,434

Transfers between sub-accounts and the company	(7,031,076)	(8,645,326)	(9,180,431)	(9,033,509)	(5,539,538)	(4,912,972)

Withdrawals	(27,753,253)	(23,396,729)	(13,137,566)	(9,940,702)	(20,376,855)	(12,648,719)

Annual contract fee	(309,037)	(339,135)	(358,384)	(344,150)	(236,477)	(250,939)

Net increase (decrease) in net assets from principal transactions	(34,738,461)	(32,052,952)	(22,419,771)	(19,147,449)	(26,020,100)	(17,681,196)

Total increase (decrease) in net assets	5,664,547	39,627,555	(4,272,847)	13,753,138	(108,121)	53,654,757

Net assets at beginning of period	281,322,858	241,695,303	130,587,339	116,834,201	196,184,567	142,529,810

Net assets at end of period	$286,987,405	$281,322,858	$126,314,492	$130,587,339	$196,076,446	$196,184,567

	2021	2020	2021	2020	2021	2020

Units, beginning of period	3,051,706	3,479,298	2,083,670	2,455,487	4,197,038	4,686,518

Units issued	69,627	96,590	87,788	165,679	82,799	162,658

Units redeemed	(436,472)	(524,182)	(417,122)	(537,496)	(603,917)	(652,138)

Units, end of period	2,684,861	3,051,706	1,754,336	2,083,670	3,675,920	4,197,038

See accompanying notes.

30 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II		Core Bond Trust Series I

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$-	$-	$1,532,789	$2,224,193	$1,029,950	$1,412,464

Expenses:

Mortality and expense risk and administrative charges	(1,194,935)	(1,012,892)	(3,687,030)	(3,416,224)	(848,541)	(913,052)

Net investment income (loss)	(1,194,935)	(1,012,892)	(2,154,241)	(1,192,031)	181,409	499,412

Realized gains (losses) on investments:

Capital gain distributions received	13,803,981	7,876,473	28,427,534	20,821,936	2,388,487	-

Net realized gain (loss)	3,399,614	(19,218,461)	7,405,606	2,551,247	229,272	460,736

Realized gains (losses)	17,203,595	(11,341,988)	35,833,140	23,373,183	2,617,759	460,736

Unrealized appreciation (depreciation) during the period	(6,388,456)	40,524,650	6,983,789	14,498,928	(4,846,857)	3,182,169

Net increase (decrease) in net assets from operations	9,620,204	28,169,770	40,662,688	36,680,080	(2,047,689)	4,142,317

Changes from principal transactions:

Purchase payments	110,585	112,357	337,595	234,372	73,437	60,090

Transfers between sub-accounts and the company	(2,181,159)	(2,972,593)	3,283,230	(4,311,385)	2,115,278	1,068,128

Withdrawals	(9,147,462)	(5,267,141)	(40,284,825)	(22,700,460)	(5,752,515)	(5,832,379)

Annual contract fee	(222,728)	(210,639)	(1,646,071)	(1,811,283)	(92,360)	(111,415)

Net increase (decrease) in net assets from principal transactions	(11,440,764)	(8,338,016)	(38,310,071)	(28,588,756)	(3,656,160)	(4,815,576)

Total increase (decrease) in net assets	(1,820,560)	19,831,754	2,352,617	8,091,324	(5,703,849)	(673,259)

Net assets at beginning of period	77,120,741	57,288,987	268,576,891	260,485,567	61,027,103	61,700,362

Net assets at end of period	$75,300,181	$77,120,741	$270,929,508	$268,576,891	$55,323,254	$61,027,103

	2021	2020	2021	2020	2021	2020

Units, beginning of period	1,156,226	1,315,030	8,471,997	9,499,228	3,183,979	3,442,150

Units issued	126,013	176,958	536,853	277,558	256,119	345,106

Units redeemed	(283,671)	(335,762)	(1,672,167)	(1,304,789)	(440,892)	(603,277)

Units, end of period	998,568	1,156,226	7,336,683	8,471,997	2,999,206	3,183,979

See accompanying notes.

31 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series II		Disciplined Value International Trust Series I		Disciplined Value International Trust Series II

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$1,004,161	$1,544,274	$1,265,638	$912,944	$970,286	$703,871

Expenses:

Mortality and expense risk and administrative charges	(1,018,717)	(1,149,309)	(733,843)	(639,471)	(655,208)	(574,329)

Net investment income (loss)	(14,556)	394,965	531,795	273,473	315,078	129,542

Realized gains (losses) on investments:

Capital gain distributions received	2,613,052	-	-	-	-	-

Net realized gain (loss)	431,933	741,069	1,248,884	(187,558)	852,193	(869,446)

Realized gains (losses)	3,044,985	741,069	1,248,884	(187,558)	852,193	(869,446)

Unrealized appreciation (depreciation) during the period	(5,634,707)	3,561,752	3,633,217	(4,707)	3,267,742	935,993

Net increase (decrease) in net assets from operations	(2,604,278)	4,697,786	5,413,896	81,208	4,435,013	196,089

Changes from principal transactions:

Purchase payments	170,068	34,829	71,437	60,539	287,171	194,044

Transfers between sub-accounts and the company	(1,569,781)	5,396,807	(1,051,536)	(1,525,349)	(105,036)	(16,833)

Withdrawals	(8,416,291)	(8,848,733)	(4,705,431)	(3,116,765)	(4,917,353)	(3,599,352)

Annual contract fee	(152,080)	(192,741)	(83,951)	(93,094)	(116,796)	(120,372)

Net increase (decrease) in net assets from principal transactions	(9,968,084)	(3,609,838)	(5,769,481)	(4,674,669)	(4,852,014)	(3,542,513)

Total increase (decrease) in net assets	(12,572,362)	1,087,948	(355,585)	(4,593,461)	(417,001)	(3,346,424)

Net assets at beginning of period	72,608,602	71,520,654	48,831,137	53,424,598	40,835,450	44,181,874

Net assets at end of period	$60,036,240	$72,608,602	$48,475,552	$48,831,137	$40,418,449	$40,835,450

	2021	2020	2021	2020	2021	2020

Units, beginning of period	3,960,067	4,176,391	2,344,292	2,610,501	1,851,428	2,030,349

Units issued	283,456	751,013	56,031	85,432	85,488	139,288

Units redeemed	(829,450)	(967,337)	(312,961)	(351,641)	(286,314)	(318,209)

Units, end of period	3,414,073	3,960,067	2,087,362	2,344,292	1,650,602	1,851,428

See accompanying notes.

32 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	DWS Equity 500 Index		Emerging Markets Value Trust Series II		Emerging Markets Value Trust Series NAV

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$141,748	$155,964	$653,978	$570,728	$30,015	$30,518

Expenses:

Mortality and expense risk and administrative charges	(220,365)	(187,225)	(446,123)	(375,356)	(13,354)	(12,390)

Net investment income (loss)	(78,617)	(31,261)	207,855	195,372	16,661	18,128

Realized gains (losses) on investments:

Capital gain distributions received	567,610	692,614	-	-	-	-

Net realized gain (loss)	786,956	409,150	200,086	(1,275,761)	6,112	(51,994)

Realized gains (losses)	1,354,566	1,101,764	200,086	(1,275,761)	6,112	(51,994)

Unrealized appreciation (depreciation) during the period	1,827,737	643,507	2,366,185	1,756,769	113,893	59,639

Net increase (decrease) in net assets from operations	3,103,686	1,714,010	2,774,126	676,380	136,666	25,773

Changes from principal transactions:

Purchase payments	-	-	52,272	64,424	-	-

Transfers between sub-accounts and the company	(932,232)	(266,570)	475,190	(414,999)	(187,295)	(29,014)

Withdrawals	(736,824)	(667,941)	(2,921,051)	(1,771,998)	(131,058)	(65,538)

Annual contract fee	(50,798)	(49,075)	(96,920)	(102,851)	(298)	(305)

Net increase (decrease) in net assets from principal transactions	(1,719,854)	(983,586)	(2,490,509)	(2,225,424)	(318,651)	(94,857)

Total increase (decrease) in net assets	1,383,832	730,424	283,617	(1,549,044)	(181,985)	(69,084)

Net assets at beginning of period	12,882,761	12,152,337	29,116,090	30,665,134	1,416,288	1,485,372

Net assets at end of period	$14,266,593	$12,882,761	$29,399,707	$29,116,090	$1,234,303	$1,416,288

	2021	2020	2021	2020	2021	2020

Units, beginning of period	226,313	247,183	2,378,818	2,551,526	113,096	121,755

Units issued	183	636	366,829	339,550	2,162	9,972

Units redeemed	(26,780)	(21,506)	(552,389)	(512,258)	(25,863)	(18,631)

Units, end of period	199,716	226,313	2,193,258	2,378,818	89,395	113,096

See accompanying notes.

33 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series I		Equity Income Trust Series II		Financial Industries Trust Series I

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$3,320,420	$4,232,098	$1,937,252	$2,588,054	$72,928	$93,456

Expenses:

Mortality and expense risk and administrative charges	(2,529,895)	(2,125,298)	(1,734,123)	(1,452,801)	(132,322)	(108,062)

Net investment income (loss)	790,525	2,106,800	203,129	1,135,253	(59,394)	(14,606)

Realized gains (losses) on investments:

Capital gain distributions received	3,454,269	10,944,439	2,223,002	7,156,359	45,614	661,156

Net realized gain (loss)	(3,911,833)	(5,242,345)	(766,628)	(6,728,768)	596,889	(243,789)

Realized gains (losses)	(457,564)	5,702,094	1,456,374	427,591	642,503	417,367

Unrealized appreciation (depreciation) during the period	35,253,640	(11,248,738)	21,054,728	(4,044,834)	1,479,737	(682,872)

Net increase (decrease) in net assets from operations	35,586,601	(3,439,844)	22,714,231	(2,481,990)	2,062,846	(280,111)

Changes from principal transactions:

Purchase payments	364,359	173,795	203,406	127,025	7,549	8,196

Transfers between sub-accounts and the company	(2,191,601)	(6,084,370)	185,436	(3,085,729)	908,416	(683,177)

Withdrawals	(16,722,352)	(11,151,783)	(13,197,890)	(7,832,482)	(1,189,615)	(733,875)

Annual contract fee	(201,379)	(205,743)	(290,074)	(299,304)	(19,699)	(20,834)

Net increase (decrease) in net assets from principal transactions	(18,750,973)	(17,268,101)	(13,099,122)	(11,090,490)	(293,349)	(1,429,690)

Total increase (decrease) in net assets	16,835,628	(20,707,945)	9,615,109	(13,572,480)	1,769,497	(1,709,801)

Net assets at beginning of period	157,037,005	177,744,950	101,646,229	115,218,709	7,491,699	9,201,500

Net assets at end of period	$173,872,633	$157,037,005	$111,261,338	$101,646,229	$9,261,196	$7,491,699

	2021	2020	2021	2020	2021	2020

Units, beginning of period	2,707,743	3,052,348	3,321,607	3,726,352	275,188	341,785

Units issued	85,006	68,659	221,358	189,292	88,152	23,146

Units redeemed	(381,947)	(413,264)	(593,427)	(594,037)	(97,836)	(89,743)

Units, end of period	2,410,802	2,707,743	2,949,538	3,321,607	265,504	275,188

See accompanying notes.

34 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series II		Fundamental All Cap Core Trust Series II		Fundamental Large Cap Value Trust Series I

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$99,407	$118,511	$-	$75,831	$1,596,048	$1,802,356

Expenses:

Mortality and expense risk and administrative charges	(231,039)	(161,172)	(812,683)	(642,643)	(3,070,804)	(2,454,167)

Net investment income (loss)	(131,632)	(42,661)	(812,683)	(566,812)	(1,474,756)	(651,811)

Realized gains (losses) on investments:

Capital gain distributions received	78,065	978,323	4,137,414	1,180,311	23,790,442	3,262,862

Net realized gain (loss)	831,049	(237,136)	5,354,175	3,780,266	12,928,536	4,631,163

Realized gains (losses)	909,114	741,187	9,491,589	4,960,577	36,718,978	7,894,025

Unrealized appreciation (depreciation) during the period	2,459,933	(972,359)	3,729,289	4,947,941	15,315,822	9,069,048

Net increase (decrease) in net assets from operations	3,237,415	(273,833)	12,408,195	9,341,706	50,560,044	16,311,262

Changes from principal transactions:

Purchase payments	17,601	23,971	38,486	54,953	185,863	170,141

Transfers between sub-accounts and the company	2,007,512	(741,337)	1,412,040	(3,709,307)	(4,508,114)	(4,876,624)

Withdrawals	(1,315,427)	(946,739)	(4,739,725)	(3,381,091)	(20,352,397)	(14,926,644)

Annual contract fee	(41,517)	(33,505)	(178,443)	(160,045)	(227,120)	(228,517)

Net increase (decrease) in net assets from principal transactions	668,169	(1,697,610)	(3,467,642)	(7,195,490)	(24,901,768)	(19,861,644)

Total increase (decrease) in net assets	3,905,584	(1,971,443)	8,940,553	2,146,216	25,658,276	(3,550,382)

Net assets at beginning of period	11,294,035	13,265,478	45,549,803	43,403,587	187,209,581	190,759,963

Net assets at end of period	$15,199,619	$11,294,035	$54,490,356	$45,549,803	$212,867,857	$187,209,581

	2021	2020	2021	2020	2021	2020

Units, beginning of period	401,819	473,391	808,009	962,528	5,358,588	6,025,331

Units issued	173,356	43,741	73,742	33,993	112,118	71,340

Units redeemed	(148,634)	(115,313)	(131,239)	(188,512)	(715,387)	(738,083)

Units, end of period	426,541	401,819	750,512	808,009	4,755,319	5,358,588

See accompanying notes.

35 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series II		Global Allocation		Global Equity Trust Series I

	2021	2020	2021	2020	2021 (a)	2020

Income:

Dividend distributions received	$863,996	$1,097,502	$2,068	$2,620	$-	$1,117,359

Expenses:

Mortality and expense risk and administrative charges	(2,399,748)	(1,959,121)	(3,744)	(3,593)	(2,636,861)	(1,268,459)

Net investment income (loss)	(1,535,752)	(861,619)	(1,676)	(973)	(2,636,861)	(151,100)

Realized gains (losses) on investments:

Capital gain distributions received	16,859,770	2,404,371	37,492	12,446	-	778,991

Net realized gain (loss)	14,804,232	4,745,628	511	5,907	9,089,529	2,852,330

Realized gains (losses)	31,664,002	7,149,999	38,003	18,353	9,089,529	3,631,321

Unrealized appreciation (depreciation) during the period	6,383,463	6,083,320	(23,335)	26,020	40,036,000	12,726,981

Net increase (decrease) in net assets from operations	36,511,713	12,371,700	12,992	43,400	46,488,668	16,207,202

Changes from principal transactions:

Purchase payments	159,456	211,520	-	-	113,715	120,832

Transfers between sub-accounts and the company	(5,476,572)	(2,352,126)	1,483	(411)	(12,437,076)	142,839,775

Withdrawals	(15,991,727)	(13,529,575)	-	(40,622)	(22,947,015)	(7,796,743)

Annual contract fee	(479,935)	(446,405)	(528)	(723)	(1,202,106)	(381,264)

Net increase (decrease) in net assets from principal transactions	(21,788,778)	(16,116,586)	955	(41,756)	(36,472,482)	134,782,600

Total increase (decrease) in net assets	14,722,935	(3,744,886)	13,947	1,644	10,016,186	150,989,802

Net assets at beginning of period	137,695,178	141,440,064	256,269	254,625	246,986,185	95,996,383

Net assets at end of period	$152,418,113	$137,695,178	$270,216	$256,269	$257,002,371	$246,986,185

	2021	2020	2021	2020	2021	2020

Units, beginning of period	4,415,133	4,994,005	9,568	10,767	10,891,045	3,559,744

Units issued	331,938	307,070	54	101	23,116	7,879,480

Units redeemed	(944,980)	(885,942)	(19)	(1,300)	(1,507,800)	(548,179)

Units, end of period	3,802,091	4,415,133	9,603	9,568	9,406,361	10,891,045

	(a) Renamed on April 1, 2021. Previously known as Global Trust Series I.

See accompanying notes.

36 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Equity Trust Series II		Health Sciences Trust Series I		Health Sciences Trust Series II

	2021 (b)	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$-	$232,058	$-	$-	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(372,691)	(341,238)	(820,054)	(751,789)	(1,112,553)	(1,015,950)

Net investment income (loss)	(372,691)	(109,180)	(820,054)	(751,789)	(1,112,553)	(1,015,950)

Realized gains (losses) on investments:

Capital gain distributions received	-	189,630	5,252,060	5,226,960	7,088,267	7,520,707

Net realized gain (loss)	650,809	(342,197)	1,907,779	(390,626)	3,704,380	615,184

Realized gains (losses)	650,809	(152,567)	7,159,839	4,836,334	10,792,647	8,135,891

Unrealized appreciation (depreciation) during the period	3,858,511	885,491	(1,389,536)	7,407,797	(3,623,009)	7,568,566

Net increase (decrease) in net assets from operations	4,136,629	623,744	4,950,249	11,492,342	6,057,085	14,688,507

Changes from principal transactions:

Purchase payments	74,758	36,090	37,744	103,673	184,961	175,076

Transfers between sub-accounts and the company	(608,335)	(2,065,733)	(1,668,723)	(1,681,588)	(7,380,212)	2,509,498

Withdrawals	(2,164,219)	(1,888,195)	(4,295,693)	(5,166,507)	(6,414,968)	(4,776,629)

Annual contract fee	(78,413)	(88,709)	(104,933)	(113,683)	(217,930)	(219,812)

Net increase (decrease) in net assets from principal transactions	(2,776,209)	(4,006,547)	(6,031,605)	(6,858,105)	(13,828,149)	(2,311,867)

Total increase (decrease) in net assets	1,360,420	(3,382,803)	(1,081,356)	4,634,237	(7,771,064)	12,376,640

Net assets at beginning of period	22,769,452	26,152,255	55,264,926	50,630,689	73,088,651	60,712,011

Net assets at end of period	$24,129,872	$22,769,452	$54,183,570	$55,264,926	$65,317,587	$73,088,651

	2021	2020	2021	2020	2021	2020

Units, beginning of period	1,001,522	1,201,857	507,410	582,531	700,307	729,173

Units issued	39,237	27,638	26,427	48,322	52,061	109,509

Units redeemed	(146,399)	(227,973)	(79,226)	(123,443)	(182,392)	(138,375)

Units, end of period	894,360	1,001,522	454,611	507,410	569,976	700,307

	(b) Renamed on April 1, 2021. Previously known as Global Trust Series II.

See accompanying notes.

37 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series I		High Yield Trust Series II		International Equity Index Series I

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$2,541,344	$3,082,227	$2,088,507	$2,380,569	$461,522	$363,770

Expenses:

Mortality and expense risk and administrative charges	(601,217)	(583,003)	(683,944)	(626,576)	(256,092)	(221,487)

Net investment income (loss)	1,940,127	2,499,224	1,404,563	1,753,993	205,430	142,283

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	214,933	143,026

Net realized gain (loss)	(327,667)	(1,167,688)	693,426	(679,709)	624,670	92,651

Realized gains (losses)	(327,667)	(1,167,688)	693,426	(679,709)	839,603	235,677

Unrealized appreciation (depreciation) during the period	718,498	785,690	(351,576)	291,515	(113,861)	606,224

Net increase (decrease) in net assets from operations	2,330,958	2,117,226	1,746,413	1,365,799	931,172	984,184

Changes from principal transactions:

Purchase payments	15,217	18,346	81,536	29,768	46,516	18,989

Transfers between sub-accounts and the company	1,123,180	1,014,328	5,594,014	(224,723)	1,158,808	(1,895,801)

Withdrawals	(4,678,750)	(5,164,783)	(5,653,949)	(5,149,405)	(1,056,358)	(1,072,792)

Annual contract fee	(250,727)	(265,032)	(154,064)	(165,679)	(35,157)	(42,818)

Net increase (decrease) in net assets from principal transactions	(3,791,080)	(4,397,141)	(132,463)	(5,510,039)	113,809	(2,992,422)

Total increase (decrease) in net assets	(1,460,122)	(2,279,915)	1,613,950	(4,144,240)	1,044,981	(2,008,238)

Net assets at beginning of period	52,470,397	54,750,312	43,033,811	47,178,051	16,341,810	18,350,048

Net assets at end of period	$51,010,275	$52,470,397	$44,647,761	$43,033,811	$17,386,791	$16,341,810

	2021	2020	2021	2020	2021	2020

Units, beginning of period	2,579,046	2,760,033	1,721,715	1,939,528	876,692	1,072,797

Units issued	206,309	284,715	357,058	267,803	123,865	52,610

Units redeemed	(362,827)	(465,702)	(385,451)	(485,616)	(119,979)	(248,715)

Units, end of period	2,422,528	2,579,046	1,693,322	1,721,715	880,578	876,692

See accompanying notes.

38 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Series II		International Equity Index Series NAV		International Small Company Trust Series I

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$459,226	$378,147	$269,870	$232,048	$226,233	$314,762

Expenses:

Mortality and expense risk and administrative charges	(303,299)	(250,435)	(169,526)	(148,727)	(263,308)	(223,459)

Net investment income (loss)	155,927	127,712	100,344	83,321	(37,075)	91,303

Realized gains (losses) on investments:

Capital gain distributions received	231,015	161,001	123,388	89,524	509,413	519,441

Net realized gain (loss)	465,532	(38,121)	402,073	225,455	1,022,262	484,401

Realized gains (losses)	696,547	122,880	525,461	314,979	1,531,675	1,003,842

Unrealized appreciation (depreciation) during the period	221,187	1,107,328	(10,828)	409,100	555,338	(285,791)

Net increase (decrease) in net assets from operations	1,073,661	1,357,920	614,977	807,400	2,049,938	809,354

Changes from principal transactions:

Purchase payments	133,769	110,151	26,265	40,760	8,489	13,578

Transfers between sub-accounts and the company	653,244	210,451	(213,533)	(450,724)	(285,382)	(576,208)

Withdrawals	(1,359,728)	(1,258,757)	(710,678)	(422,566)	(1,781,190)	(1,379,308)

Annual contract fee	(47,244)	(49,790)	(45,265)	(44,655)	(30,064)	(33,886)

Net increase (decrease) in net assets from principal transactions	(619,959)	(987,945)	(943,211)	(877,185)	(2,088,147)	(1,975,824)

Total increase (decrease) in net assets	453,702	369,975	(328,234)	(69,785)	(38,209)	(1,166,470)

Net assets at beginning of period	18,700,721	18,330,746	10,546,738	10,616,523	17,527,207	18,693,677

Net assets at end of period	$19,154,423	$18,700,721	$10,218,504	$10,546,738	$17,488,998	$17,527,207

	2021	2020	2021	2020	2021	2020

Units, beginning of period	1,033,039	1,100,473	716,913	785,461	755,959	861,503

Units issued	96,048	107,962	13,290	21,948	25,727	24,289

Units redeemed	(127,028)	(175,396)	(73,899)	(90,496)	(108,506)	(129,833)

Units, end of period	1,002,059	1,033,039	656,304	716,913	673,180	755,959

See accompanying notes.

39 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series II		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$114,790	$185,791	$2,370,976	$2,683,244	$1,083,100	$1,293,790

Expenses:

Mortality and expense risk and administrative charges	(177,471)	(151,675)	(1,261,320)	(1,264,162)	(948,019)	(952,960)

Net investment income (loss)	(62,681)	34,116	1,109,656	1,419,082	135,081	340,830

Realized gains (losses) on investments:

Capital gain distributions received	303,341	337,389	2,574,077	63,424	1,302,105	33,390

Net realized gain (loss)	745,670	19,438	244,230	(714,741)	893,312	156,656

Realized gains (losses)	1,049,011	356,827	2,818,307	(651,317)	2,195,417	190,046

Unrealized appreciation (depreciation) during the period	362,423	129,624	(6,705,697)	8,097,006	(4,212,506)	3,718,695

Net increase (decrease) in net assets from operations	1,348,753	520,567	(2,777,734)	8,864,771	(1,882,008)	4,249,571

Changes from principal transactions:

Purchase payments	65,137	54,504	40,052	66,124	80,649	42,333

Transfers between sub-accounts and the company	(321,942)	1,983	7,521,930	4,840,214	2,086,990	6,303,179

Withdrawals	(2,086,131)	(887,940)	(11,853,404)	(9,796,311)	(7,280,459)	(7,402,529)

Annual contract fee	(46,213)	(38,691)	(549,763)	(609,884)	(191,753)	(211,841)

Net increase (decrease) in net assets from principal transactions	(2,389,149)	(870,144)	(4,841,185)	(5,499,857)	(5,304,573)	(1,268,858)

Total increase (decrease) in net assets	(1,040,396)	(349,577)	(7,618,919)	3,364,914	(7,186,581)	2,980,713

Net assets at beginning of period	11,734,366	12,083,943	123,908,662	120,543,748	65,360,407	62,379,694

Net assets at end of period	$10,693,970	$11,734,366	$116,289,743	$123,908,662	$58,173,826	$65,360,407

	2021	2020	2021	2020	2021	2020

Units, beginning of period	528,343	579,462	5,425,325	5,735,757	3,146,836	3,224,863

Units issued	38,305	53,204	553,700	776,337	484,666	684,893

Units redeemed	(134,933)	(104,323)	(690,804)	(1,086,769)	(714,256)	(762,920)

Units, end of period	431,715	528,343	5,288,221	5,425,325	2,917,246	3,146,836

See accompanying notes.

40 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced Portfolio Series I		Lifestyle Balanced Portfolio Series II		Lifestyle Conservative Portfolio Series I

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$860,461	$723,753	$15,772,811	$13,828,755	$443,154	$376,940

Expenses:

Mortality and expense risk and administrative charges	(395,718)	(322,238)	(8,915,035)	(7,213,157)	(185,506)	(130,347)

Net investment income (loss)	464,743	401,515	6,857,776	6,615,598	257,648	246,593

Realized gains (losses) on investments:

Capital gain distributions received	1,351,158	949,599	27,291,287	19,191,068	355,565	270,277

Net realized gain (loss)	819,120	313,498	18,241,308	4,054,117	379,898	168,158

Realized gains (losses)	2,170,278	1,263,097	45,532,595	23,245,185	735,463	438,435

Unrealized appreciation (depreciation) during the period	(72,880)	1,161,291	(2,387,289)	26,494,983	(720,877)	368,035

Net increase (decrease) in net assets from operations	2,562,141	2,825,903	50,003,082	56,355,766	272,234	1,053,063

Changes from principal transactions:

Purchase payments	11,488	2,099	7,240,319	9,186,796	600	518

Transfers between sub-accounts and the company	4,182,019	3,736,975	58,357,388	78,887,971	4,134,960	5,604,823

Withdrawals	(3,492,824)	(3,126,928)	(80,025,969)	(50,270,227)	(2,984,142)	(2,165,253)

Annual contract fee	(156,068)	(135,018)	(4,493,547)	(4,011,450)	(71,504)	(49,230)

Net increase (decrease) in net assets from principal transactions	544,615	477,128	(18,921,809)	33,793,090	1,079,914	3,390,858

Total increase (decrease) in net assets	3,106,756	3,303,031	31,081,273	90,148,856	1,352,148	4,443,921

Net assets at beginning of period	30,797,250	27,494,219	643,394,206	553,245,350	13,934,701	9,490,780

Net assets at end of period	$33,904,006	$30,797,250	$674,475,479	$643,394,206	$15,286,849	$13,934,701

	2021	2020	2021	2020	2021	2020

Units, beginning of period	1,654,577	1,640,275	32,992,252	31,281,890	839,087	626,460

Units issued	280,068	361,671	4,727,813	10,194,209	333,647	433,454

Units redeemed	(251,245)	(347,369)	(5,570,492)	(8,483,847)	(267,314)	(220,827)

Units, end of period	1,683,400	1,654,577	32,149,573	32,992,252	905,420	839,087

See accompanying notes.

41 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative Portfolio Series II		Lifestyle Growth Portfolio Series I		Lifestyle Growth Portfolio Series II

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$3,920,138	$3,744,305	$5,258,729	$4,847,209	$101,877,270	$101,289,385

Expenses:

Mortality and expense risk and administrative charges	(1,903,539)	(1,684,379)	(2,255,235)	(1,942,083)	(69,055,060)	(63,273,577)

Net investment income (loss)	2,016,599	2,059,926	3,003,494	2,905,126	32,822,210	38,015,808

Realized gains (losses) on investments:

Capital gain distributions received	3,181,952	2,983,262	14,722,461	10,595,249	313,177,803	241,747,006

Net realized gain (loss)	3,912,286	3,063,487	4,350,115	1,868,443	134,796,600	61,496,524

Realized gains (losses)	7,094,238	6,046,749	19,072,576	12,463,692	447,974,403	303,243,530

Unrealized appreciation (depreciation) during the period	(7,164,292)	4,000,748	5,450,712	8,377,517	95,814,472	158,764,059

Net increase (decrease) in net assets from operations	1,946,545	12,107,423	27,526,782	23,746,335	576,611,085	500,023,397

Changes from principal transactions:

Purchase payments	2,676,570	1,424,894	133,241	131,107	19,683,432	13,695,558

Transfers between sub-accounts and the company	23,660,499	47,660,739	6,887,654	2,471,647	54,720,158	(18,770,223)

Withdrawals	(30,580,787)	(22,819,603)	(19,747,267)	(14,600,880)	(653,708,810)	(439,448,075)

Annual contract fee	(1,004,419)	(968,009)	(1,333,904)	(1,308,760)	(33,114,069)	(34,944,835)

Net increase (decrease) in net assets from principal transactions	(5,248,137)	25,298,021	(14,060,276)	(13,306,886)	(612,419,289)	(479,467,575)

Total increase (decrease) in net assets	(3,301,592)	37,405,444	13,466,506	10,439,449	(35,808,204)	20,555,822

Net assets at beginning of period	148,066,791	110,661,347	217,971,904	207,532,455	4,945,661,936	4,925,106,114

Net assets at end of period	$144,765,199	$148,066,791	$231,438,410	$217,971,904	$4,909,853,732	$4,945,661,936

	2021	2020	2021	2020	2021	2020

Units, beginning of period	8,819,903	7,165,081	10,715,429	11,475,507	239,969,870	266,955,426

Units issued	3,315,808	5,116,778	561,935	516,086	9,351,099	13,094,844

Units redeemed	(3,640,415)	(3,461,956)	(1,197,050)	(1,276,164)	(37,295,215)	(40,080,400)

Units, end of period	8,495,296	8,819,903	10,080,314	10,715,429	212,025,754	239,969,870

See accompanying notes.

42 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series I		Lifestyle Moderate Portfolio Series II

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$154,646	$144,879	$352,429	$282,233	$5,003,069	$4,688,309

Expenses:

Mortality and expense risk and administrative charges	(83,544)	(74,595)	(155,113)	(116,431)	(2,680,759)	(2,240,201)

Net investment income (loss)	71,102	70,284	197,316	165,802	2,322,310	2,448,108

Realized gains (losses) on investments:

Capital gain distributions received	422,386	312,127	505,667	320,312	7,569,922	5,662,817

Net realized gain (loss)	76,916	5,054	364,146	49,130	5,953,469	3,100,951

Realized gains (losses)	499,302	317,181	869,813	369,442	13,523,391	8,763,768

Unrealized appreciation (depreciation) during the period	205,784	294,140	(311,053)	504,785	(4,621,409)	6,083,476

Net increase (decrease) in net assets from operations	776,188	681,605	756,076	1,040,029	11,224,292	17,295,352

Changes from principal transactions:

Purchase payments	-	-	19,187	11,804	2,032,051	4,546,008

Transfers between sub-accounts and the company	-	-	1,825,869	2,487,859	8,592,074	34,518,511

Withdrawals	(509,796)	(435,642)	(1,137,348)	(898,227)	(24,438,533)	(18,308,912)

Annual contract fee	-	-	(50,453)	(39,870)	(1,482,472)	(1,387,674)

Net increase (decrease) in net assets from principal transactions	(509,796)	(435,642)	657,255	1,561,566	(15,296,880)	19,367,933

Total increase (decrease) in net assets	266,392	245,963	1,413,331	2,601,595	(4,072,588)	36,663,285

Net assets at beginning of period	6,390,488	6,144,525	11,799,235	9,197,640	207,119,672	170,456,387

Net assets at end of period	$6,656,880	$6,390,488	$13,212,566	$11,799,235	$203,047,084	$207,119,672

	2021	2020	2021	2020	2021	2020

Units, beginning of period	374,692	404,696	658,188	568,523	11,072,016	9,978,953

Units issued	-	286	172,706	163,987	1,675,792	4,261,084

Units redeemed	(28,452)	(30,290)	(135,143)	(74,322)	(2,448,282)	(3,168,021)

Units, end of period	346,240	374,692	695,751	658,188	10,299,526	11,072,016

See accompanying notes.

43 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series II		Managed Volatility Conservative Portfolio Series I

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$8,163,315	$8,271,247	$89,200,195	$93,270,374	$2,303,318	$2,563,955

Expenses:

Mortality and expense risk and administrative charges	(3,991,708)	(4,058,718)	(57,660,749)	(60,312,704)	(988,493)	(1,071,366)

Net investment income (loss)	4,171,607	4,212,529	31,539,446	32,957,670	1,314,825	1,492,589

Realized gains (losses) on investments:

Capital gain distributions received	-	17,530,333	-	215,763,897	-	1,184,301

Net realized gain (loss)	806,304	(1,478,390)	41,470,046	63,046,824	(873,486)	(1,611,639)

Realized gains (losses)	806,304	16,051,943	41,470,046	278,810,721	(873,486)	(427,338)

Unrealized appreciation (depreciation) during the period	22,407,899	(20,685,352)	234,770,282	(341,842,523)	1,339,447	516,878

Net increase (decrease) in net assets from operations	27,385,810	(420,880)	307,779,774	(30,074,132)	1,780,786	1,582,129

Changes from principal transactions:

Purchase payments	411,963	385,581	2,107,568	2,169,210	84,211	60,547

Transfers between sub-accounts and the company	(5,955,346)	(9,699,800)	(90,358,150)	(105,662,454)	(2,966,610)	(377,805)

Withdrawals	(32,698,867)	(29,880,589)	(485,742,974)	(480,136,593)	(8,818,968)	(8,755,825)

Annual contract fee	(1,794,314)	(1,898,369)	(25,471,576)	(28,880,028)	(401,729)	(426,468)

Net increase (decrease) in net assets from principal transactions	(40,036,564)	(41,093,177)	(599,465,132)	(612,509,865)	(12,103,096)	(9,499,551)

Total increase (decrease) in net assets	(12,650,754)	(41,514,057)	(291,685,358)	(642,583,997)	(10,322,310)	(7,917,422)

Net assets at beginning of period	339,209,787	380,723,844	4,116,531,110	4,759,115,107	85,809,732	93,727,154

Net assets at end of period	$326,559,033	$339,209,787	$3,824,845,752	$4,116,531,110	$75,487,422	$85,809,732

	2021	2020	2021	2020	2021	2020

Units, beginning of period	13,557,164	15,262,080	180,491,230	208,520,088	3,517,969	3,914,787

Units issued	109,728	153,836	2,186,256	1,696,014	42,846	186,736

Units redeemed	(1,570,669)	(1,858,752)	(27,325,294)	(29,724,872)	(535,599)	(583,554)

Units, end of period	12,096,223	13,557,164	155,352,192	180,491,230	3,025,216	3,517,969

See accompanying notes.

44 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Conservative Portfolio Series II		Managed Volatility Growth Portfolio Series I		Managed Volatility Growth Portfolio Series II

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$18,665,651	$21,358,948	$8,101,560	$7,171,868	$108,194,848	$108,322,616

Expenses:

Mortality and expense risk and administrative charges	(10,174,578)	(11,499,577)	(4,299,885)	(3,963,228)	(81,581,269)	(83,852,484)

Net investment income (loss)	8,491,073	9,859,371	3,801,675	3,208,640	26,613,579	24,470,132

Realized gains (losses) on investments:

Capital gain distributions received	-	10,601,464	-	20,015,813	-	335,402,854

Net realized gain (loss)	(10,484,847)	(17,485,598)	3,813,581	2,823,439	159,136,210	249,467,827

Realized gains (losses)	(10,484,847)	(6,884,134)	3,813,581	22,839,252	159,136,210	584,870,681

Unrealized appreciation (depreciation) during the period	14,360,877	7,162,023	31,597,946	(39,170,192)	400,851,522	(867,599,691)

Net increase (decrease) in net assets from operations	12,367,103	10,137,260	39,213,202	(13,122,300)	586,601,311	(258,258,878)

Changes from principal transactions:

Purchase payments	342,821	357,271	267,045	234,353	3,730,365	4,847,513

Transfers between sub-accounts and the company	(22,840,680)	6,019,362	20,970,552	(12,136,532)	(92,512,383)	(222,911,326)

Withdrawals	(90,622,784)	(101,297,327)	(28,491,968)	(27,451,705)	(716,364,482)	(676,844,648)

Annual contract fee	(5,113,512)	(5,811,439)	(2,300,490)	(2,340,017)	(38,921,600)	(44,149,794)

Net increase (decrease) in net assets from principal transactions	(118,234,155)	(100,732,133)	(9,554,861)	(41,693,901)	(844,068,100)	(939,058,255)

Total increase (decrease) in net assets	(105,867,052)	(90,594,873)	29,658,341	(54,816,201)	(257,466,789)	(1,197,317,133)

Net assets at beginning of period	754,903,335	845,498,208	344,101,404	398,917,605	5,699,153,573	6,896,470,706

Net assets at end of period	$649,036,283	$754,903,335	$373,759,745	$344,101,404	$5,441,686,784	$5,699,153,573

	2021	2020	2021	2020	2021	2020

Units, beginning of period	37,110,077	42,134,682	14,833,759	16,743,641	253,020,941	296,880,687

Units issued	1,239,157	2,104,645	1,154,153	73,488	5,272,221	2,211,912

Units redeemed	(6,988,020)	(7,129,250)	(1,718,414)	(1,983,370)	(40,910,042)	(46,071,658)

Units, end of period	31,361,214	37,110,077	14,269,498	14,833,759	217,383,120	253,020,941

See accompanying notes.

45 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Growth Portfolio Series NAV		Managed Volatility Moderate Portfolio Series I		Managed Volatility Moderate Portfolio Series II

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$9,997	$9,034	$3,159,567	$3,255,421	$30,910,862	$32,143,284

Expenses:

Mortality and expense risk and administrative charges	(5,275)	(4,824)	(1,442,381)	(1,526,679)	(18,139,295)	(19,003,816)

Net investment income (loss)	4,722	4,210	1,717,186	1,728,742	12,771,567	13,139,468

Realized gains (losses) on investments:

Capital gain distributions received	-	24,173	-	5,724,670	-	61,067,891

Net realized gain (loss)	1,365	2,517	(1,693,165)	(3,161,126)	(16,765,199)	(19,941,092)

Realized gains (losses)	1,365	26,690	(1,693,165)	2,563,544	(16,765,199)	41,126,799

Unrealized appreciation (depreciation) during the period	41,543	(41,657)	7,784,057	(2,705,385)	81,271,794	(41,058,617)

Net increase (decrease) in net assets from operations	47,630	(10,757)	7,808,078	1,586,901	77,278,162	13,207,650

Changes from principal transactions:

Purchase payments	-	-	38,275	68,962	561,216	950,897

Transfers between sub-accounts and the company	-	-	(2,883,772)	(5,034,605)	(7,471,179)	(28,793,468)

Withdrawals	(20,440)	(21,324)	(11,900,890)	(13,482,534)	(158,513,302)	(141,071,313)

Annual contract fee	-	-	(620,367)	(672,315)	(8,586,419)	(9,530,053)

Net increase (decrease) in net assets from principal transactions	(20,440)	(21,324)	(15,366,754)	(19,120,492)	(174,009,684)	(178,443,937)

Total increase (decrease) in net assets	27,190	(32,081)	(7,558,676)	(17,533,591)	(96,731,522)	(165,236,287)

Net assets at beginning of period	426,570	458,651	124,146,188	141,679,779	1,311,616,783	1,476,853,070

Net assets at end of period	$453,760	$426,570	$116,587,512	$124,146,188	$1,214,885,261	$1,311,616,783

	2021	2020	2021	2020	2021	2020

Units, beginning of period	18,848	19,749	4,731,894	5,471,606	58,694,701	67,001,075

Units issued	-	-	65,753	73,291	1,105,100	890,745

Units redeemed	(868)	(901)	(601,844)	(813,003)	(8,615,984)	(9,197,119)

Units, end of period	17,980	18,848	4,195,803	4,731,894	51,183,817	58,694,701

See accompanying notes.

46 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Growth Trust Series I		Mid Cap Growth Trust Series II		Mid Cap Index Trust Series I

	2021 (c)	2020	2021 (d)	2020	2021	2020

Income:

Dividend distributions received	$-	$-	$-	$-	$747,494	$1,133,971

Expenses:

Mortality and expense risk and administrative charges	(2,484,797)	(2,007,803)	(1,567,959)	(1,307,240)	(1,157,129)	(952,112)

Net investment income (loss)	(2,484,797)	(2,007,803)	(1,567,959)	(1,307,240)	(409,635)	181,859

Realized gains (losses) on investments:

Capital gain distributions received	47,956,959	20,449,383	28,935,265	12,805,016	4,608,413	7,533,083

Net realized gain (loss)	9,680,256	5,336,246	9,032,782	3,130,804	1,579,392	(1,861,080)

Realized gains (losses)	57,637,215	25,785,629	37,968,047	15,935,820	6,187,805	5,672,003

Unrealized appreciation (depreciation) during the period	(50,833,441)	51,060,803	(34,382,868)	27,578,659	11,717,437	3,048,095

Net increase (decrease) in net assets from operations	4,318,977	74,838,629	2,017,220	42,207,239	17,495,607	8,901,957

Changes from principal transactions:

Purchase payments	106,410	205,794	149,751	131,399	93,538	120,611

Transfers between sub-accounts and the company	(2,123,924)	(11,623,546)	(5,971,654)	(4,216,917)	(4,067,954)	(3,756,770)

Withdrawals	(16,675,452)	(12,647,958)	(9,609,505)	(7,553,541)	(7,928,712)	(7,342,819)

Annual contract fee	(448,218)	(441,033)	(281,499)	(258,970)	(224,542)	(217,604)

Net increase (decrease) in net assets from principal transactions	(19,141,184)	(24,506,743)	(15,712,907)	(11,898,029)	(12,127,670)	(11,196,582)

Total increase (decrease) in net assets	(14,822,207)	50,331,886	(13,695,687)	30,309,210	5,367,937	(2,294,625)

Net assets at beginning of period	181,366,030	131,034,144	104,740,503	74,431,293	80,889,468	83,184,093

Net assets at end of period	$166,543,823	$181,366,030	$91,044,816	$104,740,503	$86,257,405	$80,889,468

	2021	2020	2021	2020	2021	2020

Units, beginning of period	2,648,100	3,149,775	1,291,521	1,491,827	1,643,618	1,882,040

Units issued	80,117	68,845	74,217	102,991	55,192	132,502

Units redeemed	(339,355)	(570,520)	(258,156)	(303,297)	(272,762)	(370,924)

Units, end of period	2,388,862	2,648,100	1,107,582	1,291,521	1,426,048	1,643,618

	(c) Renamed on October 1, 2021. Previously known as Mid Cap Stock Trust Series I. (d) Renamed on October 1, 2021. Previously known as Mid Cap Stock Trust Series II.

See accompanying notes.

47 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series II		Mid Value Trust Series I		Mid Value Trust Series II

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$410,613	$695,050	$427,338	$616,597	$372,935	$532,657

Expenses:

Mortality and expense risk and administrative charges	(988,219)	(791,030)	(652,737)	(536,667)	(767,818)	(591,808)

Net investment income (loss)	(577,606)	(95,980)	(225,399)	79,930	(394,883)	(59,151)

Realized gains (losses) on investments:

Capital gain distributions received	3,344,437	5,237,555	2,078,290	875,711	2,237,177	852,149

Net realized gain (loss)	1,357,131	(741,363)	645,334	(2,684,926)	602,902	(3,082,537)

Realized gains (losses)	4,701,568	4,496,192	2,723,624	(1,809,215)	2,840,079	(2,230,388)

Unrealized appreciation (depreciation) during the period	8,048,202	594,760	6,535,347	4,612,166	6,334,116	4,580,256

Net increase (decrease) in net assets from operations	12,172,164	4,994,972	9,033,572	2,882,881	8,779,312	2,290,717

Changes from principal transactions:

Purchase payments	52,126	58,384	38,528	56,365	151,236	184,933

Transfers between sub-accounts and the company	(351,482)	(2,800,292)	(1,834,396)	(1,125,217)	3,964,467	(1,435,860)

Withdrawals	(5,856,354)	(5,222,939)	(3,635,218)	(3,248,757)	(4,855,631)	(3,166,843)

Annual contract fee	(189,211)	(171,556)	(103,038)	(102,641)	(145,778)	(121,121)

Net increase (decrease) in net assets from principal transactions	(6,344,921)	(8,136,403)	(5,534,124)	(4,420,250)	(885,706)	(4,538,891)

Total increase (decrease) in net assets	5,827,243	(3,141,431)	3,499,448	(1,537,369)	7,893,606	(2,248,174)

Net assets at beginning of period	56,972,187	60,113,618	41,568,753	43,106,122	40,897,490	43,145,664

Net assets at end of period	$62,799,430	$56,972,187	$45,068,201	$41,568,753	$48,791,096	$40,897,490

	2021	2020	2021	2020	2021	2020

Units, beginning of period	1,252,032	1,468,191	1,068,768	1,197,829	1,122,366	1,272,276

Units issued	63,048	31,741	72,972	31,130	219,896	41,216

Units redeemed	(177,411)	(247,900)	(195,046)	(160,191)	(238,618)	(191,126)

Units, end of period	1,137,669	1,252,032	946,694	1,068,768	1,103,644	1,122,366

See accompanying notes.

48 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust Series I		Money Market Trust Series II		Money Market Trust Series NAV

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$656	$70,323	$2,900	$259,321	$140	$14,928

Expenses:

Mortality and expense risk and administrative charges	(272,319)	(316,409)	(1,199,124)	(1,489,882)	(61,925)	(67,297)

Net investment income (loss)	(271,663)	(246,086)	(1,196,224)	(1,230,561)	(61,785)	(52,369)

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-

Net realized gain (loss)	-	-	-	-	-	-

Realized gains (losses)	-	-	-	-	-	-

Unrealized appreciation (depreciation) during the period	2	(2)	1	1	2	(1)

Net increase (decrease) in net assets from operations	(271,661)	(246,088)	(1,196,223)	(1,230,560)	(61,783)	(52,370)

Changes from principal transactions:

Purchase payments	-	-	-	-	-	-

Transfers between sub-accounts and the company	(1,472,607)	(1,493,270)	(4,078,233)	(2,994,277)	(139,275)	44,056

Withdrawals	(1,264,993)	(1,305,746)	(12,970,548)	(13,914,531)	(241,604)	(285,215)

Annual contract fee	(96,634)	(88,096)	(998,833)	(1,178,687)	(23,708)	(27,817)

Net increase (decrease) in net assets from principal transactions	(2,834,234)	(2,887,112)	(18,047,614)	(18,087,495)	(404,587)	(268,976)

Total increase (decrease) in net assets	(3,105,895)	(3,133,200)	(19,243,837)	(19,318,055)	(466,370)	(321,346)

Net assets at beginning of period	20,396,038	23,529,238	91,727,925	111,045,980	4,323,622	4,644,968

Net assets at end of period	$17,290,143	$20,396,038	$72,484,088	$91,727,925	$3,857,252	$4,323,622

	2021	2020	2021	2020	2021	2020

Units, beginning of period	1,418,386	1,613,238	8,150,195	9,749,906	354,177	375,823

Units issued	66,165	16,249	458,796	345,073	13,620	17,429

Units redeemed	(276,091)	(211,101)	(2,076,443)	(1,944,784)	(46,862)	(39,075)

Units, end of period	1,208,460	1,418,386	6,532,548	8,150,195	320,935	354,177

See accompanying notes.

49 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Opportunistic Fixed Income Trust Series I		Opportunistic Fixed Income Trust Series II		PIMCO All Asset

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$607,309	$868,455	$1,320,237	$1,872,775	$728,556	$308,370

Expenses:

Mortality and expense risk and administrative charges	(324,248)	(328,692)	(794,407)	(773,020)	(105,826)	(103,515)

Net investment income (loss)	283,061	539,763	525,830	1,099,755	622,730	204,855

Realized gains (losses) on investments:

Capital gain distributions received	828,936	-	1,939,615	-	-	-

Net realized gain (loss)	163,753	28,910	586,396	(1,560)	158,330	(139,858)

Realized gains (losses)	992,689	28,910	2,526,011	(1,560)	158,330	(139,858)

Unrealized appreciation (depreciation) during the period	(2,049,020)	2,008,247	(4,964,507)	4,119,927	152,451	233,994

Net increase (decrease) in net assets from operations	(773,270)	2,576,920	(1,912,666)	5,218,122	933,511	298,991

Changes from principal transactions:

Purchase payments	50,715	36,488	361,021	38,024	62,666	-

Transfers between sub-accounts and the company	544,311	315,082	4,945,169	(536,570)	(459,599)	(658,298)

Withdrawals	(2,242,940)	(1,853,926)	(5,624,055)	(5,693,484)	(998,973)	(467,548)

Annual contract fee	(29,268)	(32,849)	(172,427)	(187,166)	(16,243)	(17,671)

Net increase (decrease) in net assets from principal transactions	(1,677,182)	(1,535,205)	(490,292)	(6,379,196)	(1,412,149)	(1,143,517)

Total increase (decrease) in net assets	(2,450,452)	1,041,715	(2,402,958)	(1,161,074)	(478,638)	(844,526)

Net assets at beginning of period	23,520,323	22,478,608	52,730,773	53,891,847	7,004,238	7,848,764

Net assets at end of period	$21,069,871	$23,520,323	$50,327,815	$52,730,773	$6,525,600	$7,004,238

	2021	2020	2021	2020	2021	2020

Units, beginning of period	672,682	722,008	2,390,243	2,737,227	309,023	367,008

Units issued	63,139	60,384	323,092	375,291	11,290	3,878

Units redeemed	(108,013)	(109,710)	(351,528)	(722,275)	(68,710)	(61,863)

Units, end of period	627,808	672,682	2,361,807	2,390,243	251,603	309,023

See accompanying notes.

50 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series I		Real Estate Securities Trust Series II		Science & Technology Trust Series I

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$419,503	$495,888	$424,495	$498,129	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(431,172)	(377,312)	(501,288)	(436,355)	(2,038,063)	(1,666,199)

Net investment income (loss)	(11,669)	118,576	(76,793)	61,774	(2,038,063)	(1,666,199)

Realized gains (losses) on investments:

Capital gain distributions received	-	2,951,775	-	3,284,785	26,831,785	12,144,958

Net realized gain (loss)	2,009,307	1,172,928	2,131,056	1,268,257	11,655,697	6,736,204

Realized gains (losses)	2,009,307	4,124,703	2,131,056	4,553,042	38,487,482	18,881,162

Unrealized appreciation (depreciation) during the period	8,656,077	(6,656,852)	9,558,011	(7,518,234)	(26,949,748)	34,701,432

Net increase (decrease) in net assets from operations	10,653,715	(2,413,573)	11,612,274	(2,903,418)	9,499,671	51,916,395

Changes from principal transactions:

Purchase payments	57,610	39,521	46,991	39,845	145,531	167,461

Transfers between sub-accounts and the company	(346,303)	(1,212,926)	1,283,413	(1,807,118)	(4,922,005)	(4,379,660)

Withdrawals	(3,230,332)	(1,666,765)	(2,460,801)	(2,670,293)	(12,372,869)	(10,116,337)

Annual contract fee	(43,205)	(46,212)	(85,216)	(87,771)	(208,393)	(210,546)

Net increase (decrease) in net assets from principal transactions	(3,562,230)	(2,886,382)	(1,215,613)	(4,525,337)	(17,357,736)	(14,539,082)

Total increase (decrease) in net assets	7,091,485	(5,299,955)	10,396,661	(7,428,755)	(7,858,065)	37,377,313

Net assets at beginning of period	25,286,898	30,586,853	27,194,781	34,623,536	139,241,692	101,864,379

Net assets at end of period	$32,378,383	$25,286,898	$37,591,442	$27,194,781	$131,383,627	$139,241,692

	2021	2020	2021	2020	2021	2020

Units, beginning of period	422,779	475,800	624,222	729,668	1,919,986	2,201,413

Units issued	22,468	17,423	148,953	55,749	101,286	184,333

Units redeemed	(71,810)	(70,444)	(173,793)	(161,195)	(324,955)	(465,760)

Units, end of period	373,437	422,779	599,382	624,222	1,696,317	1,919,986

See accompanying notes.

51 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series II		Select Bond Trust Series I		Select Bond Trust Series II

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$-	$-	$4,678,642	$4,866,453	$9,331,827	$10,305,383

Expenses:

Mortality and expense risk and administrative charges	(1,096,083)	(879,495)	(1,537,465)	(1,463,162)	(5,336,747)	(5,535,549)

Net investment income (loss)	(1,096,083)	(879,495)	3,141,177	3,403,291	3,995,080	4,769,834

Realized gains (losses) on investments:

Capital gain distributions received	14,623,969	6,445,636	788,901	-	1,693,530	-

Net realized gain (loss)	4,686,664	3,989,285	737,328	364,314	1,576,843	8,688,259

Realized gains (losses)	19,310,633	10,434,921	1,526,229	364,314	3,270,373	8,688,259

Unrealized appreciation (depreciation) during the period	(13,748,754)	15,867,868	(8,131,832)	8,131,154	(17,708,198)	12,717,320

Net increase (decrease) in net assets from operations	4,465,796	25,423,294	(3,464,426)	11,898,759	(10,442,745)	26,175,413

Changes from principal transactions:

Purchase payments	67,429	89,355	12,269	31,167	136,940	114,059

Transfers between sub-accounts and the company	(5,087,840)	446,763	18,068,068	5,518,680	31,943,257	28,282,249

Withdrawals	(4,847,070)	(3,751,689)	(15,663,540)	(13,324,694)	(39,877,137)	(42,744,819)

Annual contract fee	(232,618)	(192,584)	(1,038,363)	(1,132,138)	(1,743,737)	(2,150,889)

Net increase (decrease) in net assets from principal transactions	(10,100,099)	(3,408,155)	1,378,434	(8,906,985)	(9,540,677)	(16,499,400)

Total increase (decrease) in net assets	(5,634,303)	22,015,139	(2,085,992)	2,991,774	(19,983,422)	9,676,013

Net assets at beginning of period	71,737,232	49,722,093	171,838,710	168,846,936	378,742,067	369,066,054

Net assets at end of period	$66,102,929	$71,737,232	$169,752,718	$171,838,710	$358,758,645	$378,742,067

	2021	2020	2021	2020	2021	2020

Units, beginning of period	864,591	929,263	10,572,429	11,230,425	25,399,718	26,548,850

Units issued	105,503	232,349	1,205,248	1,627,143	5,243,660	21,215,110

Units redeemed	(219,327)	(297,021)	(1,119,471)	(2,285,139)	(5,879,191)	(22,364,242)

Units, end of period	750,767	864,591	10,658,206	10,572,429	24,764,187	25,399,718

See accompanying notes.

52 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series I		Short Term Government Income Trust Series II		Small Cap Index Trust Series I

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$356,516	$392,664	$283,855	$386,969	$77,468	$143,471

Expenses:

Mortality and expense risk and administrative charges	(322,323)	(348,896)	(326,126)	(400,969)	(215,164)	(159,442)

Net investment income (loss)	34,193	43,768	(42,271)	(14,000)	(137,696)	(15,971)

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	962,350	744,821

Net realized gain (loss)	(20,521)	(54,967)	(76,501)	428,071	718,926	(57,061)

Realized gains (losses)	(20,521)	(54,967)	(76,501)	428,071	1,681,276	687,760

Unrealized appreciation (depreciation) during the period	(673,626)	480,595	(578,885)	(60,337)	99,982	1,146,843

Net increase (decrease) in net assets from operations	(659,954)	469,396	(697,657)	353,734	1,643,562	1,818,632

Changes from principal transactions:

Purchase payments	41,077	138,674	31,706	22,027	23,776	34,050

Transfers between sub-accounts and the company	693,882	943,837	(326,301)	13,198,375	(463,473)	(324,596)

Withdrawals	(2,333,969)	(2,636,943)	(5,410,598)	(9,226,436)	(802,860)	(590,435)

Annual contract fee	(34,717)	(40,952)	(51,068)	(73,101)	(32,033)	(27,084)

Net increase (decrease) in net assets from principal transactions	(1,633,727)	(1,595,384)	(5,756,261)	3,920,865	(1,274,590)	(908,065)

Total increase (decrease) in net assets	(2,293,681)	(1,125,988)	(6,453,918)	4,274,599	368,972	910,567

Net assets at beginning of period	21,912,441	23,038,429	24,221,853	19,947,254	12,812,880	11,902,313

Net assets at end of period	$19,618,760	$21,912,441	$17,767,935$	24,221,853	$13,181,852$	12,812,880

	2021	2020	2021	2020	2021	2020

Units, beginning of period	1,747,177	1,869,108	2,003,023	1,683,089	306,083	333,681

Units issued	319,502	436,541	763,278	2,011,877	33,494	13,727

Units redeemed	(451,498)	(558,472)	(1,243,557)	(1,691,943)	(60,972)	(41,325)

Units, end of period	1,615,181	1,747,177	1,522,744	2,003,023	278,605	306,083

See accompanying notes.

53 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series II		Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$121,078	$304,463	$165,801	$180,943	$84,402	$107,646

Expenses:

Mortality and expense risk and administrative charges	(514,504)	(403,069)	(519,795)	(385,835)	(457,317)	(328,158)

Net investment income (loss)	(393,426)	(98,606)	(353,994)	(204,892)	(372,915)	(220,512)

Realized gains (losses) on investments:

Capital gain distributions received	2,229,496	1,822,232	715,087	1,495,806	580,062	1,215,087

Net realized gain (loss)	1,470,834	268,388	492,164	(1,748,266)	595,470	(1,508,348)

Realized gains (losses)	3,700,330	2,090,620	1,207,251	(252,460)	1,175,532	(293,261)

Unrealized appreciation (depreciation) during the period	456,186	2,353,665	7,730,709	2,420,411	5,925,506	2,117,508

Net increase (decrease) in net assets from operations	3,763,090	4,345,679	8,583,966	1,963,059	6,728,123	1,603,735

Changes from principal transactions:

Purchase payments	56,585	81,269	45,745	66,138	57,044	20,356

Transfers between sub-accounts and the company	(26,771)	(1,474,604)	(574,730)	(785,686)	464,686	(574,100)

Withdrawals	(3,259,677)	(2,217,148)	(3,148,924)	(2,520,468)	(3,261,232)	(2,389,411)

Annual contract fee	(125,304)	(107,971)	(64,379)	(60,719)	(88,951)	(74,315)

Net increase (decrease) in net assets from principal transactions	(3,355,167)	(3,718,454)	(3,742,288)	(3,300,735)	(2,828,453)	(3,017,470)

Total increase (decrease) in net assets	407,923	627,225	4,841,678	(1,337,676)	3,899,670	(1,413,735)

Net assets at beginning of period	30,199,582	29,572,357	30,659,341	31,997,017	24,278,222	25,691,957

Net assets at end of period	$30,607,505	$30,199,582	$35,501,019	$30,659,341	$28,177,892	$24,278,222

	2021	2020	2021	2020	2021	2020

Units, beginning of period	717,999	824,184	677,163	765,207	572,963	656,858

Units issued	63,328	30,746	67,717	35,395	138,739	36,565

Units redeemed	(133,986)	(136,931)	(138,141)	(123,439)	(194,553)	(120,460)

Units, end of period	647,341	717,999	606,739	677,163	517,149	572,963

See accompanying notes.

54 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Stock Trust Series I		Small Cap Stock Trust Series II		Small Cap Value Trust Series I

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$-	$-	$-	$-	$3,276	$5,626

Expenses:

Mortality and expense risk and administrative charges	(9,930)	(7,831)	(540,940)	(448,116)	(6,262)	(4,825)

Net investment income (loss)	(9,930)	(7,831)	(540,940)	(448,116)	(2,986)	801

Realized gains (losses) on investments:

Capital gain distributions received	161,006	116,693	5,418,223	3,955,282	5,577	62,464

Net realized gain (loss)	17,094	13,394	917,180	(256,908)	(30,775)	(44,108)

Realized gains (losses)	178,100	130,087	6,335,403	3,698,374	(25,198)	18,356

Unrealized appreciation (depreciation) during the period	(165,753)	291,252	(5,862,841)	9,278,715	177,402	(69,638)

Net increase (decrease) in net assets from operations	2,417	413,508	(68,378)	12,528,973	149,218	(50,481)

Changes from principal transactions:

Purchase payments	-	-	32,317	57,731	-	-

Transfers between sub-accounts and the company	(134,012)	8,014	(1,899,126)	(3,440,036)	(65,906)	24,442

Withdrawals	(14,742)	(50,493)	(4,286,401)	(2,599,509)	(16,799)	(97,021)

Annual contract fee	(277)	(242)	(81,535)	(78,656)	(96)	(103)

Net increase (decrease) in net assets from principal transactions	(149,031)	(42,721)	(6,234,745)	(6,060,470)	(82,801)	(72,682)

Total increase (decrease) in net assets	(146,614)	370,787	(6,303,123)	6,468,503	66,417	(123,163)

Net assets at beginning of period	1,195,763	824,976	38,273,324	31,804,821	615,774	738,937

Net assets at end of period	$1,049,149	$1,195,763	$31,970,201$	38,273,324	$682,191	$615,774

	2021	2020	2021	2020	2021	2020

Units, beginning of period	24,788	25,747	639,653	790,917	20,031	22,312

Units issued	1,303	1,543	72,047	69,455	503	3,380

Units redeemed	(4,371)	(2,502)	(173,565)	(220,719)	(2,758)	(5,661)

Units, end of period	21,720	24,788	538,135	639,653	17,776	20,031

See accompanying notes.

55 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series II		Small Company Value Trust Series I		Small Company Value Trust Series II

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$78,742	$152,472	$117,598	$89,261	$48,598	$35,002

Expenses:

Mortality and expense risk and administrative charges	(374,744)	(275,824)	(587,650)	(472,151)	(601,901)	(491,685)

Net investment income (loss)	(296,002)	(123,352)	(470,052)	(382,890)	(553,303)	(456,683)

Realized gains (losses) on investments:

Capital gain distributions received	208,807	2,088,545	972,567	2,046,170	973,192	2,124,872

Net realized gain (loss)	(757,655)	(2,611,214)	(4,734,266)	(6,833,219)	(5,747,629)	(6,814,606)

Realized gains (losses)	(548,848)	(522,669)	(3,761,699)	(4,787,049)	(4,774,437)	(4,689,734)

Unrealized appreciation (depreciation) during the period	5,705,052	(1,672,587)	11,588,120	7,261,500	12,452,051	7,140,816

Net increase (decrease) in net assets from operations	4,860,202	(2,318,608)	7,356,369	2,091,561	7,124,311	1,994,399

Changes from principal transactions:

Purchase payments	21,551	25,229	35,022	76,008	107,331	34,932

Transfers between sub-accounts and the company	1,430,348	(394,211)	(1,564,017)	(1,264,885)	(1,363,322)	(1,039,371)

Withdrawals	(2,509,427)	(1,626,135)	(3,881,930)	(2,406,159)	(4,640,683)	(2,798,978)

Annual contract fee	(57,732)	(48,911)	(62,716)	(64,213)	(109,458)	(98,488)

Net increase (decrease) in net assets from principal transactions	(1,115,260)	(2,044,028)	(5,473,641)	(3,659,249)	(6,006,132)	(3,901,905)

Total increase (decrease) in net assets	3,744,942	(4,362,636)	1,882,728	(1,567,688)	1,118,179	(1,907,506)

Net assets at beginning of period	20,452,380	24,815,016	36,719,753	38,287,441	36,282,955	38,190,461

Net assets at end of period	$24,197,322	$20,452,380	$38,602,481	$36,719,753	$37,401,134	$36,282,955

	2021	2020	2021	2020	2021	2020

Units, beginning of period	656,693	727,481	681,333	765,198	861,340	972,522

Units issued	234,333	126,440	25,335	24,726	51,045	26,490

Units redeemed	(266,728)	(197,228)	(113,989)	(108,591)	(172,868)	(137,672)

Units, end of period	624,298	656,693	592,679	681,333	739,517	861,340

See accompanying notes.

56 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series II		Total Bond Market Series Trust NAV

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$880,989	$434,509	$937,756	$421,633	$2,027,052	$2,035,467

Expenses:

Mortality and expense risk and administrative charges	(397,421)	(397,404)	(479,366)	(467,458)	(807,714)	(793,845)

Net investment income (loss)	483,568	37,105	458,390	(45,825)	1,219,338	1,241,622

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-

Net realized gain (loss)	302,485	39,859	353,032	40,929	371,787	168,421

Realized gains (losses)	302,485	39,859	353,032	40,929	371,787	168,421

Unrealized appreciation (depreciation) during the period	(945,570)	1,669,654	(1,091,188)	1,736,879	(4,048,788)	4,019,879

Net increase (decrease) in net assets from operations	(159,517)	1,746,618	(279,766)	1,731,983	(2,457,663)	5,429,922

Changes from principal transactions:

Purchase payments	15,658	16,210	19,735	25,928	4,032	4,934

Transfers between sub-accounts and the company	857,492	(175,829)	2,796,293	(18,686)	8,225,375	4,557,666

Withdrawals	(2,308,320)	(2,378,458)	(3,153,118)	(2,453,839)	(8,578,518)	(7,958,444)

Annual contract fee	(34,055)	(39,740)	(71,897)	(82,065)	(719,748)	(787,607)

Net increase (decrease) in net assets from principal transactions	(1,469,225)	(2,577,817)	(408,987)	(2,528,662)	(1,068,859)	(4,183,451)

Total increase (decrease) in net assets	(1,628,742)	(831,199)	(688,753)	(796,679)	(3,526,522)	1,246,471

Net assets at beginning of period	27,225,509	28,056,708	29,989,703	30,786,382	92,430,582	91,184,111

Net assets at end of period	$25,596,767$	27,225,509	$29,300,950$	29,989,703	$88,904,060$	92,430,582

	2021	2020	2021	2020	2021	2020

Units, beginning of period	1,059,889	1,167,636	1,257,028	1,383,336	6,252,370	6,564,337

Units issued	90,834	36,237	178,509	131,240	638,016	1,068,799

Units redeemed	(151,694)	(143,984)	(196,906)	(257,548)	(707,161)	(1,380,766)

Units, end of period	999,029	1,059,889	1,238,631	1,257,028	6,183,225	6,252,370

See accompanying notes.

57 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Trust Series II		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$1,204,896	$1,529,112	$548,083	$706,744	$386,557	$540,988

Expenses:

Mortality and expense risk and administrative charges	(942,301)	(984,406)	(748,305)	(601,042)	(713,814)	(568,303)

Net investment income (loss)	262,595	544,706	(200,222)	105,702	(327,257)	(27,315)

Realized gains (losses) on investments:

Capital gain distributions received	-	-	2,399,847	3,524,641	2,042,747	3,014,850

Net realized gain (loss)	551,844	2,412,284	2,035,589	843,167	3,265,608	2,302,867

Realized gains (losses)	551,844	2,412,284	4,435,436	4,367,808	5,308,355	5,317,717

Unrealized appreciation (depreciation) during the period	(3,375,958)	284,581	6,033,337	3,018,009	3,604,833	1,125,286

Net increase (decrease) in net assets from operations	(2,561,519)	3,241,571	10,268,551	7,491,519	8,585,931	6,415,688

Changes from principal transactions:

Purchase payments	31,019	58,189	266,058	28,675	416,823	30,630

Transfers between sub-accounts and the company	(4,974,427)	36,528,592	(356,078)	(1,284,193)	1,099,514	(1,099,653)

Withdrawals	(11,886,363)	(16,663,194)	(3,903,304)	(3,742,585)	(4,051,568)	(1,924,895)

Annual contract fee	(423,366)	(498,542)	(64,161)	(64,834)	(163,842)	(139,328)

Net increase (decrease) in net assets from principal transactions	(17,253,137)	19,425,045	(4,057,485)	(5,062,937)	(2,699,073)	(3,133,246)

Total increase (decrease) in net assets	(19,814,656)	22,666,616	6,211,066	2,428,582	5,886,858	3,282,442

Net assets at beginning of period	75,639,911	52,973,295	46,821,178	44,392,596	39,416,068	36,133,626

Net assets at end of period	$55,825,255	$75,639,911	$53,032,244	$46,821,178	$45,302,926	$39,416,068

	2021	2020	2021	2020	2021	2020

Units, beginning of period	5,470,526	4,043,213	1,310,418	1,485,619	885,065	967,269

Units issued	1,324,551	4,010,062	46,531	27,453	77,018	38,881

Units redeemed	(2,604,092)	(2,582,749)	(146,637)	(202,654)	(117,063)	(121,085)

Units, end of period	4,190,985	5,470,526	1,210,312	1,310,418	845,020	885,065

See accompanying notes.

58 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series II		Value Opportunities

	2021	2020	2021	2020	2021	2020

Income:

Dividend distributions received	$162,507	$209,284	$3,199,240	$4,115,145	$19,424	$28,221

Expenses:

Mortality and expense risk and administrative charges	(88,873)	(95,595)	(3,043,055)	(3,300,598)	(44,413)	(41,542)

Net investment income (loss)	73,634	113,689	156,185	814,547	(24,989)	(13,321)

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	796,868	187,027

Net realized gain (loss)	(41,816)	964	(2,240,666)	136,932	380,855	179,870

Realized gains (losses)	(41,816)	964	(2,240,666)	136,932	1,177,723	366,897

Unrealized appreciation (depreciation) during the period	(160,306)	(1,200)	(2,265,243)	(1,254,317)	(806,104)	134,335

Net increase (decrease) in net assets from operations	(128,488)	113,453	(4,349,724)	(302,838)	346,630	487,911

Changes from principal transactions:

Purchase payments	-	-	1,213,364	2,095,242	-	-

Transfers between sub-accounts and the company	321,985	7,351,836	159,433,691	225,669,128	(36,495)	(110,730)

Withdrawals	(4,020,021)	(4,569,079)	(207,344,921)	(208,673,763)	(564,121)	(292,265)

Annual contract fee	(81,905)	(85,062)	(1,487,950)	(1,478,317)	(8,315)	(9,351)

Net increase (decrease) in net assets from principal transactions	(3,779,941)	2,697,695	(48,185,816)	17,612,290	(608,931)	(412,346)

Total increase (decrease) in net assets	(3,908,429)	2,811,148	(52,535,540)	17,309,452	(262,301)	75,565

Net assets at beginning of period	12,300,488	9,489,340	233,365,661	216,056,209	3,036,733	2,961,168

Net assets at end of period	$8,392,059	$12,300,488	$180,830,121	$233,365,661	$2,774,432	$3,036,733

	2021	2020	2021	2020	2021	2020

Units, beginning of period	998,143	775,048	20,405,234	18,954,068	27,603	32,597

Units issued	453,025	1,043,271	19,516,263	21,148,553	185	121

Units redeemed	(761,432)	(820,176)	(23,754,912)	(19,697,387)	(4,238)	(5,115)

Units, end of period	689,736	998,143	16,166,585	20,405,234	23,550	27,603

See accompanying notes.

59 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

1. Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 103 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Global Trust Series I	Global Equity Trust Series I	04/01/2021
Global Trust Series II	Global Equity Trust Series II	04/01/2021
Mid Cap Stock Trust Series I	Mid Cap Growth Trust Series I	10/01/2021
Mid Cap Stock Trust Series II	Mid Cap Growth Trust Series II	10/01/2021

Sub-accounts closed in 2021 are as follows:

Sub-accounts Closed	Effective Date
Lifestyle Aggressive Portfolio Series I	04/23/2021
Lifestyle Aggressive Portfolio Series II	04/23/2021
Managed Volatility Aggressive Portfolio Series I	04/23/2021
Managed Volatility Aggressive Portfolio Series II	04/23/2021

60 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2021.

61 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2021, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

62 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

5. Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.
•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.
•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2021. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2021:

	Level 1	Level 2	Level 3	Total

Mutual Funds

Affiliated	$26,864,114,235	-	-	26,864,114,235

Non-Affiliated	$27,700,642	-	-	27,700,642

Total	$26,891,814,877	-	-	26,891,814,877

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2021.

63 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2021 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series I	$16,514,823	$21,493,658
500 Index Fund Series II	14,331,043	14,157,394
500 Index Fund Series NAV	12,582,190	39,128,639
Active Bond Trust Series I	3,218,303	3,950,641
Active Bond Trust Series II	21,323,683	24,636,409
American Asset Allocation Trust Series I	12,599,096	16,650,196
American Asset Allocation Trust Series II	65,848,398	161,216,343
American Asset Allocation Trust Series III	9,535,632	15,391,366
American Global Growth Trust Series II	14,090,049	32,593,601
American Global Growth Trust Series III	2,102,666	4,119,047
American Growth Trust Series II	52,829,848	127,763,747
American Growth Trust Series III	7,664,232	17,512,346
American Growth-Income Trust Series I	8,516,904	19,458,545
American Growth-Income Trust Series II	30,147,419	101,155,452
American Growth-Income Trust Series III	13,314,333	38,872,946
American International Trust Series II	27,528,265	40,214,321
American International Trust Series III	3,891,629	4,466,068
Basic Value Focus	604,584	720,556
Blue Chip Growth Trust Series I	43,486,410	44,449,447
Blue Chip Growth Trust Series II	23,757,368	30,105,439
Capital Appreciation Trust Series I	34,556,427	32,721,080
Capital Appreciation Trust Series II	22,337,064	21,168,783
Capital Appreciation Value Trust Series II	43,650,651	55,687,430
Core Bond Trust Series I	7,977,256	9,063,519
Core Bond Trust Series II	8,502,097	15,871,683
Disciplined Value International Trust Series I	2,499,993	7,737,679
Disciplined Value International Trust Series II	2,940,002	7,476,937
DWS Equity 500 Index	710,374	1,941,233
Emerging Markets Value Trust Series II	5,264,830	7,547,483
Emerging Markets Value Trust Series NAV	59,929	361,919
Equity Income Trust Series I	12,207,768	26,713,948
Equity Income Trust Series II	11,827,588	22,500,581
Financial Industries Trust Series I	2,952,734	3,259,862
Financial Industries Trust Series II	5,729,982	5,115,379
Fundamental All Cap Core Trust Series II	9,005,882	9,148,790
Fundamental Large Cap Value Trust Series I	29,880,266	32,466,349
Fundamental Large Cap Value Trust Series II	29,907,099	36,371,859
Global Allocation	40,957	4,186
Global Equity Trust Series I (a)	585,994	39,695,338
Global Equity Trust Series II (b)	837,985	3,986,887
Health Sciences Trust Series I	8,269,645	9,869,244
Health Sciences Trust Series II	11,332,306	19,184,739
High Yield Trust Series I	7,394,711	9,245,662
High Yield Trust Series II	11,398,144	10,126,045
International Equity Index Series I	3,116,393	2,582,218
International Equity Index Series II	2,456,854	2,689,875
International Equity Index Series NAV	588,555	1,308,031
International Small Company Trust Series I	1,379,501	2,995,311
International Small Company Trust Series II	1,337,228	3,485,718

64 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

6. Purchases and Sales of Investments  (continued):

Sub-Account	Purchases	Sales
Investment Quality Bond Trust Series I	$16,882,452	$18,039,904
Investment Quality Bond Trust Series II	11,892,173	15,759,559
Lifestyle Aggressive Portfolio Series I (c)	458,408	2,186,952
Lifestyle Aggressive Portfolio Series II (c)	1,170,218	6,930,337
Lifestyle Balanced Portfolio Series I	7,621,005	5,260,490
Lifestyle Balanced Portfolio Series II	131,193,932	115,966,678
Lifestyle Conservative Portfolio Series I	6,314,576	4,621,448
Lifestyle Conservative Portfolio Series II	57,691,745	57,741,332
Lifestyle Growth Portfolio Series I	31,824,597	28,158,919
Lifestyle Growth Portfolio Series II	530,237,618	796,656,896
Lifestyle Growth Portfolio Series NAV	577,032	593,341
Lifestyle Moderate Portfolio Series I	4,002,141	2,641,903
Lifestyle Moderate Portfolio Series II	41,709,445	47,114,096
Managed Volatility Aggressive Portfolio Series I (c)	100,398	34,253,661
Managed Volatility Aggressive Portfolio Series II (c)	239,935	59,520,478
Managed Volatility Balanced Portfolio Series I	10,980,191	46,845,146
Managed Volatility Balanced Portfolio Series II	102,011,597	669,937,284
Managed Volatility Conservative Portfolio Series I	3,400,903	14,189,173
Managed Volatility Conservative Portfolio Series II	33,478,216	143,221,299
Managed Volatility Growth Portfolio Series I	42,820,050	48,573,239
Managed Volatility Growth Portfolio Series II	170,001,937	987,456,455
Managed Volatility Growth Portfolio Series NAV	9,997	25,715
Managed Volatility Moderate Portfolio Series I	4,742,677	18,392,246
Managed Volatility Moderate Portfolio Series II	42,854,329	204,092,445
Mid Cap Growth Trust Series I (d)	53,055,996	26,725,017
Mid Cap Growth Trust Series II (e)	34,975,722	23,321,323
Mid Cap Index Trust Series I	8,317,089	16,245,981
Mid Cap Index Trust Series II	6,635,949	10,214,038
Mid Value Trust Series I	5,738,680	9,419,913
Mid Value Trust Series II	11,043,960	10,087,373
Money Market Trust Series I	824,856	3,930,752
Money Market Trust Series II	3,178,186	22,422,023
Money Market Trust Series NAV	160,486	626,856
Opportunistic Fixed Income Trust Series I	3,518,959	4,084,147
Opportunistic Fixed Income Trust Series II	10,213,718	8,238,566
PIMCO All Asset	1,003,444	1,792,863
Real Estate Securities Trust Series I	2,128,312	5,702,210
Real Estate Securities Trust Series II	7,165,603	8,458,008
Science & Technology Trust Series I	32,832,987	25,396,999
Science & Technology Trust Series II	23,091,662	19,663,875
Select Bond Trust Series I	24,557,397	19,248,884
Select Bond Trust Series II	84,006,177	87,858,244
Short Term Government Income Trust Series I	4,240,358	5,839,893
Short Term Government Income Trust Series II	9,332,890	15,131,420
Small Cap Index Trust Series I	2,617,819	3,067,753
Small Cap Index Trust Series II	5,158,567	6,677,662
Small Cap Opportunities Trust Series I	4,553,687	7,934,882
Small Cap Opportunities Trust Series II	7,594,943	10,216,250
Small Cap Stock Trust Series I	224,650	222,605
Small Cap Stock Trust Series II	9,814,680	11,172,142
Small Cap Value Trust Series I	27,381	107,590
Small Cap Value Trust Series II	8,603,723	9,806,180

65 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

6. Purchases and Sales of Investments  (continued):

Sub-Account	Purchases	Sales
Small Company Value Trust Series I	$2,630,959	$7,602,085
Small Company Value Trust Series II	3,121,370	8,707,611
Strategic Income Opportunities Trust Series I	3,176,592	4,162,250
Strategic Income Opportunities Trust Series II	5,093,545	5,044,142
Total Bond Market Series Trust NAV	11,136,889	10,986,410
Total Bond Market Trust Series II	16,925,118	33,915,660
Total Stock Market Index Trust Series I	4,767,846	6,625,703
Total Stock Market Index Trust Series II	5,529,649	6,513,232
Ultra Short Term Bond Trust Series I	5,680,732	9,387,040
Ultra Short Term Bond Trust Series II	210,757,590	258,787,222
Value Opportunities	832,121	669,173

(a)	Renamed on April 1, 2021. Previously known as Global Trust Series I.

(b)	Renamed on April 1, 2021. Previously known as Global Trust Series II.

(c)	Terminated as an investment option on April 23, 2021. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(d)	Renamed on October 1, 2021. Previously known as Mid Cap Stock Trust Series I.

(e)	Renamed on October 1, 2021. Previously known as Mid Cap Stock Trust Series II.

66 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

500 Index Fund Series I(*)	2021	4,042	$ 47.17 to $ 41.30	$ 174,547	1.90 % to 0.45%	1.32%	27.72 % to 25.88%
	2020	4,339	36.94 to 32.81	148,171	1.90 to 0.45	1.80	17.58 to 15.88
	2019	4,843	31.41 to 28.31	142,077	1.90 to 0.45	1.66	30.47 to 28.59
	2018	5,483	24.08 to 22.02	124,393	1.90 to 0.45	1.30	-5.12 to -6.50
	2017	6,105	25.38 to 23.55	147,484	1.90 to 0.45	1.66	20.98 to 19.24

500 Index Fund Series II(*)	2021	1,921	46.31 to 39.99	76,883	2.05 to 0.45	1.14	27.46 to 25.44
	2020	1,953	36.33 to 31.88	63,007	2.05 to 0.45	1.59	17.30 to 15.43
	2019	2,243	30.97 to 27.62	62,608	2.05 to 0.45	1.51	30.24 to 28.17
	2018	2,418	23.78 to 21.55	52,639	2.05 to 0.45	1.13	-5.31 to -6.83
	2017	2,586	25.12 to 23.13	60,261	2.05 to 0.45	1.50	20.74 to 18.83

500 Index Fund Series NAV(*)	2021	4,633	45.89 to 38.36	206,968	2.05 to 0.80	1.33	27.33 to 25.75
	2020	5,504	36.04 to 30.50	193,699	2.05 to 0.80	1.82	17.19 to 15.73
	2019	6,220	30.75 to 26.36	187,147	2.05 to 0.80	1.69	30.11 to 28.50
	2018	7,468	23.63 to 20.51	173,126	2.05 to 0.80	1.31	-5.41 to -6.59
	2017	8,459	24.98 to 21.96	207,675	2.05 to 0.80	1.69	20.58 to 19.08

Active Bond Trust Series I(*)	2021	1,043	26.03 to 20.44	22,966	1.90 to 0.45	3.21	-1.02 to -2.44
	2020	1,111	26.30 to 20.95	24,963	1.90 to 0.45	2.90	8.30 to 6.74
	2019	1,212	24.28 to 19.63	25,396	1.90 to 0.45	2.69	8.76 to 7.20
	2018	1,322	22.32 to 18.31	25,739	1.90 to 0.45	3.10	-1.05 to -2.48
	2017	1,451	22.56 to 18.77	28,904	1.90 to 0.45	3.43	4.37 to 2.88

Active Bond Trust Series II(*)	2021	6,003	19.28 to 14.15	123,998	2.05 to 1.00	2.99	-1.76 to -2.79
	2020	6,337	19.84 to 14.41	134,054	2.05 to 1.00	2.78	7.48 to 6.36
	2019	6,290	18.65 to 13.40	124,667	2.05 to 1.00	2.53	7.94 to 6.81
	2018	6,520	17.46 to 12.42	120,639	2.05 to 1.00	2.89	-1.79 to -2.82
	2017	7,619	17.97 to 12.64	144,487	2.05 to 1.00	3.21	3.59 to 2.51

American Asset Allocation Trust Series I(*)	2021	4,219	32.70 to 26.43	119,879	1.90 to 0.45	1.56	14.19 to 12.55
	2020	4,605	28.64 to 23.49	115,923	1.90 to 0.45	1.35	11.51 to 9.91
	2019	4,963	25.68 to 21.37	113,208	1.90 to 0.45	1.34	20.24 to 18.50
	2018	5,496	21.36 to 18.03	104,975	1.90 to 0.45	1.57	-5.34 to -6.71
	2017	6,072	22.56 to 19.33	123,761	1.90 to 0.45	1.17	15.27 to 13.62

American Asset Allocation Trust Series II(*)	2021	31,404	27.85 to 25.45	855,187	2.05 to 1.00	1.42	13.47 to 12.29
	2020	36,881	24.54 to 22.67	888,734	2.05 to 1.00	1.24	10.80 to 9.64
	2019	41,211	22.15 to 20.67	900,004	2.05 to 1.00	1.22	19.47 to 18.22
	2018	47,315	18.54 to 17.49	868,429	2.05 to 1.00	1.47	-6.01 to -7.00
	2017	54,127	19.73 to 18.80	1,061,204	2.05 to 1.00	1.07	14.54 to 13.35

American Asset Allocation Trust Series III(*)	2021	3,771	34.33 to 30.93	127,779	1.55 to 0.80	1.88	14.15 to 13.30
	2020	4,203	30.07 to 27.30	124,838	1.55 to 0.80	1.70	11.55 to 10.71
	2019	4,588	26.96 to 24.66	122,259	1.55 to 0.80	1.67	20.19 to 19.30
	2018	5,240	22.43 to 20.67	116,316	1.55 to 0.80	1.91	-5.39 to -6.10
	2017	5,984	23.71 to 22.01	140,567	1.55 to 0.80	1.50	15.33 to 14.47

American Global Growth Trust Series II(*)	2021	4,198	39.01 to 35.26	158,586	2.05 to 1.00	0.00	14.77 to 13.57
	2020	4,896	33.99 to 31.05	161,922	2.05 to 1.00	0.07	28.51 to 27.16
	2019	5,857	26.45 to 24.42	151,504	2.05 to 1.00	0.54	33.32 to 31.93
	2018	6,911	19.84 to 18.51	134,638	2.05 to 1.00	0.57	-10.37 to -11.31
	2017	7,936	22.14 to 20.87	173,375	2.05 to 1.00	0.17	29.62 to 28.27

American Global Growth Trust Series III(*)	2021	721	46.62 to 42.01	33,062	1.55 to 0.80	0.00	15.48 to 14.62
	2020	804	40.37 to 36.65	31,935	1.55 to 0.80	0.06	29.40 to 28.43
	2019	967	31.20 to 28.54	29,730	1.55 to 0.80	0.96	34.10 to 33.10
	2018	1,174	23.27 to 21.44	26,969	1.55 to 0.80	1.00	-9.77 to -10.45
	2017	1,253	25.79 to 23.94	31,918	1.55 to 0.80	0.56	30.30 to 29.33

American Growth Trust Series II(*)	2021	7,668	112.67 to 83.58	639,183	2.05 to 0.45	0.31	20.94 to 19.02
	2020	9,063	93.16 to 70.22	631,754	2.05 to 0.45	0.08	50.77 to 48.38
	2019	11,474	61.79 to 47.32	535,195	2.05 to 0.45	0.73	29.61 to 27.55
	2018	13,671	47.67 to 37.10	495,562	2.05 to 0.45	0.30	-1.16 to -2.74
	2017	16,059	48.23 to 38.15	595,655	2.05 to 0.45	0.27	27.17 to 25.15

American Growth Trust Series III(*)	2021	1,674	64.36 to 57.99	105,964	1.55 to 0.80	0.71	21.03 to 20.12
	2020	1,954	53.18 to 48.28	102,290	1.55 to 0.80	0.08	50.77 to 49.64
	2019	2,594	35.27 to 32.26	90,208	1.55 to 0.80	1.17	29.76 to 28.79
	2018	3,093	27.18 to 25.05	82,982	1.55 to 0.80	0.71	-1.08 to -1.82
	2017	3,580	27.48 to 25.51	97,231	1.55 to 0.80	0.70	27.20 to 26.25

American Growth-Income Trust Series I(*)	2021	2,018	70.37 to 53.68	117,447	1.90 to 0.45	0.72	23.06 to 21.29
	2020	2,317	57.19 to 44.26	110,631	1.90 to 0.45	1.33	12.60 to 10.97
	2019	2,634	50.79 to 39.89	112,835	1.90 to 0.45	1.49	25.14 to 23.34
	2018	2,973	40.59 to 32.34	102,807	1.90 to 0.45	1.35	-2.62 to -4.03
	2017	3,388	41.68 to 33.70	121,608	1.90 to 0.45	1.03	21.49 to 19.74

67 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values  (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

American Growth-Income Trust Series II(*)	2021	8,633	$ 69.37 to $ 51.46	$ 448,548	2.05 % to 0.45%	0.64%	22.96 % to 21.01%
	2020	10,493	56.42 to 42.52	448,301	2.05 to 0.45	1.26	12.52 to 10.72
	2019	11,502	50.14 to 38.40	441,928	2.05 to 0.45	1.39	25.08 to 23.10
	2018	13,514	40.09 to 31.20	418,780	2.05 to 0.45	1.25	-2.71 to -4.26
	2017	15,764	41.20 to 32.59	507,128	2.05 to 0.45	0.95	21.34 to 19.42

American Growth-Income Trust Series III(*)	2021	4,834	45.24 to 40.76	215,229	1.55 to 0.80	1.06	23.14 to 22.22
	2020	5,724	36.74 to 33.35	207,203	1.55 to 0.80	1.71	12.57 to 11.72
	2019	6,269	32.64 to 29.85	201,783	1.55 to 0.80	1.84	25.16 to 24.22
	2018	7,331	26.08 to 24.03	188,742	1.55 to 0.80	1.68	-2.60 to -3.34
	2017	8,380	26.77 to 24.86	221,783	1.55 to 0.80	1.39	21.42 to 20.51

American International Trust Series II(*)	2021	7,549	35.80 to 20.63	253,255	2.05 to 1.00	1.71	-2.94 to -3.95
	2020	7,899	37.27 to 21.26	274,988	2.05 to 1.00	0.25	12.26 to 11.09
	2019	8,655	33.55 to 18.93	270,480	2.05 to 1.00	0.79	21.05 to 19.79
	2018	10,103	28.01 to 15.64	261,041	2.05 to 1.00	2.48	-14.45 to -15.35
	2017	11,003	33.09 to 18.28	333,479	2.05 to 1.00	0.71	30.19 to 28.84

American International Trust Series III(*)	2021	1,726	21.02 to 18.94	35,682	1.55 to 0.80	2.21	-2.29 to -3.02
	2020	1,773	21.52 to 19.53	37,553	1.55 to 0.80	0.71	13.07 to 12.22
	2019	1,949	19.03 to 17.40	36,565	1.55 to 0.80	1.28	21.91 to 21.00
	2018	2,255	15.61 to 14.38	34,732	1.55 to 0.80	2.98	-13.90 to -14.54
	2017	2,404	18.13 to 16.83	43,050	1.55 to 0.80	1.17	31.07 to 30.09

Basic Value Focus	2021	63	71.81 to 34.92	3,864	1.80 to 1.40	1.05	19.87 to 19.39
	2020	75	59.90 to 29.25	3,801	1.80 to 1.40	2.22	1.77 to 1.36
	2019	86	58.86 to 28.85	4,219	1.80 to 1.40	2.23	21.99 to 21.51
	2018	95	48.25 to 23.75	3,829	1.80 to 1.40	1.55	-9.34 to -9.71
	2017	109	53.22 to 26.30	4,930	1.80 to 1.40	1.31	6.65 to 6.22

Blue Chip Growth Trust Series I(*)	2021	2,685	97.59 to 64.58	286,987	1.90 to 0.45	0.00	16.34 to 14.67
	2020	3,052	83.88 to 56.31	281,323	1.90 to 0.45	0.00	33.70 to 31.77
	2019	3,479	62.74 to 42.74	241,695	1.90 to 0.45	0.00	29.21 to 27.35
	2018	3,990	48.55 to 33.56	216,533	1.90 to 0.45	0.02	1.51 to 0.04
	2017	4,510	47.83 to 33.54	243,660	1.90 to 0.45	0.07	35.67 to 33.73

Blue Chip Growth Trust Series II(*)	2021	1,754	78.00 to 55.29	126,314	2.05 to 1.00	0.00	15.47 to 14.27
	2020	2,084	68.26 to 47.88	130,587	2.05 to 1.00	0.00	32.73 to 31.34
	2019	2,455	51.97 to 36.08	116,834	2.05 to 1.00	0.00	28.24 to 26.90
	2018	2,880	40.96 to 28.13	107,498	2.05 to 1.00	0.00	0.76 to -0.30
	2017	3,103	41.08 to 27.92	115,266	2.05 to 1.00	0.00	34.62 to 33.22

Capital Appreciation Trust Series I(*)	2021	3,676	65.10 to 64.86	196,076	1.90 to 0.45	0.00	15.23 to 13.57
	2020	4,197	57.12 to 56.49	196,185	1.90 to 0.45	0.00	55.34 to 53.10
	2019	4,687	37.31 to 36.37	142,530	1.90 to 0.45	0.04	32.30 to 30.39
	2018	5,277	28.61 to 27.49	122,498	1.90 to 0.45	0.26	-1.25 to -2.68
	2017	5,906	29.40 to 27.84	140,279	1.90 to 0.45	0.06	35.92 to 33.97

Capital Appreciation Trust Series II(*)	2021	999	88.27 to 61.49	75,300	2.05 to 1.00	0.00	14.49 to 13.29
	2020	1,156	77.92 to 53.71	77,121	2.05 to 1.00	0.00	54.15 to 52.54
	2019	1,315	51.08 to 34.84	57,289	2.05 to 1.00	0.01	31.33 to 29.95
	2018	1,523	39.31 to 26.53	50,795	2.05 to 1.00	0.04	-1.98 to -3.01
	2017	1,692	40.53 to 27.07	57,963	2.05 to 1.00	0.00	34.85 to 33.45

Capital Appreciation Value Trust Series II(*)	2021	7,337	36.74 to 35.26	270,930	2.05 to 1.00	0.57	16.68 to 15.46
	2020	8,472	31.82 to 30.22	268,577	2.05 to 1.00	0.89	16.02 to 14.80
	2019	9,499	27.72 to 26.05	260,486	2.05 to 1.00	1.18	22.86 to 21.58
	2018	10,875	22.80 to 21.20	243,307	2.05 to 1.00	1.88	-0.90 to -1.94
	2017	12,364	23.25 to 21.39	280,370	2.05 to 1.00	1.23	13.85 to 12.66

Core Bond Trust Series I(*)	2021	2,999	22.48 to 17.65	55,323	1.90 to 0.45	1.78	-2.40 to -3.80
	2020	3,184	23.03 to 18.35	61,027	1.90 to 0.45	2.29	8.13 to 6.57
	2019	3,442	21.30 to 17.22	61,700	1.90 to 0.45	2.37	7.84 to 6.29
	2018	3,785	19.75 to 16.20	63,639	1.90 to 0.45	2.37	-1.04 to -2.47
	2017	4,369	19.96 to 16.61	75,033	1.90 to 0.45	2.03	2.94 to 1.46

Core Bond Trust Series II(*)	2021	3,414	16.98 to 13.81	60,036	2.05 to 1.00	1.55	-3.20 to -4.21
	2020	3,960	17.73 to 14.27	72,609	2.05 to 1.00	2.12	7.42 to 6.30
	2019	4,176	16.68 to 13.28	71,521	2.05 to 1.00	2.20	6.97 to 5.85
	2018	4,477	15.76 to 12.42	72,132	2.05 to 1.00	2.18	-1.78 to -2.81
	2017	5,342	16.21 to 12.64	87,944	2.05 to 1.00	1.87	2.18 to 1.12

Disciplined Value International Trust Series I(*)	2021	2,087	30.18 to 24.19	48,476	1.90 to 0.45	2.52	12.55 to 10.93
	2020	2,344	26.81 to 21.81	48,831	1.90 to 0.45	2.10	2.81 to 1.33
	2019	2,611	26.08 to 21.52	53,425	1.90 to 0.45	2.71	11.83 to 10.22
	2018	2,949	23.32 to 19.53	54,546	1.90 to 0.45	2.39	-15.42 to -16.64
	2017	3,295	27.57 to 23.43	72,751	1.90 to 0.45	1.76	16.62 to 14.94

68 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values  (continued):

	At December 31,					For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Disciplined Value International Trust Series II(*)	2021		1,651	$ 28.69 to $ 17.37	$ 40,418	2.05 % to 1.00%	2.33%	11.74 % to 10.57%
	2020		1,851	25.94 to 15.55	40,835	2.05 to 1.00	1.94	2.04 to 0.97
	2019		2,030	25.69 to 15.24	44,182	2.05 to 1.00	2.55	11.01 to 9.86
	2018		2,251	23.39 to 13.72	44,427	2.05 to 1.00	2.17	-16.02 to -16.90
	2017		2,587	28.15 to 16.34	61,335	2.05 to 1.00	1.58	15.72 to 14.51

DWS Equity 500 Index	2021		200	75.09 to 56.43	14,267	2.05 to 1.40	1.05	26.09 to 25.27
	2020		226	59.55 to 45.05	12,883	2.05 to 1.40	1.36	16.00 to 15.24
	2019		247	51.34 to 39.09	12,152	2.05 to 1.40	1.58	28.82 to 27.99
	2018		279	39.85 to 30.54	10,682	2.05 to 1.40	1.32	-6.33 to -6.94
	2017		314	42.55 to 32.82	12,879	2.05 to 1.40	1.40	19.38 to 18.61

Emerging Markets Value Trust Series II(*)	2021		2,193	13.98 to 13.07	29,400	2.05 to 0.45	2.15	10.58 to 8.83
	2020		2,379	12.64 to 12.01	29,116	2.05 to 0.45	2.25	2.89 to 1.25
	2019		2,552	12.29 to 11.86	30,665	2.05 to 0.45	2.93	10.21 to 8.46
	2018		2,809	11.15 to 10.94	30,944	2.05 to 0.45	2.23	-14.18 to -15.55
	2017		3,264	12.99 to 12.95	42,338	2.05 to 0.45	4.38	3.91 to 3.63

Emerging Markets Value Trust Series NAV(*)	2021		89	13.92 to 13.49	1,234	1.55 to 0.80	2.32	10.36 to 9.54
	2020		113	12.61 to 12.31	1,416	1.55 to 0.80	2.51	2.89 to 2.12
	2019		122	12.26 to 12.06	1,485	1.55 to 0.80	3.20	10.01 to 9.19
	2018		131	11.14 to 11.04	1,452	1.55 to 0.80	2.58	-14.17 to -14.82
	2017		143	12.98 to 12.97	1,855	1.55 to 0.80	5.49	3.86 to 3.72

Equity Income Trust Series I(*)	2021		2,411	59.48 to 37.39	173,873	1.90 to 0.45	1.93	24.85 to 23.06
	2020		2,708	47.64 to 30.38	157,037	1.90 to 0.45	2.94	0.56 to -0.89
	2019		3,052	47.38 to 30.65	177,745	1.90 to 0.45	2.05	25.78 to 23.97
	2018		3,216	37.67 to 24.73	152,265	1.90 to 0.45	1.79	-9.99 to -11.29
	2017		3,727	41.85 to 27.87	196,454	1.90 to 0.45	2.21	15.77 to 14.11

Equity Income Trust Series II(*)	2021		2,950	48.22 to 41.34	111,261	2.05 to 0.45	1.74	24.65 to 22.67
	2020		3,322	38.69 to 33.70	101,646	2.05 to 0.45	2.79	0.29 to -1.30
	2019		3,726	38.57 to 34.14	115,219	2.05 to 0.45	1.88	25.61 to 23.61
	2018		3,782	30.71 to 27.62	94,017	2.05 to 0.45	1.59	-10.16 to -11.60
	2017		4,389	34.18 to 31.24	122,995	2.05 to 0.45	2.02	15.48 to 13.66

Financial Industries Trust Series I(*)	2021		266	35.42 to 32.83	9,261	1.90 to 1.40	0.82	27.90 to 27.26
	2020		275	27.69 to 25.80	7,492	1.90 to 1.40	1.32	0.75 to 0.24
	2019		342	27.49 to 25.73	9,202	1.90 to 1.40	4.12	29.96 to 29.31
	2018		407	21.15 to 19.90	8,458	1.90 to 1.40	1.15	-15.68 to -16.11
	2017		474	25.09 to 23.72	11,693	1.90 to 1.40	1.16	13.69 to 13.12

Financial Industries Trust Series II(*)	2021		427	38.62 to 32.52	15,200	2.05 to 1.00	0.67	28.09 to 26.76
	2020		402	30.47 to 25.39	11,294	2.05 to 1.00	1.15	0.97 to -0.09
	2019		473	30.49 to 25.15	13,265	2.05 to 1.00	3.93	30.21 to 28.85
	2018		527	23.67 to 19.31	11,387	2.05 to 1.00	1.12	-15.48 to -16.37
	2017		625	28.30 to 22.85	16,106	2.05 to 1.00	0.96	13.88 to 12.69

Fundamental All Cap Core Trust Series II(*)	2021		751	67.74 to 31.08	54,490	2.05 to 1.00	0.00	29.04 to 27.70
	2020		808	53.04 to 24.08	45,550	2.05 to 1.00	0.19	25.38 to 24.07
	2019		963	42.75 to 19.21	43,404	2.05 to 1.00	0.24	34.83 to 33.42
	2018		1,098	32.04 to 14.25	37,081	2.05 to 1.00	0.20	-14.21 to -15.11
	2017		1,221	37.75 to 16.61	48,359	2.05 to 1.00	0.55	26.16 to 24.85

Fundamental Large Cap Value Trust Series I(*)	2021		4,755	53.96 to 41.76	212,868	1.90 to 0.45	0.76	29.38 to 27.52
	2020		5,359	41.70 to 32.75	187,210	1.90 to 0.45	1.08	11.46 to 9.85
	2019		6,025	37.42 to 29.81	190,760	1.90 to 0.45	1.14	35.24 to 33.30
	2018		6,828	27.67 to 22.36	161,567	1.90 to 0.45	1.07	-17.41 to -18.61
	2017		7,734	33.50 to 27.48	223,805	1.90 to 0.45	1.59	16.91 to 15.23

Fundamental Large Cap Value Trust Series II(*)	2021		3,802	40.01 to 24.20	152,418	2.05 to 1.00	0.56	28.43 to 27.09
	2020		4,415	31.48 to 18.85	137,695	2.05 to 1.00	0.88	10.64 to 9.48
	2019		4,994	28.76 to 17.03	141,440	2.05 to 1.00	0.93	34.24 to 32.84
	2018		6,141	21.65 to 12.69	129,991	2.05 to 1.00	0.87	-18.06 to -18.92
	2017		6,914	26.70 to 15.49	178,758	2.05 to 1.00	1.40	16.03 to 14.83

Global Allocation	2021		10	34.60 to 28.09	270	1.75 to 1.40	0.77	5.07 to 4.70
	2020		10	33.05 to 26.74	256	1.75 to 1.40	1.04	19.12 to 18.70
	2019		11	27.84 to 22.45	255	1.75 to 1.40	1.15	16.19 to 15.79
	2018		11	24.04 to 19.32	227	1.75 to 1.40	0.81	-8.81 to -9.13
	2017		11	26.46 to 21.18	251	1.75 to 1.40	0.84	12.17 to 11.78

Global Equity Trust Series I(*)	2021	(e)	9,406	33.24 to 24.22	257,002	1.90 to 0.45	0.00	20.76 to 19.02
	2020		10,891	27.53 to 20.35	246,986	1.90 to 0.45	1.03	6.12 to 4.58
	2019		3,560	25.94 to 19.46	95,996	1.90 to 0.45	2.13	15.52 to 13.86
	2018		3,921	22.45 to 17.09	93,402	1.90 to 0.45	1.76	-14.88 to -16.11
	2017		4,161	26.38 to 20.37	119,324	1.90 to 0.45	1.83	18.35 to 16.65

69 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values  (continued):

	At December 31,					For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Global Equity Trust Series II(*)	2021	(f)	894	$ 30.40 to $ 17.81	$ 24,130	2.05 % to 1.00%	0.00%	19.81 % to 18.56%
	2020		1,002	25.64 to 14.86	22,769	2.05 to 1.00	1.08	5.36 to 4.26
	2019		1,202	24.60 to 14.11	26,152	2.05 to 1.00	1.89	14.68 to 13.48
	2018		1,391	21.67 to 12.30	26,538	2.05 to 1.00	1.50	-15.50 to -16.39
	2017		1,658	25.92 to 14.56	37,859	2.05 to 1.00	1.66	17.45 to 16.23

Health Sciences Trust Series I(*)	2021		455	148.11 to 108.19	54,184	1.90 to 0.45	0.00	10.69 to 9.10
	2020		507	133.80 to 99.16	55,265	1.90 to 0.45	0.00	26.60 to 24.77
	2019		583	105.69 to 79.48	50,631	1.90 to 0.45	0.00	28.10 to 26.26
	2018		670	82.50 to 62.95	45,999	1.90 to 0.45	0.00	0.23 to -1.22
	2017		744	82.31 to 63.72	51,425	1.90 to 0.45	0.00	26.94 to 25.11

Health Sciences Trust Series II(*)	2021		570	121.06 to 52.87	65,318	2.05 to 1.00	0.00	9.86 to 8.72
	2020		700	111.36 to 48.13	73,089	2.05 to 1.00	0.00	25.62 to 24.31
	2019		729	89.58 to 38.31	60,712	2.05 to 1.00	0.00	27.12 to 25.79
	2018		849	71.22 to 30.14	56,169	2.05 to 1.00	0.00	-0.48 to -1.53
	2017		965	72.32 to 30.28	63,593	2.05 to 1.00	0.00	25.99 to 24.68

High Yield Trust Series I(*)	2021		2,423	35.58 to 28.52	51,010	1.90 to 0.45	4.91	5.35 to 3.83
	2020		2,579	33.77 to 27.47	52,470	1.90 to 0.45	6.22	5.34 to 3.82
	2019		2,760	32.06 to 26.46	54,750	1.90 to 0.45	5.25	15.14 to 13.49
	2018		2,982	27.84 to 23.32	51,588	1.90 to 0.45	5.78	-3.45 to -4.85
	2017		3,438	28.84 to 24.50	62,433	1.90 to 0.45	5.17	7.02 to 5.48

High Yield Trust Series II(*)	2021		1,693	27.55 to 17.74	44,648	2.05 to 1.00	4.68	4.62 to 3.52
	2020		1,722	26.61 to 16.96	43,034	2.05 to 1.00	5.82	4.61 to 3.52
	2019		1,940	25.71 to 16.21	47,178	2.05 to 1.00	4.98	14.35 to 13.15
	2018		2,088	22.72 to 14.18	45,027	2.05 to 1.00	5.44	-4.12 to -5.13
	2017		2,456	23.95 to 14.79	55,499	2.05 to 1.00	5.00	6.07 to 4.96

International Equity Index Series I(*)	2021		881	19.78 to 18.89	17,387	1.90 to 1.40	2.64	6.10 to 5.57
	2020		877	18.64 to 17.89	16,342	1.90 to 1.40	2.41	9.10 to 8.56
	2019		1,073	17.08 to 16.48	18,350	1.90 to 1.40	2.71	19.68 to 19.09
	2018		857	14.27 to 13.84	12,215	1.90 to 1.40	2.28	-15.30 to -15.72
	2017		921	16.85 to 16.42	15,509	1.90 to 1.40	2.16	25.54 to 24.91

International Equity Index Series II(*)	2021		1,002	21.18 to 18.29	19,154	2.05 to 0.45	2.33	6.84 to 5.15
	2020		1,033	19.82 to 17.39	18,701	2.05 to 0.45	2.33	9.98 to 8.23
	2019		1,100	18.02 to 16.07	18,331	2.05 to 0.45	2.65	20.57 to 18.65
	2018		814	14.95 to 13.54	11,356	2.05 to 0.45	2.00	-14.66 to -16.02
	2017		918	17.52 to 16.13	15,168	2.05 to 0.45	2.04	26.47 to 24.47

International Equity Index Series NAV(*)	2021		656	16.06 to 14.62	10,219	2.05 to 1.40	2.57	6.10 to 5.41
	2020		717	15.14 to 13.87	10,547	2.05 to 1.40	2.52	9.21 to 8.50
	2019		785	13.86 to 12.78	10,617	2.05 to 1.40	2.45	19.75 to 18.98
	2018		803	11.57 to 10.74	9,080	2.05 to 1.40	2.29	-15.30 to -15.86
	2017		902	13.66 to 12.76	12,080	2.05 to 1.40	2.16	25.68 to 24.87

International Small Company Trust Series I(*)	2021		673	29.29 to 24.56	17,489	1.90 to 0.45	1.25	13.21 to 11.58
	2020		756	25.87 to 22.01	17,527	1.90 to 0.45	2.06	7.88 to 6.32
	2019		862	23.98 to 20.70	18,694	1.90 to 0.45	2.15	22.05 to 20.30
	2018		972	19.65 to 17.21	17,469	1.90 to 0.45	1.23	-20.46 to -21.61
	2017		1,107	24.70 to 21.95	25,245	1.90 to 0.45	1.38	28.88 to 27.03

International Small Company Trust Series II(*)	2021		432	23.90 to 23.53	10,694	2.05 to 1.00	0.99	12.34 to 11.16
	2020		528	21.27 to 21.17	11,734	2.05 to 1.00	1.88	7.09 to 5.97
	2019		579	19.98 to 19.86	12,084	2.05 to 1.00	1.76	21.14 to 19.87
	2018		669	16.66 to 16.40	11,576	2.05 to 1.00	1.22	-21.07 to -21.90
	2017		764	21.34 to 20.77	16,816	2.05 to 1.00	1.23	27.89 to 26.56

Investment Quality Bond Trust Series I(*)	2021		5,288	34.51 to 21.60	116,290	1.90 to 0.45	2.00	-1.70 to -3.12
	2020		5,425	35.11 to 22.30	123,909	1.90 to 0.45	2.30	8.88 to 7.31
	2019		5,736	32.24 to 20.78	120,544	1.90 to 0.45	2.51	8.87 to 7.31
	2018		6,011	29.62 to 19.36	116,517	1.90 to 0.45	2.69	-1.26 to -2.69
	2017		6,868	30.00 to 19.90	135,673	1.90 to 0.45	2.57	4.14 to 2.64

Investment Quality Bond Trust Series II(*)	2021		2,917	18.12 to 14.57	58,174	2.05 to 0.35	1.76	-1.80 to -3.45
	2020		3,147	18.76 to 14.83	65,360	2.05 to 0.35	2.11	8.77 to 6.93
	2019		3,225	17.55 to 13.64	62,380	2.05 to 0.35	2.34	8.77 to 6.93
	2018		3,237	16.41 to 12.54	58,447	2.05 to 0.35	2.49	-1.27 to -2.95
	2017		3,685	16.91 to 12.70	68,204	2.05 to 0.35	2.46	3.94 to 2.19

Lifestyle Balanced Portfolio Series I(*)	2021		1,683	20.80 to 19.03	33,904	1.90 to 0.80	2.59	8.57 to 7.38
	2020		1,655	19.16 to 17.73	30,797	1.90 to 0.80	2.70	11.79 to 10.56
	2019		1,640	17.14 to 16.03	27,494	1.90 to 0.80	2.06	16.80 to 15.52
	2018		1,518	14.68 to 13.88	21,831	1.90 to 0.80	2.32	-5.13 to -6.17
	2017		1,482	15.47 to 14.79	22,597	1.90 to 0.80	2.67	11.42 to 10.21

70 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values  (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Lifestyle Balanced Portfolio Series II(*)	2021	32,150	$ 21.22 to $ 18.50	$ 674,475	2.05 % to 0.35%	2.34%	8.83 % to 7.00%
	2020	32,992	19.50 to 17.29	643,394	2.05 to 0.35	2.55	12.07 to 10.18
	2019	31,282	17.40 to 15.69	553,245	2.05 to 0.35	1.76	17.15 to 15.18
	2018	31,343	14.85 to 13.63	477,792	2.05 to 0.35	1.97	-4.96 to -6.57
	2017	35,280	15.63 to 14.58	575,485	2.05 to 0.35	1.99	11.77 to 9.89

Lifestyle Conservative Portfolio Series I(*)	2021	905	17.45 to 15.97	15,287	1.90 to 0.80	2.86	2.14 to 1.02
	2020	839	17.08 to 15.80	13,935	1.90 to 0.80	3.51	9.86 to 8.66
	2019	626	15.55 to 14.54	9,491	1.90 to 0.80	2.09	11.56 to 10.34
	2018	632	13.94 to 13.18	8,598	1.90 to 0.80	2.50	-2.76 to -3.83
	2017	574	14.33 to 13.71	8,059	1.90 to 0.80	3.22	6.11 to 4.95

Lifestyle Conservative Portfolio Series II(*)	2021	8,495	17.78 to 15.50	144,765	2.05 to 0.35	2.65	2.32 to 0.60
	2020	8,820	17.38 to 15.41	148,067	2.05 to 0.35	2.89	10.14 to 8.28
	2019	7,165	15.78 to 14.23	110,661	2.05 to 0.35	2.01	11.83 to 9.95
	2018	7,532	14.11 to 12.94	105,253	2.05 to 0.35	2.48	-2.51 to -4.16
	2017	6,606	14.47 to 13.51	96,082	2.05 to 0.35	2.22	6.37 to 4.58

Lifestyle Growth Portfolio Series I(*)	2021	10,080	23.28 to 21.30	231,438	1.90 to 0.80	2.30	13.16 to 11.92
	2020	10,715	20.57 to 19.03	217,972	1.90 to 0.80	2.46	12.67 to 11.44
	2019	11,476	18.26 to 17.08	207,532	1.90 to 0.80	1.79	20.49 to 19.17
	2018	12,842	15.15 to 14.33	192,754	1.90 to 0.80	2.08	-6.87 to -7.89
	2017	13,985	16.27 to 15.56	225,786	1.90 to 0.80	3.78	15.21 to 13.96

Lifestyle Growth Portfolio Series II(*)	2021	212,026	23.76 to 19.41	4,909,854	2.10 to 0.35	2.05	13.44 to 11.47
	2020	239,970	20.94 to 18.57	4,945,662	2.05 to 0.35	2.24	12.97 to 11.07
	2019	266,955	18.54 to 16.72	4,925,106	2.05 to 0.35	1.57	20.78 to 18.74
	2018	299,274	15.35 to 14.08	4,608,995	2.05 to 0.35	1.83	-6.64 to -8.22
	2017	340,524	16.44 to 15.34	5,694,619	2.05 to 0.35	3.06	15.49 to 13.55

Lifestyle Growth Portfolio Series NAV(*)	2021	346	18.05 to 17.75	6,657	1.60 to 1.20	2.37	12.77 to 12.32
	2020	375	16.00 to 15.80	6,390	1.60 to 1.20	2.50	12.28 to 11.83
	2019	405	14.25 to 14.13	6,145	1.60 to 1.20	1.78	20.07 to 19.59
	2018	474	11.87 to 11.81	5,968	1.60 to 1.20	2.15	-7.20 to -7.57
	2017	509	12.79 to 12.78	6,909	1.60 to 1.20	10.66	2.33 to 2.26

Lifestyle Moderate Portfolio Series I(*)	2021	696	19.62 to 17.95	13,213	1.90 to 0.80	2.70	6.39 to 5.23
	2020	658	18.44 to 17.06	11,799	1.90 to 0.80	2.92	11.20 to 9.98
	2019	569	16.59 to 15.51	9,198	1.90 to 0.80	2.17	15.04 to 13.79
	2018	548	14.42 to 13.63	7,725	1.90 to 0.80	2.65	-4.35 to -5.40
	2017	518	15.07 to 14.41	7,686	1.90 to 0.80	2.39	9.55 to 8.36

Lifestyle Moderate Portfolio Series II(*)	2021	10,300	20.03 to 17.46	203,047	2.05 to 0.35	2.44	6.65 to 4.85
	2020	11,072	18.78 to 16.66	207,120	2.05 to 0.35	2.72	11.48 to 9.59
	2019	9,979	16.85 to 15.20	170,456	2.05 to 0.35	1.80	15.31 to 13.37
	2018	9,928	14.61 to 13.41	148,770	2.05 to 0.35	2.04	-4.11 to -5.74
	2017	10,894	15.24 to 14.22	172,970	2.05 to 0.35	2.10	9.89 to 8.04

Managed Volatility Balanced Portfolio Series I(*)	2021	12,096	38.20 to 26.39	326,559	1.90 to 0.45	2.44	9.27 to 7.70
	2020	13,557	34.96 to 24.51	339,210	1.90 to 0.45	2.45	1.35 to -0.11
	2019	15,262	34.49 to 24.54	380,724	1.90 to 0.45	1.92	17.39 to 15.70
	2018	17,257	29.38 to 21.21	370,157	1.90 to 0.45	2.19	-5.31 to -6.69
	2017	19,485	31.03 to 22.72	446,882	1.90 to 0.45	2.12	13.62 to 11.99

Managed Volatility Balanced Portfolio Series II(*)	2021	155,352	27.51 to 22.93	3,824,846	2.05 to 0.35	2.25	9.16 to 7.32
	2020	180,491	25.63 to 21.01	4,116,531	2.05 to 0.35	2.26	1.20 to -0.52
	2019	208,520	25.76 to 20.76	4,759,115	2.05 to 0.35	1.73	17.32 to 15.34
	2018	239,171	22.34 to 17.69	4,704,815	2.05 to 0.35	2.01	-5.37 to -6.97
	2017	272,743	24.01 to 18.70	5,741,379	2.05 to 0.35	1.94	13.43 to 11.52

Managed Volatility Conservative Portfolio Series I(*)	2021	3,025	36.65 to 22.94	75,487	1.90 to 0.45	2.84	3.01 to 1.53
	2020	3,518	35.58 to 22.59	85,810	1.90 to 0.45	2.95	2.93 to 1.44
	2019	3,915	34.57 to 22.27	93,727	1.90 to 0.45	2.30	12.87 to 11.25
	2018	4,417	30.63 to 20.02	94,415	1.90 to 0.45	2.47	-2.62 to -4.03
	2017	5,110	31.45 to 20.86	113,494	1.90 to 0.45	2.40	7.33 to 5.79

Managed Volatility Conservative Portfolio Series II(*)	2021	31,361	21.26 to 16.90	649,036	2.10 to 0.35	2.69	2.95 to 1.16
	2020	37,110	20.65 to 16.70	754,903	2.10 to 0.35	2.73	2.77 to 0.99
	2019	42,135	20.09 to 16.54	845,498	2.10 to 0.35	2.11	12.78 to 10.82
	2018	48,164	17.82 to 14.93	865,542	2.10 to 0.35	2.29	-2.74 to -4.43
	2017	56,529	18.32 to 15.62	1,057,774	2.10 to 0.35	2.20	7.29 to 5.43

Managed Volatility Growth Portfolio Series I(*)	2021	14,269	35.18 to 25.91	373,760	1.90 to 0.45	2.19	12.32 to 10.70
	2020	14,834	31.32 to 23.40	344,101	1.90 to 0.45	2.10	-1.86 to -3.28
	2019	16,744	31.92 to 24.20	398,918	1.90 to 0.45	1.70	19.02 to 17.31
	2018	18,851	26.82 to 20.63	380,438	1.90 to 0.45	2.05	-6.97 to -8.31
	2017	21,052	28.83 to 22.50	461,475	1.90 to 0.45	1.93	18.06 to 16.37

71 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values  (continued):

	At December 31,					For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Managed Volatility Growth Portfolio Series II(*)	2021		217,383	$ 22.66 to $ 22.09	$ 5,441,687	2.10 % to 0.35%	1.93%	12.18 % to 10.24%
	2020		253,021	20.20 to 20.04	5,699,154	2.10 to 0.35	1.89	-1.95 to -3.66
	2019		296,881	20.80 to 20.60	6,896,471	2.10 to 0.35	1.48	18.90 to 16.84
	2018		339,906	17.80 to 17.33	6,715,509	2.10 to 0.35	1.85	-7.03 to -8.65
	2017		384,257	19.49 to 18.63	8,258,711	2.10 to 0.35	1.75	17.94 to 15.90

Managed Volatility Growth Portfolio Series NAV(*)	2021		18	25.24 to 25.24	454	1.20 to 1.20	2.28	11.51 to 11.51
	2020		19	22.63 to 22.63	427	1.20 to 1.20	2.26	-2.55 to -2.55
	2019		20	23.22 to 23.22	459	1.20 to 1.20	1.83	18.25 to 18.25
	2018		21	19.64 to 19.64	408	1.20 to 1.20	2.20	-7.68 to -7.68
	2017		22	21.27 to 21.27	463	1.20 to 1.20	2.08	17.30 to 17.30

Managed Volatility Moderate Portfolio Series I(*)	2021		4,196	39.67 to 26.05	116,588	1.90 to 0.45	2.61	7.41 to 5.87
	2020		4,732	36.93 to 24.61	124,146	1.90 to 0.45	2.59	2.85 to 1.36
	2019		5,472	35.91 to 24.28	141,680	1.90 to 0.45	2.04	16.20 to 14.52
	2018		6,227	30.90 to 21.20	140,002	1.90 to 0.45	2.30	-4.42 to -5.80
	2017		7,152	32.33 to 22.51	170,589	1.90 to 0.45	2.23	11.38 to 9.78

Managed Volatility Moderate Portfolio Series II(*)	2021		51,184	25.41 to 23.74	1,214,885	2.05 to 0.35	2.44	7.38 to 5.57
	2020		58,695	24.07 to 22.11	1,311,617	2.05 to 0.35	2.44	2.69 to 0.96
	2019		67,001	23.84 to 21.53	1,476,853	2.05 to 0.35	1.85	16.02 to 14.06
	2018		77,232	20.90 to 18.56	1,481,941	2.05 to 0.35	2.14	-4.46 to -6.08
	2017		88,427	22.25 to 19.42	1,798,772	2.05 to 0.35	2.04	11.26 to 9.39

Mid Cap Growth Trust Series I(*)	2021	(g)	2,389	96.00 to 81.05	166,544	1.90 to 0.45	0.00	3.07 to 1.59
	2020		2,648	93.14 to 79.78	181,366	1.90 to 0.45	0.00	64.65 to 62.28
	2019		3,150	56.57 to 49.16	131,034	1.90 to 0.45	0.00	33.92 to 31.99
	2018		3,593	42.24 to 37.25	112,151	1.90 to 0.45	0.00	-2.00 to -3.42
	2017		4,140	43.10 to 38.57	133,041	1.90 to 0.45	0.00	27.96 to 26.13

Mid Cap Growth Trust Series II(*)	2021	(h)	1,108	89.97 to 51.28	91,045	2.05 to 1.00	0.00	2.27 to 1.20
	2020		1,292	88.90 to 50.14	104,741	2.05 to 1.00	0.00	63.37 to 61.66
	2019		1,492	54.99 to 30.69	74,431	2.05 to 1.00	0.00	32.91 to 31.53
	2018		1,679	41.81 to 23.09	63,587	2.05 to 1.00	0.00	-2.69 to -3.72
	2017		1,857	43.43 to 23.73	72,596	2.05 to 1.00	0.00	26.99 to 25.67

Mid Cap Index Trust Series I(*)	2021		1,426	80.88 to 57.01	86,257	1.90 to 0.45	0.86	23.65 to 21.87
	2020		1,644	65.41 to 46.77	80,889	1.90 to 0.45	1.58	12.71 to 11.08
	2019		1,882	58.04 to 42.11	83,184	1.90 to 0.45	1.12	25.02 to 23.22
	2018		2,156	46.42 to 34.17	76,810	1.90 to 0.45	1.08	-11.86 to -13.13
	2017		2,410	52.67 to 39.34	98,702	1.90 to 0.45	0.70	15.29 to 13.64

Mid Cap Index Trust Series II(*)	2021		1,138	62.91 to 35.24	62,799	2.05 to 1.00	0.65	22.72 to 21.44
	2020		1,252	51.80 to 28.72	56,972	2.05 to 1.00	1.40	11.85 to 10.68
	2019		1,468	46.80 to 25.67	60,114	2.05 to 1.00	0.91	24.19 to 22.89
	2018		1,720	41.05 to 38.08	57,031	2.05 to 0.45	0.87	-12.06 to -13.46
	2017		2,048	46.68 to 44.01	78,243	2.05 to 0.45	0.29	14.99 to 13.17

Mid Value Trust Series I(*)	2021		947	56.88 to 43.81	45,068	1.90 to 0.80	0.95	23.35 to 22.00
	2020		1,069	46.12 to 35.91	41,569	1.90 to 0.80	1.66	8.72 to 7.53
	2019		1,198	42.42 to 33.40	43,106	1.90 to 0.80	1.10	18.58 to 17.29
	2018		1,332	35.77 to 28.47	40,685	1.90 to 0.80	0.75	-11.56 to -12.53
	2017		1,541	40.44 to 32.55	53,462	1.90 to 0.80	0.96	10.55 to 9.34

Mid Value Trust Series II(*)	2021		1,104	41.65 to 20.54	48,791	2.05 to 1.00	0.78	22.86 to 21.58
	2020		1,122	34.26 to 16.72	40,897	2.05 to 1.00	1.46	8.29 to 7.15
	2019		1,272	31.97 to 15.44	43,146	2.05 to 1.00	0.88	17.97 to 16.74
	2018		1,448	27.39 to 13.09	41,931	2.05 to 1.00	0.56	-11.82 to -12.74
	2017		1,623	31.39 to 14.84	53,486	2.05 to 1.00	0.75	10.10 to 8.96

Money Market Trust Series I(*)	2021		1,208	16.22 to 10.50	17,290	1.90 to 0.45	0.00	-0.45 to -1.88
	2020		1,418	16.29 to 10.71	20,396	1.90 to 0.45	0.32	-0.14 to -1.58
	2019		1,613	16.31 to 10.88	23,529	1.90 to 0.45	1.93	1.48 to 0.02
	2018		1,993	16.08 to 10.88	28,845	1.90 to 0.45	1.52	1.09 to -0.38
	2017		2,435	15.90 to 10.92	34,960	1.90 to 0.45	0.58	0.14 to -1.30

Money Market Trust Series II(*)	2021		6,533	12.48 to 10.11	72,484	2.05 to 0.35	0.00	-0.35 to -2.03
	2020		8,150	12.52 to 10.32	91,728	2.05 to 0.35	0.26	-0.11 to -1.80
	2019		9,750	12.53 to 10.51	111,046	2.05 to 0.35	1.73	1.38 to -0.33
	2018		11,460	12.36 to 10.54	130,219	2.05 to 0.35	1.31	0.98 to -0.73
	2017		14,059	12.24 to 10.62	160,059	2.05 to 0.35	0.38	0.04 to -1.64

Money Market Trust Series NAV(*)	2021		321	12.09 to 11.65	3,857	2.05 to 1.40	0.00	-1.39 to -2.03
	2020		354	12.26 to 11.89	4,324	2.05 to 1.40	0.34	-1.07 to -1.71
	2019		376	12.39 to 12.10	4,645	2.05 to 1.40	1.97	0.57 to -0.08
	2018		406	12.32 to 12.11	4,998	2.05 to 1.40	1.57	0.17 to -0.48
	2017		503	12.30 to 12.17	6,185	2.05 to 1.40	0.63	-0.75 to -1.40

72 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values  (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Opportunistic Fixed Income Trust Series I(*)	2021	628	$ 24.64 to $ 18.61	$ 21,070	1.90 % to 0.80%	2.71%	-2.80 % to -3.86%
	2020	673	25.63 to 19.14	23,520	1.90 to 0.80	3.84	12.88 to 11.65
	2019	722	22.96 to 16.96	22,479	1.90 to 0.80	6.27	5.53 to 4.38
	2018	811	22.00 to 16.07	24,164	1.90 to 0.80	2.63	-2.68 to -3.75
	2017	917	22.86 to 16.51	28,398	1.90 to 0.80	2.23	7.89 to 6.71

Opportunistic Fixed Income Trust Series II(*)	2021	2,362	18.38 to 13.51	50,328	2.05 to 1.00	2.58	-3.23 to -4.24
	2020	2,390	19.20 to 13.96	52,731	2.05 to 1.00	3.78	12.50 to 11.32
	2019	2,737	17.25 to 12.41	53,892	2.05 to 1.00	6.28	5.03 to 3.93
	2018	2,952	16.59 to 11.82	55,604	2.05 to 1.00	2.63	-3.01 to -4.03
	2017	3,739	17.29 to 12.18	71,900	2.05 to 1.00	1.93	7.40 to 6.29

PIMCO All Asset	2021	252	31.36 to 23.63	6,526	2.05 to 0.45	10.58	15.38 to 13.55
	2020	309	27.18 to 20.81	7,004	2.05 to 0.45	4.62	7.25 to 5.55
	2019	367	25.34 to 19.72	7,849	2.05 to 0.45	2.57	10.94 to 9.18
	2018	412	22.84 to 18.06	8,030	2.05 to 0.45	2.70	-6.02 to -7.52
	2017	569	24.30 to 19.53	11,929	2.05 to 0.45	4.21	12.68 to 10.90

Real Estate Securities Trust Series I(*)	2021	373	94.90 to 72.29	32,378	1.90 to 0.45	1.45	46.13 to 44.03
	2020	423	64.94 to 50.19	25,287	1.90 to 0.45	1.97	-6.07 to -7.42
	2019	476	69.14 to 54.22	30,587	1.90 to 0.45	2.08	28.82 to 26.97
	2018	535	53.67 to 42.70	26,940	1.90 to 0.45	1.64	-3.90 to -5.29
	2017	637	55.85 to 45.09	33,691	1.90 to 0.45	0.50	5.76 to 4.24

Real Estate Securities Trust Series II(*)	2021	599	87.65 to 62.51	37,591	2.05 to 0.45	1.32	45.81 to 43.49
	2020	624	60.11 to 43.57	27,195	2.05 to 0.45	1.80	-6.22 to -7.71
	2019	730	64.10 to 47.21	34,624	2.05 to 0.45	1.91	28.50 to 26.47
	2018	804	49.88 to 37.33	30,200	2.05 to 0.45	1.62	-4.08 to -5.61
	2017	967	52.00 to 39.55	38,440	2.05 to 0.45	0.35	5.58 to 3.91

Science & Technology Trust Series I(*)	2021	1,696	89.30 to 58.67	131,384	1.90 to 0.45	0.00	8.04 to 6.49
	2020	1,920	82.66 to 55.09	139,242	1.90 to 0.45	0.00	56.75 to 54.49
	2019	2,201	52.73 to 35.66	101,864	1.90 to 0.45	0.12	37.44 to 35.46
	2018	2,511	38.37 to 26.33	85,293	1.90 to 0.45	0.00	-1.06 to -2.49
	2017	2,859	38.78 to 27.00	98,953	1.90 to 0.45	0.05	40.50 to 38.48

Science & Technology Trust Series II(*)	2021	751	100.87 to 70.88	66,103	2.05 to 1.00	0.00	7.23 to 6.11
	2020	865	95.07 to 66.10	71,737	2.05 to 1.00	0.00	55.59 to 53.96
	2019	929	61.75 to 42.48	49,722	2.05 to 1.00	0.00	36.37 to 34.95
	2018	1,081	45.76 to 31.15	42,537	2.05 to 1.00	0.00	-1.78 to -2.81
	2017	1,105	47.08 to 31.72	44,570	2.05 to 1.00	0.00	39.42 to 37.97

Select Bond Trust Series I(*)	2021	10,658	16.09 to 14.91	169,753	1.55 to 0.80	2.78	-1.98 to -2.72
	2020	10,572	16.42 to 15.33	171,839	1.55 to 0.80	3.05	8.21 to 7.40
	2019	11,230	15.17 to 14.27	168,847	1.55 to 0.80	2.57	8.08 to 7.27
	2018	11,695	14.04 to 13.30	162,858	1.55 to 0.80	2.75	-1.23 to -1.97
	2017	13,425	14.21 to 13.57	189,486	1.55 to 0.80	2.73	2.85 to 2.08

Select Bond Trust Series II(*)	2021	24,764	14.63 to 13.88	358,759	2.05 to 0.80	2.57	-2.18 to -3.39
	2020	25,400	14.96 to 14.37	378,742	2.05 to 0.80	2.70	7.99 to 6.64
	2019	26,549	13.85 to 13.48	369,066	2.05 to 0.80	2.33	7.86 to 6.52
	2018	35,086	12.84 to 12.65	455,780	2.05 to 0.80	2.59	-1.43 to -2.66
	2017	32,360	13.03 to 13.00	428,602	2.05 to 0.80	2.54	2.64 to 1.37

Short Term Government Income Trust Series I(*)	2021	1,615	13.63 to 11.51	19,619	1.90 to 0.45	1.65	-2.03 to -3.44
	2020	1,747	13.91 to 11.92	21,912	1.90 to 0.45	1.68	3.13 to 1.64
	2019	1,869	13.49 to 11.73	23,038	1.90 to 0.45	1.64	2.92 to 1.44
	2018	2,049	13.11 to 11.56	24,777	1.90 to 0.45	2.07	0.38 to -1.07
	2017	2,229	13.06 to 11.68	27,106	1.90 to 0.45	1.39	0.12 to -1.32

Short Term Government Income Trust Series II(*)	2021	1,523	12.15 to 11.05	17,768	2.05 to 1.00	1.37	-2.76 to -3.78
	2020	2,003	12.49 to 11.48	24,222	2.05 to 1.00	1.50	2.36 to 1.29
	2019	1,683	12.20 to 11.34	19,947	2.05 to 1.00	1.43	2.15 to 1.09
	2018	1,871	11.95 to 11.21	21,847	2.05 to 1.00	1.78	-0.37 to -1.42
	2017	1,988	11.99 to 11.38	23,433	2.05 to 1.00	1.14	-0.63 to -1.66

Small Cap Index Trust Series I(*)	2021	279	47.96 to 46.45	13,182	1.90 to 1.40	0.55	12.90 to 12.34
	2020	306	42.48 to 41.35	12,813	1.90 to 1.40	1.39	17.63 to 17.04
	2019	334	36.12 to 35.33	11,902	1.90 to 1.40	0.97	23.31 to 22.69
	2018	394	29.29 to 28.79	11,426	1.90 to 1.40	0.94	-12.66 to -13.10
	2017	419	33.54 to 33.14	13,903	1.90 to 1.40	0.43	12.80 to 12.24

Small Cap Index Trust Series II(*)	2021	647	58.82 to 53.24	30,608	2.05 to 0.45	0.38	13.74 to 11.93
	2020	718	51.72 to 47.56	30,200	2.05 to 0.45	1.22	18.52 to 16.63
	2019	824	43.64 to 40.78	29,572	2.05 to 0.45	0.77	24.22 to 22.24
	2018	939	35.13 to 33.36	27,410	2.05 to 0.45	0.71	-11.95 to -13.36
	2017	1,077	39.90 to 38.50	36,107	2.05 to 0.45	0.24	13.67 to 11.87

73 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values  (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Small Cap Opportunities Trust Series I(*)	2021	607	$ 70.87 to $ 54.06	$ 35,501	1.90 % to 0.45%	0.47%	30.51 % to 28.63%
	2020	677	54.30 to 42.03	30,659	1.90 to 0.45	0.70	9.39 to 7.81
	2019	765	49.64 to 38.98	31,997	1.90 to 0.45	0.39	24.97 to 23.17
	2018	875	39.72 to 31.65	29,574	1.90 to 0.45	0.41	-14.23 to -15.48
	2017	975	46.32 to 37.44	38,837	1.90 to 0.45	0.41	10.58 to 8.99

Small Cap Opportunities Trust Series II(*)	2021	517	50.84 to 32.53	28,178	2.05 to 1.00	0.29	29.55 to 28.20
	2020	573	39.66 to 25.11	24,278	2.05 to 1.00	0.52	8.56 to 7.42
	2019	657	36.92 to 23.13	25,692	2.05 to 1.00	0.17	24.01 to 22.71
	2018	754	30.08 to 18.65	23,803	2.05 to 1.00	0.23	-14.88 to -15.78
	2017	854	35.72 to 21.91	31,838	2.05 to 1.00	0.23	9.76 to 8.62

Small Cap Stock Trust Series I(*)	2021	22	48.85 to 44.01	1,049	1.55 to 0.80	0.00	0.40 to -0.35
	2020	25	48.66 to 44.17	1,196	1.55 to 0.80	0.00	50.34 to 49.21
	2019	26	32.36 to 29.60	825	1.55 to 0.80	0.00	36.92 to 35.90
	2018	27	23.64 to 21.78	637	1.55 to 0.80	0.00	-5.95 to -6.66
	2017	29	25.13 to 23.34	718	1.55 to 0.80	0.00	25.46 to 24.53

Small Cap Stock Trust Series II(*)	2021	538	73.26 to 56.10	31,970	2.05 to 0.45	0.00	0.60 to -1.00
	2020	640	72.83 to 56.67	38,273	2.05 to 0.45	0.00	50.55 to 48.16
	2019	791	48.37 to 38.25	31,805	2.05 to 0.45	0.00	37.13 to 34.95
	2018	866	35.28 to 28.34	25,610	2.05 to 0.45	0.00	-5.87 to -7.37
	2017	887	37.48 to 30.60	28,001	2.05 to 0.45	0.00	25.71 to 23.72

Small Cap Value Trust Series I(*)	2021	18	39.07 to 35.20	682	1.55 to 0.80	0.48	25.18 to 24.25
	2020	20	31.21 to 28.33	616	1.55 to 0.80	1.07	-7.44 to -8.14
	2019	22	33.72 to 30.84	739	1.55 to 0.80	0.59	25.51 to 24.58
	2018	23	26.86 to 24.76	617	1.55 to 0.80	0.68	-13.20 to -13.85
	2017	24	30.95 to 28.74	727	1.55 to 0.80	0.93	2.91 to 2.14

Small Cap Value Trust Series II(*)	2021	624	37.57 to 27.04	24,197	2.05 to 1.00	0.32	24.72 to 23.42
	2020	657	30.44 to 21.68	20,452	2.05 to 1.00	0.85	-7.88 to -8.84
	2019	727	33.39 to 23.53	24,815	2.05 to 1.00	0.38	25.08 to 23.77
	2018	825	26.98 to 18.82	22,710	2.05 to 1.00	0.45	-13.53 to -14.44
	2017	1,004	31.53 to 21.76	32,188	2.05 to 1.00	0.72	2.47 to 1.40

Small Company Value Trust Series I(*)	2021	593	66.40 to 57.95	38,602	1.90 to 1.40	0.30	21.00 to 20.39
	2020	681	54.88 to 48.14	36,720	1.90 to 1.40	0.28	7.72 to 7.18
	2019	765	50.94 to 44.91	38,287	1.90 to 1.40	0.85	23.78 to 23.16
	2018	840	41.15 to 36.46	34,015	1.90 to 1.40	0.36	-14.16 to -14.59
	2017	969	47.94 to 42.69	45,720	1.90 to 1.40	0.23	9.95 to 9.40

Small Company Value Trust Series II(*)	2021	740	54.49 to 31.22	37,401	2.05 to 1.00	0.13	21.29 to 20.03
	2020	861	45.40 to 25.74	36,283	2.05 to 1.00	0.11	7.98 to 6.85
	2019	973	42.49 to 23.84	38,190	2.05 to 1.00	0.66	23.97 to 22.68
	2018	1,082	34.63 to 19.23	34,596	2.05 to 1.00	0.17	-13.96 to -14.87
	2017	1,224	40.68 to 22.35	45,916	2.05 to 1.00	0.21	10.15 to 9.01

Strategic Income Opportunities Trust Series I(*)	2021	999	30.52 to 23.62	25,597	1.90 to 0.45	3.30	0.45 to -1.00
	2020	1,060	30.38 to 23.86	27,226	1.90 to 0.45	1.63	8.10 to 6.54
	2019	1,168	28.10 to 22.39	28,057	1.90 to 0.45	2.71	10.41 to 8.82
	2018	1,319	25.45 to 20.58	28,929	1.90 to 0.45	3.60	-5.46 to -6.83
	2017	1,590	26.92 to 22.08	37,169	1.90 to 0.45	3.10	5.12 to 3.61

Strategic Income Opportunities Trust Series II(*)	2021	1,239	22.50 to 16.01	29,301	2.05 to 1.00	3.19	-0.30 to -1.34
	2020	1,257	22.80 to 16.06	29,990	2.05 to 1.00	1.47	7.28 to 6.16
	2019	1,383	21.48 to 14.97	30,786	2.05 to 1.00	2.50	9.65 to 8.50
	2018	1,489	19.80 to 13.65	30,584	2.05 to 1.00	3.43	-6.23 to -7.22
	2017	1,748	21.34 to 14.56	38,635	2.05 to 1.00	2.91	4.32 to 3.24

Total Bond Market Series Trust NAV(*)	2021	6,183	14.52 to 13.55	88,904	1.55 to 0.80	2.28	-2.64 to -3.37
	2020	6,252	14.91 to 14.02	92,431	1.55 to 0.80	2.33	6.53 to 5.73
	2019	6,564	14.00 to 13.26	91,184	1.55 to 0.80	2.30	7.44 to 6.63
	2018	6,904	13.03 to 12.44	89,339	1.55 to 0.80	2.67	-1.04 to -1.79
	2017	8,001	13.17 to 12.67	104,753	1.55 to 0.80	2.81	2.52 to 1.75

Total Bond Market Trust Series II(*)	2021	4,191	13.87 to 12.59	55,825	2.10 to 0.35	1.88	-2.44 to -4.14
	2020	5,471	14.21 to 13.14	75,640	2.10 to 0.35	2.25	6.74 to 4.88
	2019	4,043	14.10 to 12.53	52,973	2.10 to 0.45	2.12	7.54 to 5.78
	2018	4,408	13.11 to 11.84	54,255	2.10 to 0.45	2.34	-0.94 to -2.57
	2017	4,595	12.82 to 12.16	57,667	2.10 to 1.00	2.50	2.06 to 0.94

Total Stock Market Index Trust Series I(*)	2021	1,210	54.03 to 48.39	53,032	1.90 to 0.45	1.07	23.89 to 22.11
	2020	1,310	43.61 to 39.63	46,821	1.90 to 0.45	1.73	20.90 to 19.15
	2019	1,486	36.07 to 33.26	44,393	1.90 to 0.45	1.54	29.05 to 27.19
	2018	1,668	27.95 to 26.15	39,008	1.90 to 0.45	1.15	-6.13 to -7.49
	2017	1,892	29.78 to 28.26	47,614	1.90 to 0.45	1.72	20.05 to 18.33

74 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values  (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Total Stock Market Index Trust Series II(*)	2021	845	$ 58.88 to $ 27.60	$ 45,303	2.05 % to 1.00%	0.89%	22.96 % to 21.67%
	2020	885	48.39 to 22.45	39,416	2.05 to 1.00	1.56	19.98 to 18.72
	2019	967	40.76 to 18.71	36,134	2.05 to 1.00	1.35	28.12 to 26.78
	2018	1,098	32.15 to 14.61	32,265	2.05 to 1.00	0.95	-6.86 to -7.84
	2017	1,220	34.89 to 15.68	38,772	2.05 to 1.00	1.19	19.13 to 17.89

Ultra Short Term Bond Trust Series I(*)	2021	690	12.27 to 11.27	8,392	1.55 to 0.80	1.61	-1.26 to -2.00
	2020	998	12.43 to 11.50	12,300	1.55 to 0.80	1.92	0.66 to -0.10
	2019	775	12.35 to 11.51	9,489	1.55 to 0.80	1.63	2.29 to 1.53
	2018	860	12.07 to 11.34	10,300	1.55 to 0.80	2.06	0.59 to -0.17
	2017	728	12.00 to 11.35	8,671	1.55 to 0.80	1.65	-0.14 to -0.89

Ultra Short Term Bond Trust Series II(*)	2021	16,167	12.62 to 10.33	180,830	2.10 to 0.35	1.49	-1.01 to -2.73
	2020	20,405	12.75 to 10.62	233,366	2.10 to 0.35	1.81	0.92 to -0.83
	2019	18,954	12.63 to 10.71	216,056	2.10 to 0.35	1.78	2.55 to 0.78
	2018	15,671	12.31 to 10.63	176,623	2.10 to 0.35	1.53	0.84 to -0.92
	2017	16,588	12.21 to 10.73	187,373	2.10 to 0.35	1.34	0.11 to -1.62

Value Opportunities	2021	24	196.43 to 54.91	2,774	1.80 to 1.40	0.64	11.88 to 11.43
	2020	28	175.57 to 49.27	3,037	1.80 to 1.40	1.00	18.15 to 17.67
	2019	33	148.61 to 41.87	2,961	1.80 to 1.40	1.54	26.98 to 26.47
	2018	40	117.04 to 33.11	2,680	1.80 to 1.40	1.11	-7.84 to -8.21
	2017	42	126.98 to 36.07	3,120	1.80 to 1.40	0.71	12.27 to 11.83

75 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values  (continued):

(*) Sub-account that invests in affiliated Trust.

(a) As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b) These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, ST A, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c) These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d) These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e) Renamed on April 1, 2021. Previously known as Global Trust Series I.

(f) Renamed on April 1, 2021. Previously known as Global Trust Series II.

(g) Renamed on October 1, 2021. Previously known as Mid Cap Stock Trust Series I.

(h) Renamed on October 1, 2021. Previously known as Mid Cap Stock Trust Series II.

76 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

77 of 77

PART C
OTHER INFORMATION
Item 27. Exhibits
(a)	(i)	Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H - Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to the registration statement, file number 333-70728, filed January 2, 2002.
(b)	Agreements for custody of securities and similar investments - Not Applicable.
(c)	(i)	Underwriting Agreement dated August 10, 1995 - Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 033-76162, filed February 25, 1998.
(ii)	Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24(b)(3) (ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.
(iii)	General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(iii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.
(iv)	Form of Amendment to General Agent and Broker-Dealer Selling Agreement (amended with respect to GIFL Rollover Annuity and IRA Rollover Program), incorporated by reference to Exhibit 24(b)(3)(v) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-149421, filed on June 30, 2008.
(d)	(i)	Form of Specimen Single Payment Individual Deferred Variable Annuity Contract, Non-Participating for Venture 200.10—incorporated by reference to Exhibit 24(b)(4)(i) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.
(ii)	Specifications Pages for Venture 200.10 for Roth IRA—incorporated by reference to Exhibit 24(b)(4)(ii) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.
(iii)	Specifications Pages for Venture 200.10 for traditional IRA—incorporated by reference to Exhibit 24(b)(4)(iii) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.
(iv)	Form of Specimen Single Payment Individual Deferred Variable Annuity Contract, Non-Participating for Venture 201.10—incorporated by reference to Exhibit 24(b)(4)(iv) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.
(v)	Specifications Pages for Venture 201.10 for Roth IRA—incorporated by reference to Exhibit 24(b)(4)(v) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.
(vi)	Specifications Pages for Venture 201.10 for traditional IRA—incorporated by reference to Exhibit 24(b)(4)(vi) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.
(vii)	Form of Specimen Single Payment Individual Deferred Variable Annuity Contract, Non-Participating for Venture 202.10—incorporated by reference to Exhibit 24(b)(4)(vii) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.
(viii)	Specifications Pages for Venture 202.10 for Roth IRA—incorporated by reference to Exhibit 24(b)(4)(viii) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.
(ix)	Specifications Pages for Venture 202.10 for traditional IRA—incorporated by reference to Exhibit 24(b)(4)(ix) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.
(e)	Form of Specimen Application for Flexible Purchase Payment (for GIFL Rollover) or Single Payment (for GIFL Select IRA Rollover) Individual Deferred Variable Annuity Contract, Non-Participating—incorporated by reference to Exhibit 24(b)(5) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.
(f)	(i)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.), incorporated by reference to Exhibit A(6) to Registration Statement on Form S-6, File No. 333-41814, filed on July 20, 2000.
(ii)	Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984, incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed on November 14, 1997.

(iii)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(iii) to Registration Statement, File No. 333-70728, filed on May 1, 2007.
(iv)	By-laws of The Manufacturers Life Insurance Company (U.S.A.— incorporated by reference to Exhibit A(6)(b) to the Registration Statement on Form S-6 filed July 20, 2000 (File No. 333-41814).
(v)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b)(6)(v) to Post-Effective Amendment No. 20 to Registration Statement, File No. 333-70728, filed on May 1, 2007.
(vi)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24 (b) (6) (vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.
(vii)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by referenced to Exhibit 24 (b) (6) (vii) to Post-Effective Amendment No. 35 to Registration Statement File No. 333-70728, filed November 8, 2010.
(viii)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.
(g)	Contract of reinsurance in connection with the variable annuity contracts being offered—NOT APPLICABLE.
(h)	(i)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.
(ii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.
(i)	(i)	CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 29, 2019.]
(ii)	Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 29, 2019.]
(j)	Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24(b)(8)(ii)(A) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.
(k)	Opinion of Counsel and consent to its use as to the legality of the securities being registered—incorporated by reference to Exhibit 24(b)(9) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167019, filed on July 30, 2010.
(l)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]
(m)	All financial statements omitted from Item 26, Financial Statements—NOT APPLICABLE.
(n)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—NOT APPLICABLE.
(o)	Form of Initial Summary Prospectuses—NOT APPLICABLE.
Powers of Attorney
(i)	Powers of Attorney for James R. Boyle, Thomas Borshoff, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G.Vrysen—incorporated by reference to Exhibit 24(b)(13)(b) of the initial filing of this registration statement, File No. 333-167019, filed on May 21, 2010.

(ii)	Power of Attorney for Steven Finch—incorporated by reference to Exhibit 24(b)(13)(b) of the Pre-Effective Amendment No. 1 of this Registration Statement, File No. 333-167019, filed on July 30, 2010.
(iii)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(13)(c) to Post-Effective Amendment No.1 to this Registration Statement, File No. 333-167019, filed May 2, 2011.
(iv)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(13)(d) to Post-Effective Amendment No. 3 to this Registration Statement, File No. 333-167019, filed on March 28, 2013.
(v)	Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(b)(13)(e) to Post-Effective Amendment No. 5 to this Registration Statement, File No. 333-167019, filed on March 31, 2014.
(vi)	Power of Attorney for Linda A. Davis Watters, incorporated by reference to Exhibit 24(b)(13)(f) to Post-Effective Amendment No. 8 to this Registration Statement, File No. 333-167019, filed on April 28, 2017.
(vii)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(13)(g) to Post-Effective Amendment No. 9 to this Registration Statement, File No. 333-167079, filed on April 27, 2018.
(viii)	Power of Attorney for Brooks Tingle, incorporated by reference to Exhibit 24(b)(13)(h) to Post-Effective Amendment No. 10 to this Registration Statement, File No. 333-167019, filed on April 26, 2019.
(ix)	Power of Attorney for J. Stephanie Nam, incorporated by reference to Exhibit 24(b)(15)(x) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
(x)	Power of Attorney for Ken Ross, incorporated by reference to Exhibit 24(b)(15)(xi) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
(xi)	Power of Attorney for Henry H. Wong, incorporated by reference to Exhibit 24(b)(15)(xii) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
(xii)	Power of Attorney for Shamus Weiland, incorporated by reference to Exhibit 24(b)(13)(l) to Post-Effective Amendment No. 12 to Registration Statement, File No. 333-167019, filed on April 23, 2021.
(xiii)	Power of Attorney for Emanuel Alves, incorporated by reference to Exhibit (27)(xiv) to Post-Effective Amendment No. 55 to Registration Statement, File No. 333-70728, filed on November 17, 2021.
(xiv)	Power of Attorney for Thomas Edward Hampton, incorporated by reference to Exhibit (27)(xv) to Post-Effective Amendment No. 55 to Registration Statement, File No. 333-70728, filed on November 17, 2021.
(xv)	Powers of Attorney for Emanuel Alves, Paul M. Connolly, Thomas Edward Hampton, Marianne Harrison, J. Stephanie Nam, Ken Ross, Rex Schlaybaugh Jr., Brooks Tingle, Shamus Weiland, and Henry H. Wong. [FILED HEREWITH]

Item 28. Directors and Officers of the Depositor
Officers and Directors of John Hancock Life Insurance Company (U.S.A.):
Name and Principal Business Address	Position with Depositor
Marianne Harrison 200 Berkeley Street Boston, MA 02116	Chair, President & Chief Executive Officer
Emanuel Alves 197 Clarendon Street Boston, MA 02116	Director, Senior Vice President, General Counsel
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
Thomas Edward Hampton 1900 K Street NW Washington, DC 20006	Director
J. Stephanie Nam 1 West 72nd Street, Apt. 35 New York NY 10023	Director
Ken Ross 200 Berkeley St. Boston, MA 02116	Director, Vice President
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Director, Senior Vice President
Shamus Weiland 200 Bloor Street E. Toronto, ON M4W 1E5	Director
Henry H. Wong 200 Berkeley Street Boston, MA 02116	Director, Vice President
Executive Vice Presidents
Andrew G. Arnott**
Christopher Paul Conkey**
James D. Gallagher**
Scott S. Hartz**	Chief Investment Officer – U.S. Investments
Halina K. von dem Hagen***	Treasurer
Senior Vice Presidents
John C.S. Anderson**
Michael Biagiotti*
Kevin J. Cloherty**
Peter DeFrancesco*	Head of Digital – Direct to Consumer
Linda Levyne*
Patrick McGuinness*
Joelle Metzman**
Patrick M. Murphy*
Lee Ann Murray**
Sebastian Pariath*
Gaurav Hans Saini*
Martin Sheerin*	Chief Financial Officer
Anthony Teta*
Leo Zerilli**
Vice Presidents
Lynda Abend*
John Addeo**

Name and Principal Business Address	Position with Depositor
Mark Akerson*
Kevin Askew**
Zahir Bhanji***	CFO- JH Insurance
Stephen J. Blewitt**
Alan M. Block**
Jon Bourgault**	Senior Counsel
Paul Boyne**
Ian B. Brodie**
Ted Bruntrager*	CCO & Chief Risk Officer
Grant Buchanan***
Daniel C. Budde**
Robert Burrow**
Jennifer Toone Campanella**
Yan Rong Cao*
Rick A. Carlson**
Patricia Rosch Carrington**
Todd J. Cassler*
Alex Catterick****
Ken K. Cha*
Diana Chan***	Treasury Operations
Eileen Cloherty*	Chief Accountant
William E. Corson**
Kenneth D’Amato*
Kenneth Dai***	Treasury
John J. Danello**
Michelle M. Dauphinais*
Laura David*
Frederick D Deminico**
Jeffrey Duckworth**
Karin Jane Egan*
Jacqueline De Ritis Field*
Marc Feliciano**
Carolyn Flanagan**
Lauren Marx Fleming**
Philip J. Fontana**
Scott Francolini*
Paul Gallagher**
Susan Ghalili*
Marco Giacomelli***
Jeffrey N. Given**
Thomas C. Goggins**
Howard C. Greene**
Len van Greuning*	Chief Information Officer
Erik Gustafson**
Jeffrey Hammer***
Anne Hammer*
Richard Harris***	Appointed Actuary
John Hatch*	Chief Operations Officer
Michael Hession*
Kevin Hill*
James C. Hoodlet*
Sesh Iyengar**
Daniel S. Janis III**
Rishi Kapur***	Treasury
Recep C. Kendircioglu**
Neal P. Kerins*
Hung Ko***
Audrea Laffely*

Name and Principal Business Address	Position with Depositor
Diane R. Landers**
Michael Landolfi**
Julie Law*
Scott Lively**
Jeffrey H. Long**
Jennifer Lundmark*
Edward P. Macdonald**
Patrick MacDonnell**
Nathaniel I. Margolis**
Robert G. Maulden**
John B. Maynard**
Karen McCafferty**
Shawn McCarthy**
Andrew J. McFetridge**
Jonathan McGee**
Kevin McGuire*
Michael McNamara*
Steven E. Medina**
Maureen Milet**	CCO – Investments
Michelle Morey*
Scott Morin*
Catherine Murphy*	Deputy Appointed Actuary
Jeffrey H. Nataupsky**
Scott Navin**
Sinead O’Connor*
Jeffrey Packard**
Gary M. Pelletier**
David Pemstein**
Charlie Philbrook*
Tracey Polsgrove*
Mark Regan*
Todd Renneker**
Sandra Rezendes*
Charles A. Rizzo**
Susan Roberts*
Keri Rogers**
Ian Roke**
Josephine M. Rollka*
Devon Russell*
Colette Sagar*
Thomas Samoluk**
Paul Sanabria**
Emory W. Sanders*
Jeffrey R. Santerre**
Dolores (Dee Dee) Schreitmueller**
Stephen Schuman*
Christopher L. Sechler**
Thomas Shea**
Susan Simi**
Darren Smith**
Jayanthi Srinivasan***
Wilfred Talbot*
Gary Tankersley*
Michelle Taylor-Jones*
William Henry Thompson Jr.*
Nathan Thooft**
Brian E. Torrisi**
Simonetta Vendittelli*	Controller

Name and Principal Business Address	Position with Depositor
Patrick R. Verderico*
Adam Weigold**
Jennifer White*
Adam Wise**
R. Blake Witherington**
Thomas Zakian**
Ross Zilber*
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.
On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2021, appears below:

MANUFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2021

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Investment Management Holdings (Canada) Inc. (Canada)
Manulife Investment Management Limited (Canada)
BS Services (Bermuda) Limited (Bermuda)
Manulife Investment Management (North America) Limited (Canada)
Manulife Investment Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
PT Asuransi Jiwa Manulife Indonesia (*) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Myanmar Life Insurance Company Limited (Myanmar)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife International Holdings Limited (Bermuda)
Manulife (International) Limited (Bermuda)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Life Insurance Company (Japan)
Manulife Investment Management (Japan) Limited (Japan)
Manulife Investment Management International Holdings Limited (Barbados)
Manulife Investment Management (Hong Kong) Limited (Hong Kong)
Manulife Investment Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Investment Management (M) Berhad (Malaysia)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Investment Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Investment Fund Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Variable Trust Advisers LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Manulife Investment Management Timberland and Agriculture Inc. (Delaware)
Manulife Investment Management (US) LLC (Delaware)
John Hancock Investment Management LLC (**) (Delaware)
John Hancock Investment Management Distributors LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

(*) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by Manulife Financial Asia Limited
(**) The remaining 0.1% equity of John Hancock Investment Management LLC is indirectly held by The Manufacturers Investment Corporation

The reported jurisdiction represents the jurisdiction of incorporation

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 30. Indemnification
Article XIV of the Restated Articles of Redomestication of the Company provides as follows:
No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:
i) a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;
ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;
iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;
iv) a transaction from which the director derived an improper personal benefit; or
v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.
If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.
Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriters
(a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and Officers of JHD LLC.
Name	Title
James C. Hoodlet*	Director
Gary Tankersley*	Director, President and Chief Executive Officer
Martin Sheerin*	Director
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan**	Corporate Secretary
Rick Carlson**	Vice President, US Taxation
Jeffrey H. Long**	Chief Financial Officer and Financial Operations Principal
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
(c) None.
Item 32. Location of Accounts and Records
The information required by this item is included in the most recent Form N-CEN filed with the SEC by the Separate Account.
Item 33. Management Services
None.
Item 34. Fee Representation
(a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.
John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.
(b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended.
Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, Commonwealth of Massachusetts, on this 22nd day of April, 2022.
John Hancock Life Insurance Company (U.S.A.) Separate Account H (Registrant)
By:	John Hancock Life Insurance Company (U.S.A.) (Depositor)
By:	/s/ Marianne Harrison Marianne Harrison Chair and President
John Hancock Life Insurance Company (U.S.A.)
By:	/s/ Marianne Harrison Marianne Harrison Chair and President

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of the 22nd day of April, 2022.
Signature	Title
/s/ Marianne Harrison Marianne Harrison	Chair and President (Chief Executive Officer)
/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer (Chief Financial Officer)
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Chief Accounting Officer)
* Emanuel Alves	Director
* Paul M. Connolly	Director
* Thomas Edward Hampton	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Rex Schlaybaugh, Jr.	Director
* Brooks Tingle	Director
* Shamus Weiland	Director
* Henry H. Wong	Director
*/s/ Thomas J. Loftus Thomas J. Loftus, as Attorney-In-Fact Pursuant to Power of Attorney